Exhibit 10.6

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of October 26, 2020

between

EACH OF THE GRANTORS PARTY HERETO

and

THE BANK OF NEW YORK MELLON

as Collateral Agent

Schedules

Schedule 1.1 (Excluded Intellectual Property)

Schedule 2.1 (Certain Listed Collateral)

Schedule 4.1 (General Information)

Exhibits

Exhibit A

Exhibit B

Annexes

Annex 1 (Loyalty Program Assets)

Annex 2 (Control Collateral)

Annex 3 (Aircraft and Engine Assets)

Annex 4 (Slots, Gates and Routes)

Annex 5 (Pledged Collateral)

Annex 6 (Spare Parts Assets)

Annex 7 (Pledged Equipment and Pledged Tooling Inventory)

Annex 8 (Real Property)

ii

This PLEDGE AND SECURITY AGREEMENT, dated as of October 26, 2020 (together with the Annexes and Schedules, this “Agreement”), is entered into among each Grantor, whether as an original signatory hereto or as an Additional Grantor, and The Bank of New York Mellon, as collateral agent for the Secured Parties (in such capacity as collateral agent, together with its successors and assigns, the “Collateral Agent”).

Reference is made to that certain Loan and Guarantee Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among SUN COUNTRY, INC. (the “Borrower”), SUN COUNTRY AIRLINES HOLDINGS, INC. (the “Parent”), the Guarantors party thereto from time to time, the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”) and THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS

1.1 General Definitions

All capitalized terms used herein (including the preamble and recitals hereto) shall have the meanings assigned to such terms as set forth below or in any Applicable Annex, in the Loan Agreement, or if not defined therein, in the UCC.

“Account Debtor” shall mean any Person who is obligated on an Account.

“Additional Grantor” shall have the meaning assigned in Section 6.2.

“Agreement” shall have the meaning set forth in the preamble.

“Annex Remedies Section” shall mean, with respect to an Applicable Annex, the section in such Applicable Annex named “Defaults and Remedies” (or the remedies provisions set forth in any security instrument referenced in any Applicable Annex).

“Applicable Annex” shall mean, with respect to any Collateral and any Grantor, (i) each of Annex 1 (Loyalty Program Assets) and Annex 2 (Control Collateral) that is applicable to such Collateral and such Grantor and any other Annexes incorporated by reference in such Annex and (ii) any other Annexes attached hereto.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Control” shall mean the completion and satisfaction of those conditions and steps necessary for the secured party to have “control” when used with respect to any (i) Certificated Security, under UCC Section 8-106(a) or (b), as applicable, (ii) Securities Account, including any Financial Asset credited to such Securities Account and all related Security Entitlements, under UCC Section 8-106(d) and (iii) Deposit Account, under UCC Section 9-104(a).

“Control Collateral” shall mean Collateral consisting of the Deposit Accounts and Securities Accounts identified in Schedule 2.1.

“Excluded Asset” shall mean (i) any asset of a Grantor subject to a Permitted Lien, if, to the extent and only for so long as the grant of a Lien on such asset to secure the Secured Obligations is prohibited by, or requires additional action (that has not been taken) under, any agreement permitted under Section 6.02 of the Loan Agreement (unless the counterparty to such agreement is an Affiliate of any Grantor), (ii) any lease, license, contract, property right or agreement to which any Grantor is a party to the extent (A) (1) any such lease, license, contract, property right or agreement by its terms in effect on the date hereof or (2) any Applicable Law, prohibits, or requires consent (unless such consent has been received or is of an Affiliate of any Grantor) to the granting of a Lien in the rights of such Grantor thereunder or (b) any Lien thereon would be invalid or unenforceable upon any such grant, in each case in this clause (ii), except to the extent that the UCC or any other Applicable Law provides that such grant of Lien is effective irrespective of any prohibitions to such grant, (iii) any “intent-to-use” application for registration of a Trademark filed with the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, but solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such “intent-to-use” application under applicable Federal law, (iv) motor vehicles subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC), (v) margin stock (within the meaning of Regulation U of the Board of Governors, as in effect from time to time), (vi) any Deposit Account or Securities Account that is used solely as a pension fund, escrow (including any escrow accounts for the benefit of customers), trust, or similar account, in each case, for the benefit of third parties and (vii) any Equity Interest of an Excluded Subsidiary; provided, however, that Excluded Assets shall not include any Material Loyalty Program Agreement, and licenses and property rights thereunder and, for the avoidance of doubt, any other Loyalty Program Agreement as to which consent to the grant of the security interest hereunder has been obtained; and provided, further, that Excluded Assets shall not include any Control Collateral or Proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (i) through (vii) (unless such Proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (vii)).

“Grantor” shall mean each of the signatories hereto (including any Additional Grantor) other than the Collateral Agent.

“Loan Agreement” shall have the meaning set forth in the recitals.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof), (ii) any key man life insurance policies and (iii) in each case, all claims thereunder.

“Perfection Certificate” shall mean a perfection certificate, executed and delivered by each of the Grantors, dated as of the date hereof, in substantially the form of Exhibit B attached hereto (as supplemented from time to time).

“Perfection Requirement” shall mean, at any time and with respect to any property, the requirement that:

(i) each Grantor, at its sole cost and expense, shall have executed a grant of a security interest in such property in one or more applicable Security Documents (as specified in this Agreement) in favor of the Collateral Agent for the benefit of the Secured Parties;

(ii) each Grantor, at its sole cost and expense, shall have prepared and duly and timely filed, registered, recorded or made, or shall have caused to be prepared and duly and timely filed, registered, recorded or made, the Required Filings in favor of the Collateral Agent for the benefit of the Secured Parties with respect to the security interest in such property;

(iii) each Grantor shall have completed and satisfied, or shall have caused to be completed and satisfied, all conditions and steps constituting the Perfection Requirement under the terms of any Applicable Annex with respect to such property; and

(iv) each Grantor shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of this Agreement and any other Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens hereunder and thereunder and delivered such consent or approval to the Collateral Agent.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A attached hereto.

“Pledged Tooling Inventory” means all Qualified Tooling Inventory set forth on Schedule 2.1.

“Qualified Tooling Inventory” means all of the Inventory and Equipment owned by a Grantor and used for the maintenance, repair and overhaul of aircraft that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below:

(i) it is not solely owned by a Grantor, or is leased by or is on consignment to a Grantor, or a Grantor does not have title thereto;

(ii) it is Inventory or Equipment on which the Collateral Agent, on behalf of the Secured Parties, does not have a first priority perfected Lien, or which is subject to any other Lien (other than a Permitted Lien);

(iii) (A) it is stored at a location not owned by a Grantor unless (x) the Required Lenders have given their prior consent thereto (which, for the avoidance of doubt, shall include any location specified on Schedule 2.1) or (y) a collateral access agreement reasonably satisfactory to the Required Lenders has been delivered to the Collateral Agent or (B) it is stored with a bailee or warehouseman unless either (x) the Required Lenders have given their prior consent thereto (which, for the avoidance of doubt, shall include any location specified on Schedule 2.1) or (y) an acknowledged bailee waiver letter reasonably satisfactory to the Required Lenders has been received by the Collateral Agent;

(iv) (A) it is placed on consignment, unless a valid consignment agreement which is reasonably satisfactory to the Required Lenders is in place with respect to such Inventory, (B) it is in transit, unless such Inventory or Equipment (x) is purchased under documentary letter of credit and is in transit (1) from any location in the United States for receipt by a Grantor within fifteen (15) days of the date of determination or (2) from any location outside of the United States for receipt by a Grantor within 60 days of the date of determination, and the document of title, to the extent applicable, reflects a Grantor as consignee (along with delivery to such Grantor of the documents of title, to the extent applicable, with respect thereto), and further as to which the Collateral Agent has control over the documents of title, to the extent applicable, which evidence ownership of the subject Inventory or Equipment, or (y) is in transit between locations in the United States that are leased, owned or occupied by a Grantor, or (C) it is not located within the United States (except as otherwise permitted under subclause (B)(2) above);

(v) it is covered by a negotiable document of title, unless such document has been delivered to the Collateral Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of landlords, carriers, bailees and warehousemen if clause (ii) has been complied with;

(vi) it is not in new and salable condition, or is shopworn, seconds, damaged, defective or otherwise unfit for sale;

(vii) it consists of work-in-process inventory;

(viii) it is slow-moving, obsolete, unmerchantable, or constitutes returned or repossessed goods;

(ix) it does not meet all standards imposed by a Governmental Authority;

(x) it is not of a type held for sale in the ordinary course of the applicable Grantor’s business;

(xi) except as otherwise agreed by the Required Lenders, it does not conform in all material respects to the representations or warranties pertaining to Inventory or Equipment, as applicable, set forth in the Loan Documents;

(xii) it is subject to any licensing arrangement or any other trademark or other proprietary rights of any Person, the effect of which would be to limit the ability of the Collateral Agent, or any Person selling the Inventory or Equipment on behalf of the Collateral Agent, to sell such Inventory or Equipment in enforcement of the Collateral Agent’s Liens without further consent or payment to the licensor or such other Person (unless such consent has then been obtained); provided that the removal of private labels from finished goods and the placement of new labels thereon shall not be deemed to constitute such a limitation under this clause (xii);

(xiii) it is not covered by casualty insurance maintained as required by Section 5.06 of the Loan Agreement; or

(xiv) in the case of Equipment, is not in good operating condition.

“Qualified Receivables” shall mean those Accounts created by a Grantor in the ordinary course of its business that arise out of its sale of goods or rendition of services that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below:

(i) Accounts (other than those set forth in the parenthetical of clause (g) below) that are unpaid more than the earlier of ninety (90) days after the invoice date or forty-five (45) days after the due date of the original invoice for them;

(ii) Accounts owed by an Account Debtor where fifty percent (50%) or more of all Accounts owed by that Account Debtor and its Affiliates are deemed ineligible under clause (a) above;

(iii) Accounts with respect to which the Account Debtor is an Affiliate of any Credit Party or an employee or agent of any Credit Party or any Affiliate of any Credit Party;

(iv) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional (it being understood that the right of an Account Debtor to return goods to a Credit Party in the ordinary course of such Credit Party’s business consistent with past practices shall not constitute conditional payment);

(v) Accounts that are not payable in Dollars;

(vi) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit satisfactory to the Appropriate Party (as to form, substance, and issuer or domestic confirming bank) that has been delivered to the Appropriate Party and is directly drawable by the Collateral Agent, (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Appropriate Party, or (C) such Account is otherwise acceptable in all respects to the Appropriate Party;

(vii) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States or (ii) any state of the United States;

(viii) Accounts with respect to which the Account Debtor is a creditor of any Credit Party and has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute;

(ix) Accounts with respect to an Account Debtor and its Affiliates whose total obligations owing to the Credit Parties exceed twenty percent (20%) of the Appraised Value of all Qualified Receivables, to the extent of the obligations owing by such Account Debtor and its Affiliates in excess of such percentage;

(x) Accounts with respect to which the Account Debtor is subject to a proceeding under any Debtor Relief Laws, is not Solvent, has gone out of business, or as to which any Credit Party has received notice of an imminent proceeding under any Debtor Relief Law or a material impairment of the financial condition of such Account Debtor;

(xi) Accounts, the collection of which the Appropriate Party believes to be doubtful, including by reason of the Account Debtor’s financial condition;

(xii) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor;

(xiii) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Country; or

(xiv) Accounts that (i) represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Grantor of the subject contract for goods or services, or (ii) represent credit card sales.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise Disposed of, or services rendered or to be rendered, including, but not limited to, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument or General Intangible, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivable, relating thereto or obtained or maintained in connection therewith.

“Required Filing” shall mean (i) each UCC financing statement (including any fixture filing, as applicable) in favor of the Collateral Agent for the benefit of the Secured Parties required to perfect the security interest in the Collateral the security interest in which may be perfected by the filing of UCC financing statements, constituted hereby (based upon the information provided to the Collateral Agent in the Perfection Certificate and for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate) and (ii) any Required Filing under each Applicable Annex in favor of the Collateral Agent for the benefit of the Secured Parties (including, without limitation, the recordation of any mortgages, deeds of trust or deeds to secure debt referenced in Annex 4 with respect to any Collateral constituting Real Estate Assets).

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Lenders (including the Treasury as the Initial Lender), the Administrative Agent and the Collateral Agent.

“Title 14” shall mean Title 14 of the United States Code, as amended from time to time.

“Title 49” shall mean Title 49 of the United States Code, as amended from time to time.

“Treasury” shall have the meaning set forth in the recitals.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

1.2 Definitions; Interpretation

References to “Annexes,” “Sections,” “Exhibits” and “Schedules” shall be to Annexes, Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. References to “Schedules” shall be as supplemented from time to time. References to this “Agreement” shall include all Annexes, Exhibits and Schedules hereto. Section, Annex, Exhibit and Schedule headings and the Table of Contents in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “or” is not exclusive. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. If any conflict or inconsistency exists between this Agreement and the Loan Agreement, the Loan Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY INTERESTS.

2.1 Grant of Security

(a) As security for the payment and performance in full of all Secured Obligations, each Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following assets of such Grantor, in each case, whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(i)	all Loyalty Program Assets (including the Loyalty Program Assets described on Schedule 2.1);

(ii)

the Deposit Accounts and Securities Accounts described on Schedule 2.1 (which shall include the Collateral Accounts) and all cash deposited or held therein and financial assets credited thereto, as applicable;

(iii)	all Documents (including the Documents described on Schedule 2.1) relating to assets described in the foregoing;

(iv)	all Accounts (including the Accounts described on Schedule 2.1) relating to assets described in the foregoing;

(v)	to the extent not otherwise included above, all books and records and Supporting Obligations relating to any of the foregoing; and

(vi)	to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or with respect to any of the foregoing.

(b) Notwithstanding anything herein to the contrary, in no event shall the Collateral include, or the security interest granted under this Section 2.1 attach to, any Excluded Asset.

(c) Each Grantor shall file and make all Required Filings and also hereby authorizes the Collateral Agent to file and make all Required Filings, including any financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such Required Filings may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in all of the Collateral granted to the Collateral Agent herein. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Appropriate Party may request, all in such detail as the Appropriate Party may require.

(d) If any Collateral (or any portion thereof) constitutes a type of asset covered by an Applicable Annex, the Applicable Annex (and any security instrument referenced in any Applicable Annex) for such type of asset shall apply and be deemed to have been incorporated in its entirety into this Agreement as if such Applicable Annex (and/or the security instrument(s) referenced in any Applicable Annex) constituted a part of this Agreement.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations

This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under any Debtor Relief Law), of all Obligations and Guaranteed Obligations of the Borrower and each Grantor (collectively, the “Secured Obligations”).

3.2 Continuing Liability Under Collateral

Notwithstanding anything herein to the contrary:

(a) nothing contained herein is intended or shall be a delegation of duties to any Secured Party;

(b) each Grantor shall remain liable under each agreement included in or relating to the Collateral and observe and perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof, and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in or relating to the Collateral; and

(c) the exercise by the Collateral Agent of any of its rights or remedies hereunder, any other Security Document or the Loan Agreement, shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

4.1 Generally.

Each Grantor hereby represents and warrants, on the Closing Date and on the date of each Borrowing (and, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable; provided that if Additional Collateral becomes subject to the security interest created hereby without the execution and delivery of a Pledge Supplement, the following representations and warranties are repeated only with respect to such Additional Collateral):

(a) It owns and has good and valid rights in all Collateral free and clear of any Lien except for Permitted Liens.

(b) Subject to applicable Privacy Laws, it has the full corporate power, authority and right to pledge, grant a security interest in, sell, assign or transfer the Collateral pursuant to, and as provided in, this Agreement.

(c) All information supplied by the Grantors with respect to Collateral, including Schedules 2.1 and 4.1, is true, correct and complete in all material respects; provided that the Grantors may, to the extent applicable, deliver to the Collateral Agent certified supplements to (or restated versions of) Schedules 2.1 and 4.1 and the Perfection Certificate in advance of any making of this representation.

(d) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is true, correct and complete.

(e) This Agreement grants to the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable security interest in all of the Collateral and, upon the filing, recording or registration of the applicable UCC financing statements and any other Required Filing, the security interest granted hereunder constitute a perfected first priority security interest in all of the Collateral, subject to no Liens other than Permitted Liens.

(f) The applicable UCC financing statements and the other Required Filings are all the financing statements, filings, recordings and registrations that are necessary to publish notice of, protect the validity of, and establish a legal, valid and perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties with respect to, all Collateral, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration nor any other step or action is necessary in any jurisdiction in connection with the grant, perfection or first priority status of the security interest of the Collateral Agent in any Collateral, except as provided (x) under Applicable Law with respect to the filing of continuation statements and (y) expressly (by reference to this Section 4.1(f)) in any Applicable Annex.

(g) Other than the financing statements, filings, recordings or registrations filed or to be filed in favor of the Collateral Agent for the benefit of the Secured Parties, no financing statement, filing, recording, registration or other document similar in effect under any Applicable Law covering or purporting to cover any security interest in Collateral is on file or of record in any filing or recording office except for (x) financing statements for which proper termination statements have been properly filed and (y) financing statements filed in connection with Permitted Liens.

(h) No authorization, approval, consent or other action by, and no notice to or filing with, any Person, Governmental Authority or regulatory body is required for either (A) the pledge or grant by any Grantor of the security interest purported to be created hereunder to be legal, valid and enforceable or (B) the exercise by the Collateral Agent of any rights or remedies with respect to any Collateral (whether specifically granted or created hereunder or created or provided for by Applicable Law), except (w) such as have been obtained, (x) the filing of UCC financing statements and filing or recordation of any other Required Filings, in each case, in favor of the Collateral Agent for the benefit of the Secured Parties, (y) any required continuation statements and (z) with respect to clause (B), to the extent expressly specified (by reference to this Section 4.1(h)) in any Applicable Annex.

SECTION 5. COVENANTS AND AGREEMENTS

5.1 Affirmative Covenants.

Each Grantor hereby covenants and agrees that:

(a) It shall have satisfied the Perfection Requirement (i) with respect to the Collateral now owned or existing, on or prior to the Closing Date or, in the case of an Additional Grantor or Additional Collateral, on the date of execution and delivery of a Pledge Supplement or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable, (except that the Perfection Requirement with respect to UCC financing statements and any FAA or International Registry filings may be satisfied by filing thereof by such Grantor on the Closing Date or such date of execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable, or, in each case, within one (1) Business Day thereafter) and (ii) with respect to any Collateral acquired or arising after the Closing Date requiring satisfaction of any Perfection Requirement that has not already been undertaken, as promptly as practicable after the date on which such Collateral was acquired or arose (in any event, unless any other timeframe is specifically provided, within thirty (30) days).

(b) On the Closing Date and at any time at which an additional Perfection Requirement is required to be satisfied with respect to any Collateral of any Grantor, such Grantor shall deliver opinions of counsel that are acceptable to the Appropriate Party, addressed to the Secured Parties and dated the Closing Date or the date at which such Perfection Requirement is required to be satisfied, as applicable, in form and substance satisfactory to the Appropriate Party with respect to the creation, validity and perfection of the Lien granted hereunder and under the other Security Documents in the applicable item(s) of Collateral, fulfillment of all Perfection Requirements, no governmental or third-party consents that have not been obtained, U.S. Bankruptcy Code Section 1110 treatment for any Aircraft and Engine Assets or Spare Parts, in each case, constituting Collateral, no contravention of agreements and such other matters relating to the Collateral as the Appropriate Party requests.

(c) Concurrently with the Appraisals and any Valuation Certificate required to be delivered under Section 5.16 of the Loan Agreement, it shall provide to the Collateral Agent:

(i)

a certificate of a Responsible Officer of the applicable Grantor confirming that Schedules 2.1 and 4.1 (after giving effect to the supplements and restatements in clause (ii) below) remain true, correct and complete in all material respects; and

(ii)

to the extent applicable, supplements to (or restated versions of) Schedules 2.1 and 4.1 and the Perfection Certificate (which supplements in connection with any Additional Collateral shall, for the avoidance of doubt, be approved by the Required Lenders).

(d) At the expense of such Grantor, it shall maintain the security interest created by this Agreement as a perfected first-priority security interest and shall defend such security interest against claims and demands of all Persons at any time claiming any interest therein and the priority of such security interest against any Lien (other than Permitted Liens). Without limiting the foregoing, the applicable Grantor, at its sole cost and expense, will cause the Required Filings to be prepared, duly authorized and executed (if applicable) and duly and timely filed and recorded.

(e) It shall provide to the Collateral Agent statements and schedules (or supplements thereto) further identifying and describing in detail the assets and property of such Grantor constituting Collateral and such other reports therewith as the Appropriate Party may request from time to time.

(f) Concurrently with any supplementing or changing of the Schedules to this Agreement or the Schedules to the Perfection Certificate, it shall, at its expense, cause to be delivered to the Collateral Agent, at the request of the Appropriate Party, (i) an opinion of counsel, in form and substance satisfactory to the Appropriate Party, to the effect that all Perfection Requirements have been satisfied, including that all Required Filings and any amendments or supplements thereto or continuation statements in respect thereof (except any continuation statements specified in such opinion of counsel that are to be filed more than six (6) months after the date thereof), have been filed or recorded in each office necessary to create and perfect the Liens of the Secured Parties and (ii) a certificate of a Responsible Officer as to any additional matters set forth in any Applicable Annex.

(g) Each Grantor shall remain liable, as between such Grantor and the relevant counterparty under each contract, agreement or instrument relating to the Collateral, to observe and perform all the conditions and obligations to be observed and performed by it under such contract, agreement or instrument, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

5.2 Negative Covenants.

Each Grantor hereby covenants and agrees that:

(a) It shall not change the information provided in Schedule 2.1, Schedule 4.1 or the Perfection Certificate delivered to the Collateral Agent or the Lenders at any time unless (i) prior to such change or within the time period specified herein, it shall have satisfied all conditions and taken all actions, if not already satisfied and taken, necessary or advisable to maintain the continuous legality, validity, enforceability, perfection and the first priority (subject to Permitted Liens) of the Collateral Agent’s security interest (for the benefit of the Secured Parties) in the Collateral (including making any and all filings under the UCC or any other Applicable Law that are required to have a valid, legal, perfected first-priority (subject to Permitted Liens) security interest in the Collateral and satisfying any applicable Perfection Requirement, any other action required under any Applicable Annex and any other actions requested by the Collateral Agent or an Appropriate Party in connection therewith) and (ii) in connection with a change at any time to remove any Collateral identified at that time on Schedule 2.1, Schedule 4.1 or the Perfection Certificate, such change shall have been made in connection with a release or disposition permitted under, and made in accordance with, Section 6.17(b)(iii) of the Loan Agreement or otherwise in accordance with the applicable Loan Documents.

(b) It shall not authorize the filing of any financing statements or other registrations, recordations or filings naming it as debtor covering all or any portion of the Collateral, except to cover security interests created hereunder or other Permitted Liens.

(c) It shall not move any Pledged Equipment or Pledged Tooling Inventory (other than Equipment or Inventory sold in the ordinary course of business) to any location (i) other than any location that is listed in Schedule 2.1, or to such other location designated by a Grantor in the supplements delivered pursuant to Section 5.1(c)(ii) and approved by the Required Lenders and (ii) unless, to the extent applicable with respect to such new location, such Grantor shall have complied, upon the request of the Required Lenders, with Section 5.3(a); provided that Pledged Equipment or Pledged Tooling Inventory may from time to time be temporarily relocated to other locations in order to perform maintenance, repair and overhaul of aircraft and engines, provided that such Pledged Equipment or Pledged Tooling Inventory must promptly be restored to one of the locations listed on Schedule 2.1 following such temporary relocation; provided, further that in no event shall any Pledged Equipment or Pledged Tooling Inventory be moved to any location outside of the United States. The supplement to the Perfection Certificate delivered pursuant to Section 5.1(c)(ii) shall include a description in reasonable detail of any Pledged Tooling Inventory (including the book value and current location thereof) that has been acquired, sold or otherwise disposed of, or moved from the location at which it was located, in each case since the date of the immediately preceding supplement (or the date of the Perfection Certificate, in the case of the first such supplement).

5.3 Other Actions.

In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a) Each Grantor shall obtain, upon the request of the Required Lenders, with respect to each location where such Grantor maintains Spare Parts Assets, Pledged Equipment or Pledged Tooling Inventory, a collateral access agreement reasonably satisfactory to the Required Lenders or an acknowledged bailee waiver letter reasonably satisfactory to the Required Lenders, in each case in favor of the Collateral Agent.

SECTION 6. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

6.1 Further Assurances.

(a) Each Grantor shall from time to time, at the sole expense of such Grantor, promptly execute and deliver, or cause to be executed and delivered, all further instruments and documents, and take or cause to be taken all further action, that may be necessary or advisable, or that the Appropriate Party or the Collateral Agent may request, in order to create or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to obtain, preserve, exercise and enforce its rights and remedies hereunder with respect to any Collateral (including the satisfaction and completion of all conditions and steps constituting any applicable Perfection Requirement and any other steps required under any Applicable Annex). Without limiting the generality of the foregoing, each Grantor shall file or deliver to the Collateral Agent such Required Filings, or continuation statements or amendments thereto, and execute and deliver, or cause to be executed and delivered, such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or advisable, or as the Appropriate Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

(b) Each Grantor shall provide any information on the Collateral that the Appropriate Party or the Collateral Agent may request in order to ensure the Collateral Agent’s security interest in all of the Collateral is perfected and is first priority.

(c) Notwithstanding anything herein to the contrary, with respect to pledges of, or grants of security interests in, assets acquired by a Grantor after the Closing Date or that cease to be an Excluded Asset and thereby become an item of Collateral after the Closing Date, unless any other timeframe is specifically provided, within thirty (30) days after the date of such acquisition (or after the date such assets cease to be Excluded Asset), the applicable Grantor shall satisfy the requirements of clause (a) above (including the satisfaction and completion of all conditions and steps constituting any applicable Perfection Requirement and any other action required under any Applicable Annex).

6.2 Additional Grantors; Additional Collateral

From time to time after the Closing Date, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) or assets eligible to be Additional Collateral may be added to the Collateral, in each case, by an Additional Grantor or applicable Grantor, as relevant, by executing a Pledge Supplement and, as applicable, satisfying the Perfection Requirements. Upon delivery of such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto as a Grantor. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent (acting at the direction of the Required Lenders) not to cause any Subsidiary of the Parent or any Grantor to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 7. COLLATERAL AGENT APPOINTED PROXY ATTORNEY-IN-FACT.

7.1 Power of Attorney

Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest and terminable only upon the payment in full of the Secured Obligations (other than contingent indemnification or reimbursement obligations not yet accrued and payable) as such Grantor’s proxy and attorney-in-fact) with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Appropriate Party may deem necessary or advisable to accomplish the purposes of this Agreement, all of which shall be at the Grantors’ expense and constitute Secured Obligations, including, the following:

(a) to prepare and file any UCC financing statements and any other Required Filing against such Grantor as debtor;

(b) to prepare, sign and file any documents with the United States Patent and Trademark Office, the United States Copyright Office or any Governmental Authority in any jurisdiction that the Collateral Agent deems appropriate in connection with the perfection, protection, priority or enforcement of the security interest on the Collateral, and to remove any ineffective filings;

(c) upon the occurrence and during the continuance of any Event of Default:

(i)	to take any actions set forth in any Applicable Annex (or in any security instrument referenced in any Applicable Annex);

(ii)

to do, at the Collateral Agent’s option, at any time or from time to time, all acts and things that the Appropriate Party deems necessary or advisable to protect, preserve, perfect, establish the first priority of or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do, including any access to pay or discharge Taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent (acting at the direction of the Required Lenders), any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand;

(iii)

to exercise control in respect of any Deposit Account or Securities Account that is part of the Collateral, and issue instructions and entitlement orders to any bank or securities intermediary in respect thereof;

(iv)	to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Loan Agreement;

(v)	to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or with respect to any of the Collateral;

(vi)	to receive, endorse and collect any drafts or other instruments, documents and chattel paper;

(vii)

to file any claims or take any action or institute any proceedings that the Required Lenders may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(viii)

to use information relating to the Collateral for purposes of Disposing or collecting the Collateral; provided that with respect to any information granted to a Grantor by a third party, the Collateral Agent shall comply with any of such Grantor’s existing contractual obligations and restrictions that, in each case, such Grantor places the Collateral Agent on written notice of (in reasonable detail);

(ix)	to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral;

(x)	to send verifications of Accounts Receivable to any Account Debtor;

(xi)	to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and

(xii)

to Dispose, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, including to file any documents necessary or advisable to implement, effectuate or reflect the Disposition.

None of the rights granted in this Section 7.1 shall be construed as duties, and the Collateral Agent shall have no liability for omitting to take such actions.

7.2 No Duty on the Part of Collateral Agent or Secured Parties.

(a) The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The failure to act in the absence of any duty to act shall not be deemed an act of gross negligence or willful misconduct.

(b) The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including any release or substitution of Collateral), solely in accordance with this Agreement and the Loan Agreement.

(c) Notwithstanding any rights granted to the Collateral Agent hereunder to file or make filings to perfect the security interest granted to the Collateral Agent herein, the Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral; for filing any financing or continuation statements or recording any documents or instruments in any public office or otherwise perfecting or maintaining the perfection of any security interest in the Collateral (all of which shall be each Grantor’s responsibility); for the validity, perfection, priority or enforceability of the Liens in any of the Collateral; for the validity or sufficiency of the Collateral or any agreement or assignment contained therein; for the validity of the title of any grantor to the Collateral; for insuring the Collateral; or for the payment of taxes, charges or assessments on the Collateral.

7.3 Standard of Care; Collateral Agent May Perform.

(a) Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or any income therefrom or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

(c) The Collateral Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent’s gross negligence or willful misconduct.

(d) Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise Dispose of any Collateral upon the request of any Grantor or otherwise.

(e) If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself (but shall have no obligation to) perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor in a manner consistent with Section 11.03 of the Loan Agreement.

(f) The Collateral Agent has been appointed by the Lenders under the Loan Agreement and has the benefit of the rights and protections set forth therein, including that, notwithstanding any discretion given to it in any Loan Document, the Collateral Agent need not exercise discretion, but shall act as directed by the Required Lenders.

SECTION 8. REMEDIES.

8.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (at the direction of the Required Lenders) with respect to the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies that the Collateral Agent may have or that are afforded to a secured party under the UCC or any other Applicable Law to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously, subject to Applicable Laws, including applicable Privacy Laws:

(i)

require any Grantor to, and each Grantor hereby agrees that it shall, at its expense and promptly upon request of the Appropriate Party or the Collateral Agent forthwith, (A) provide to the Appropriate Party or the Collateral Agent additional information concerning the Collateral and (B) assemble all or part of the Collateral as directed by the Appropriate Party or the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent;

(ii)

enter onto the property where any Collateral is located, if applicable and take possession thereof with or without judicial process (to the extent possession is not otherwise granted to the Collateral Agent by the applicable Grantors), with or without prior notice or demand for performance and without liability for trespass to enter any premises where any Collateral may be located for the purposes of taking possession of or removing any Collateral; provided that the Collateral Agent shall take commercially reasonable measures to protect the confidentiality of any Trade Secrets and other confidential information contained thereon;

(iii)

prior to the Disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for Disposition in any manner to the extent the Collateral Agent deems appropriate;

(iv)

give notice of exclusive control or any other instruction under any control agreement, collateral access agreement or other similar agreement and take any action provided therein with respect to the applicable Collateral;

(v)

seek the appointment of a receiver, keeper or any agent to take possession of the Collateral and enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and the Secured Parties) with respect to such appointment without prior notice or hearing as to such appointment;

(vi)

subject to compliance with the terms of Section 8.1(f), without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or non-exclusive basis), sublicense or otherwise Dispose of the Collateral or any part thereof in one or more parcels at public or private sale or on any securities exchange, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem appropriate (provided that such direct licenses or sublicenses survive even when the Event of Default no longer exists);

(vii)

require any applicable Grantor, and each applicable Grantor hereby agrees that it shall, in connection with any foreclosure, collection, sale or other enforcement of the Liens granted hereunder: (1) to cooperate with the Collateral Agent to obtain all regulatory licenses, consents and other governmental approvals necessary or advisable to conduct all aviation operations with respect to the Collateral, as applicable, (2) to continue to operate and manage the Collateral and maintain all applicable licenses until the Collateral Agent or its designee does so and (3) to cooperate with the transition of the operations to a new operator; and

(viii)	take any other actions specified in any Applicable Annex (or in any security instrument referenced in any Applicable Annex).

(b) The Collateral Agent, the Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC, and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay or appraisal which it now has or may at any time in the future have under any rule of Law now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to Dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any Disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of its covenants contained in this Section will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law with respect to such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Secured Parties hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) To the maximum extent permitted by the Applicable Law, each Grantor absolutely and irrevocably waives (which waiver may not be withdrawn without the written consent of the Collateral Agent acting at the direction of the Required Lenders):

(i)

all claims, damages, and demands against the Collateral Agent or any other Secured Party arising out of the repossession, retention or Disposition of the Collateral (after the occurrence of and during the continuance of an Event of Default), except such as arise out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction; and

(ii)

the benefit and advantage of, and covenants not to assert against the Collateral Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral (after the occurrence of and during the continuance of an Event of Default), made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

(e) The Collateral Agent shall have no obligation to marshal any of the Collateral.

(f) Each Grantor hereby grants each Secured Party a non-exclusive, irrevocable, worldwide, transferable license (or sublicense) to use, license, sublicense and otherwise exercise such Grantor’s rights in or to any Intellectual Property and any data (in each case, (i) whether or not included in the Collateral, (ii) subject to Applicable Laws, including applicable Privacy Laws and (iii) to the extent not in conflict with such Grantor’s contractual obligations (not otherwise overridden by the UCC or Applicable Law) that exist as of the Closing Date with third parties), without payment of royalty or other compensation to such Grantor, solely to enable the Collateral Agent to exercise its rights and remedies under Section 8 of this Agreement and under the Annex Remedies Section of any Applicable Annex (or in any security instrument referenced in any Applicable Annex) after the occurrence, and solely during the continuance, of an Event of Default. This license is in addition to the Secured Parties’ other rights with respect to the Collateral and is subject to the following:

(i)	to the extent that this license is a sublicense of such Grantor’s rights as a licensee under any license, this license is subject to any limitations in the primary license;

(ii)

without limiting the foregoing, this license does not include Intellectual Property if the primary license for such Intellectual Property by its terms or as a matter of law prohibits sublicenses, requires the licensor’s consent or entails additional consideration;

(iii)	for licensed Trademarks, this license is subject to such Grantor’s standards of quality control and inspection, as necessary to avoid the risk of invalidation of the Trademarks;

(iv)	the Collateral Agent shall take commercially reasonable measures to protect the confidentiality of any Trade Secrets and other confidential information licensed pursuant to this Section 8.1(f); and

(v)

the termination or expiration of the license granted pursuant to this Section 8.1(f) shall not terminate the rights of the sublicensees of any sublicenses granted by the Collateral Agent or its assignee in connection with and in accordance with this Section 8.1(f).

(g) Solely to the extent required to exploit or exercise the license rights granted in Section 8.1(f) and solely to the extent not already in the possession of the Collateral Agent, each Grantor shall provide to the Collateral Agent any Intellectual Property and data, including any embodiments thereof, licensed pursuant to Section 8.1(f) that are in the possession or control of such Grantor, and shall not interfere with the rights provided in Section 8.1(f) to such Intellectual Property (including such embodiments) including any right to obtain such Intellectual Property (or such embodiments) from another entity, in each case subject to Applicable Laws, including applicable Privacy Laws.

8.2 Application of Proceeds

Upon the occurrence of an Event of Default, all proceeds received by the Collateral Agent with respect to any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against the Secured Obligations in accordance with Section 7.02 of the Loan Agreement.

8.3 Sales on Credit

If the Collateral Agent sells any of the Collateral upon credit, the Collateral Agent may retain such Collateral until the sale price is paid by the purchaser thereof, and the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of such purchaser. In the event such purchaser fails to pay for the Collateral, neither the Collateral Agent nor any other Secured Party shall incur any liability, and such Collateral may be sold again upon like notice, and the Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; REINSTATEMENT.

9.1 Continuing Security Interest; Transfer of Loans

This Agreement shall create a continuing security interest in all of the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification or reimbursement obligations not yet accrued and payable) and the Lenders no longer have a commitment to make any Loan to the Borrower, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Loan Agreement, each Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits with respect thereto granted to such Lender herein or otherwise. Upon the payment in full of all Secured Obligations (other than contingent indemnification or reimbursement obligations not yet accrued and payable) and the Lenders no longer having a commitment to make any Loan to the Borrower, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination, the Collateral Agent shall, at the Grantors’ expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request (including financing statement amendments to evidence such release) and return to the applicable Grantors any possessory Collateral held by the Collateral Agent. Upon any Disposition of property expressly permitted by the Loan Agreement, the security interest granted herein with respect to such property shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. Upon any such termination or Disposition or any release of Collateral pursuant to the provisions of any Applicable Annex (or in any security instrument referenced in any Applicable Annex), or otherwise expressly permitted by the Loan Agreement, the Collateral Agent shall, at the Grantors’ expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request (including financing statement amendments to evidence such release) and return to the applicable Grantors any corresponding possessory Collateral held by the Collateral Agent. Releases of the Collateral may also be made in accordance with the express terms of any Applicable Annex (or of any security instrument referenced in any Applicable Annex).

9.2 Reinstatement

This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party, any Grantor or any Affiliates thereof for liquidation or reorganization, should any Credit Party or any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower’s or such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 10. MISCELLANEOUS.

10.1 Notices.

All notices and other communications provided hereunder shall be given in a manner consistent with Section 11.01 of the Loan Agreement (i) if to any Grantor, as it applies to a Credit Party and (ii) if to the Collateral Agent, as it applies to the Collateral Agent.

10.2 Waiver; Amendment.

(a) No failure or delay by the Collateral Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges of the Collateral Agent hereunder are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, and subject, in each case, to any restrictions set forth in the Loan Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

10.3 Relation to Other Security Documents.

The provisions of this Agreement supplement the provisions of any Security Document or any other mortgage granted by any Grantor, which secure the payment or performance of any of the Secured Obligations. Nothing contained in any such Security Document or mortgage shall derogate from any of the rights or remedies of the Secured Parties hereunder. In the case of a conflict between this Agreement and any mortgage with respect to the creation, perfection, priority or enforcement of a lien or security interest in any Collateral consisting of real property or Fixtures, such mortgage shall govern. In all other conflicts between this Agreement and any other Security Document, this Agreement shall govern.

10.4 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The Grantors jointly and severally agree to reimburse the Collateral Agent for its fees and expenses incurred hereunder as provided in Section 11.03(a) of the Loan Agreement; provided that each reference therein to the “Borrower” shall be deemed to include a reference to the Grantors.

(b) The Grantors jointly and severally agree to indemnify the Collateral Agent and the other Indemnitees as provided in Section 11.03(b) of the Loan Agreement mutatis mutandis; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor”.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

(d) To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a material breach of the Loan Documents by, such Indemnitee or its Related Parties, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, any Loan or the use of the proceeds thereof.

(e) The provisions of this Section 10.4 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than 10 days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 10.4. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

10.5 Successors and Assigns.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

10.6 Survival of Agreement.

All covenants, agreements, representations and warranties made by any Grantor herein and in any Loan Document or other documents delivered in connection herewith or therewith or pursuant hereto or thereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof and thereof and the making of the Loan hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Secured Parties may have had notice or knowledge of any Default at the time of the Loan, and shall continue in full force and effect as long as any Loan or any other Secured Obligation hereunder shall remain unpaid or unsatisfied. The provisions of this Section 10.6 shall survive and remain in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.

10.7 Counterparts; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything herein to the contrary, delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means, or confirmation of the execution of this Agreement on behalf of a party by an email from an authorized signatory of such party shall be effective as delivery of a manually executed counterpart of this Agreement.

10.8 Severability.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.9 Governing Law; Jurisdiction, Etc.

(a) This Agreement will be governed by and construed in accordance with the law of the State of New York.

(b) Each of the parties hereto agrees to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia for any civil action, suit or proceeding arising out of or relating to this Agreement, the Loan Documents, or the transactions contemplated hereby or thereby.

(c) To the extent permitted by Applicable Law, each parties hereto hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this Agreement or the transactions contemplated hereby.

(d) The Collateral Agent hereby notifies the Borrower and the Lenders that pursuant to the requirements of The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, it is required to obtain, verify and record information that identifies the Borrower and the Lenders, which information includes the name and address of the Borrower and the Lenders and other information that will allow the Collateral Agent to identify the Borrower and the Lenders, in accordance with The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

10.10 Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

10.11 Security Interest Absolute.

All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUN COUNTRY, INC., as Grantor

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

SUN COUNTRY AIRLINES HOLDINGS, INC., as Grantor

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

SCA ACQUISITION INTERMEDIATE, LLC, as Grantor

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

SCA ACQUISITION, LLC, as Grantor

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:	/s/ Bret S. Derman
Name: Bret S. Derman
Title: Vice President

[Signature Page to the Pledge and Security Agreement]

Schedule 1.1 (Excluded Intellectual Property)

to Pledge and Security Agreement

EXCLUDED INTELLECTUAL PROPERTY (IF ANY)

U.S. Federal Trademarks:

No.	Mark	Registration Number	Registration Date	Jurisdiction	Owner

1.	Sun Country Rewards	6000367	March 3, 2020	United States	Sun Country, Inc.

2.	Sun Country Logo:	1303139	October 30, 1984	United States	Sun Country, Inc.

3.	Sun Country Logo	N/A	N/A	United States	Sun Country, Inc.

4.	S	4703155	March 17, 2015	United States	Sun Country, Inc.

5.	S	4703156	March 17, 2015	United States	Sun Country, Inc.

6.	SUN COUNTRY	4703000	March 17, 2015	United States	Sun Country, Inc.

Schedule 1.1 - 1

No.	Mark	Registration Number	Registration Date	Jurisdiction	Owner

7.	SUN COUNTRY	4703001	March 17, 2015	United States	Sun Country, Inc.

8.	SUN COUNTRY VACATIONS	2126040	December 30, 1997	United States	Sun Country, Inc.

9.	SUN COUNTRY AIRLINES	1303139	October 30, 1984	United States	Sun Country, Inc.

U.S. State Trademarks:

No.	Mark	Registration Number	Registration Date	State	Owner

1.	SUN COUNTRY AIRLINES	1117489	October 18, 2017	Alabama	Sun Country, Inc.*

2.	SUN COUNTRY AIRLINES	2017003036	October 18, 2017	Wisconsin	Sun Country, Inc.*

3.	SUN COUNTRY	2111257	April 20, 2015	Puerto Rico	Sun Country, Inc.*

Foreign Trademarks:

No.	Mark	Serial No./ Filing Date	Reg. No./ Reg. Date	Country	Owner

1.	SUN COUNTRY	1604811 (1604811T) 29-APR-2015	1543218 01-JUN-2015	Mexico	Sun Country, Inc.*

2.	SUN COUNTRY	2015-0003999 28-APR-2015	N/A	Costa Rica	Sun Country, Inc.*

3.	SUN COUNTRY	39210 09-JUN-2015	N/A	Bahamas	Sun Country, Inc.*

*	Public records identify the owner of this Trademark as MN AIRLINES, LLC, which has converted to a corporation and is now known as Sun Country, Inc.

Schedule 1.1 - 2

No.	Mark	Serial No./ Filing Date	Reg. No./ Reg. Date	Country	Owner

4.	SUN COUNTRY	15/16190 26-MAY-2015	N/A	Dominican Republic	Sun Country, Inc.*

5.	SUN COUNTRY	067014 27-APR-2015	N/A	Jamaica	Sun Country, Inc.*

6.	SUN COUNTRY	SD15129 26-JUN-2015	14824	Saint Maarten	Sun Country, Inc.*

The following Internet Domain Names:

No.	Domain Name	Owner
1.	https://www.suncountry.com/sun-country-visa	Sun Country, Inc.

*	Public records identify the owner of this Trademark as MN AIRLINES, LLC, which has converted to a corporation and is now known as Sun Country, Inc.

Schedule 1.1 - 3

Schedule 2.1 (Certain Listed Collateral)

to Pledge and Security Agreement

CERTAIN LISTED COLLATERAL

ITEM 1 (LOYALTY PROGRAM ASSETS):

Loyalty Program Assets (certain non-Loyalty Program Agreement components):

a.	Loyalty Program Agreements

i.

Amended and Restated Co-Brand Marketing Agreement, dated as of October 17, 2018, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines, as amended by (x) Amendment No. 1 to Amended and Restated Co-Brand Marketing Agreement, dated as of November 1, 2018, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines and (y) Amendment No. 1 to Amended and Restated Co-Brand Marketing Agreement, dated as of March 25, 2019, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines.‡

ii.

Visa U.S.A. Inc., Co-Brand Merchant Agreement between Visa U.S.A. Inc. and MN Airlines, LLC d/b/a Sun Country Airlines dated August 21, 2013, as amended by First Amendment to Visa U.S.A. Inc. Co-Brand Merchant Agreement between Visa U.S.A. Inc. and MN Airlines, LLC d/b/a Sun Country Airlines effective April 1, 2019.

b.	Trademark Registration

c.	Trademark Application

d.	Issued Patents

‡	Denotes a Material Loyalty Program Agreement.

Schedule 2.1 - 1

e.	Patent Applications

f.	Copyright Registration

g.	Copyright Applications

h.	Exclusive Copyright Licenses

i.	Internet Domain Names

j.	Material Unregistered Trademarks

k.	Material Proprietary Software

l.	IP Licenses

ITEM 2 (AIRCRAFT AND ENGINES):

N/A

Schedule 2.1 - 2

ITEM 3 (Spare Parts Assets):

N/A

ITEM 4 (SLOTS, GATES AND ROUTES):

N/A

ITEM 5 (CONTROL COLLATERAL):

Control Collateral

a.	Deposit Accounts

No.	Grantor	Name of Account Bank	Account Number	Account Name	Type of Account

1.	SUN COUNTRY, INC.	THE BANK OF NEW YORK MELLON	3823128400	Sun Country Collection Account	Collection Account

2.	SUN COUNTRY, INC.	THE BANK OF NEW YORK MELLON	9149138400	Sun Country Payment Account	Payment Account

3.	SUN COUNTRY, INC.	THE BANK OF NEW YORK MELLON	3823908400	Sun Country Blocked Account	Blocked Account

b.	Securities Accounts

N/A

ITEM 6 (PLEDGED COLLATERAL):

N/A

Schedule 2.1 - 3

ITEM 7 (PLEDGED EQUIPMENT):

N/A

ITEM 8 (QUALIFIED RECEIVABLES):

N/A

ITEM 9 (PLEDGED TOOLING INVENTORY):

N/A

Schedule 2.1 - 4

Schedule 4.1 (General Information)

to Pledge and Security Agreement

GENERAL INFORMATION

No.	Legal Name	Entity Type	Jurisdiction of Organization	Address of Chief Executive Office/Principal Place of Business	Federal Taxpayer Identification Number or Organizational Identification Number

1.	Sun Country, Inc. (f/k/a MN Airlines, LLC)	Corporation	Minnesota	1300 Corporate Center Curve, Eagan, MN 55121	35-2159124

2.	SCA Acquisition, LLC	Limited liability company	Delaware	1300 Corporate Center Curve, Eagan, MN 55121	82-4375938

3.	SCA Acquisition Intermediate, LLC	Limited liability company	Delaware	1300 Corporate Center Curve, Eagan, MN 55121	N/A (disregarded entity)

4.	Sun Country Airlines Holdings, Inc.	Corporation	Delaware	1300 Corporate Center Curve, Eagan, MN 55121	82-4092570

Schedule 4.1 - 1

Exhibit A

to Pledge and Security Agreement

[FORM OF] PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [●], is executed and delivered by the undersigned (a “Grantor”) pursuant to the Pledge and Security Agreement, dated as of [●], [2020] (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among the Grantors and The Bank of New York Mellon, as Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

By executing and delivering this Pledge Supplement, the Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of such Grantor’s right, title and interest in, to and under all Collateral pledged by it to secure the Secured Obligations, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located. If the Grantor is not an existing Grantor under the Security Agreement, such Grantor hereby becomes a party to the Security Agreement as an Additional Grantor and a Grantor under the Security Agreement, in each case with the same force and effect as if originally named therein as a Grantor under the Security Agreement and subject to all Annexes applicable to the Collateral being pledged by it (which for the avoidance of doubt are hereby incorporated by reference). If the Grantor is an existing Grantor under the Security Agreement and is providing, as Additional Collateral thereunder, the items specified in the attached Schedule hereto, such Additional Collateral is subject to the Security Agreement with the same force and effect as if originally a part thereof and to all Annexes applicable to such Additional Collateral (which for the avoidance of doubt are hereby incorporated by reference).

The Grantor represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement and all Applicable Annexes are true, correct and complete on and as of the date hereof (after giving effect to this Pledge Supplement) and agrees that the Schedule attached hereto shall supplement the equivalent schedules of the Security Agreement and the Perfection Certificate. The Grantor hereby additionally represents and warrants that the Grantor has taken the perfection actions with respect to the Collateral specified in the Security Agreement and all Applicable Annexes, including the Perfection Requirement.

This Pledge Supplement will be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit A

[FORM OF] SCHEDULE TO PLEDGE SUPPLEMENT

[FORM OF] SUPPLEMENT TO SCHEDULES

TO PLEDGE AND SECURITY AGREEMENT

ITEM 1 (Loyalty Program Assets):

Loyalty Program Assets (certain non-Loyalty Program Agreement components):

a.

Loyalty Program Agreements (please denote any Loyalty Program Agreement which is a Material Loyalty Program Agreement with a ‡ and include the expiration date for each Material Loyalty Program Agreement)

b.	Trademark Registration

No.	Mark	Registration Number	Registration Date	Jurisdiction	Owner

1.	[●]	[●]	[●]	[●]	[●]

c. Trademark Application

No.	Mark	Application Number	Filing Date	Jurisdiction	Owner

1.	[●]	[●]	[●]	[●]	[●]

d. Issued Patents

No.	Title	Patent Number	Date Issued	Jurisdiction	Owner

1.	[●]	[●]	[●]	[●]	[●]

e.	Patent Applications

‡	Denotes a Material Loyalty Program Agreement.

Schedule to Pledge Supplement - 1

No.	Title	Application Number	Filing Date	Jurisdiction	Owner

1.	[●]	[●]	[●]	[●]	[●]

f.	Copyright Registration

No.	Title	Registration Number	Registration Date	Jurisdiction	Owner

1.	[●]	[●]	[●]	[●]	[●]

g.	Copyright Applications

No.	Title	Registration Number	Registration Date	Owner

1.	[●]	[●]	[●]	[●]

h.	Exclusive Copyright Licenses

i.	Internet Domain Names

No.	Domain Name	Owner
1.	[●]	[●]

j.	Material Unregistered Trademarks

k.	IP Licenses[1]

[1]	NTD: Schedule will not be publicly filed.

Schedule to Pledge Supplement - 2

ITEM 2 (AIRCRAFT AND ENGINES):

(i)	Aircraft and Engine Assets:

a.	Airframes

No.	Owner	U.S. Registration No.	Airframe Manufacturer	Airframe Model	Airframe Serial No.

1.	[●]	[●]	[●]	[●]	[●]

b. Engines

No.	Owner	Manufacturer	Model	Generic Manufacturer and Model	Manufacturer’s Serial No.

1.	[●]	[●]	[●]	[●]	[●]

(Each of which Engines having at least 550 rated takeoff horsepower, or in the case of jet propulsion at least 1,750 lb of thrust, or the equivalent thereof)

c.	Insurance

ITEM 3 (Spare Parts Assets):

Spare Parts Assets:

a.	Spare Parts

No.	Grantor	Type of Spare Part	Manufacturer Part Number	Designated Spare Parts Location (and address)

1.	[●]	[●]	[●]	[●]

Schedule to Pledge Supplement - 3

b. Insurance

ITEM 4 (SLOTS, GATES AND ROUTES):

(i)	SGR Assets:

a.	Route Authorities

b.	Scheduled Service

No.	Domestic Airport	Foreign Airport
1.	[●]	[●]

c. Slots

d. Copies of Routes Certificates and Orders

ITEM 5 (CONTROL COLLATERAL)

Control Collateral

a.	Deposit Accounts

No.	Grantor	Name of Account Bank	Account Number	Account Name	Type of Account[2]

1.	[●]	[●]	[●]	[●]	[●]

b.	Securities Accounts

[2]	Note to Form: Indicate whether Eligible Receivables Account, Collection Account, Blocked Account, Payment Account, Collateral Proceeds Account or Other

Schedule to Pledge Supplement - 4

No.	Grantor	Name of Securities Intermediary	Account Number	Account Name	Type of Account[3]

1.	[●]	[●]	[●]	[●]	[●]

ITEM 6 (PLEDGED COLLATERAL)

Pledged Collateral

a.	Pledged Debt

No.	Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

1.	[●]	[●]	[●]	[●]	[●]	[●]

b.	Pledged Equity Interests

No.	Grantor	Issuer	Type of issuer	If Stock, Class of Stock	Certificated (Y/N)	Certificate No.	Par Value	No. of Shares or Interests	% of Outstanding Equity Interest of the issuer

1.	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]

ITEM 7 (PLEDGED EQUIPMENT):

Pledged Equipment

a.	Pledged Flight Simulators

[3]	Note to Form: Indicate whether Eligible Receivables Account, Collection Account, Blocked Account, Payment Account, Collateral Proceeds Account or Other

Schedule to Pledge Supplement - 5

No.	Grantor	FAA ID#	Type	Specifications	Location

1.	[●]	[●]	[●]	[●]	[●]

b.	Flight Simulator Intellectual Property

c.	Flight Simulator IP Licenses

d.	Pledged Ground Support Equipment

No.	Grantor	Serial Number	Type	Specifications	Location

1.	[●]	[●]	[●]	[●]	[●]

ITEM 8 (QUALIFIED RECEIVABLES):

Qualified Receivables

a.	Qualified Receivables[4]

No.	Grantor	Counterparty	Dated as of	Amount

1.	[●]	[●]	[●]	[●]

ITEM 9 (PLEDGED TOOLING INVENTORY):

a.	Pledged Tooling Inventory

[4]	Note to Form: Method of presentation to be determined based on nature of pledged receivables.

Schedule to Pledge Supplement - 6

No.	Grantor	Name of Entity in Possession of Collateral, including Place of Business, if different from Location of Collateral	Address/Location of Collateral	County	State	Owned/Leased	Serial/Registration Number

1.	[●]	[●]	[●]	[●]	[●]	[●]	[●]

Schedule 4.1 – General Information

No.	Legal Name	Entity Type	Jurisdiction of Organization	Address of Chief Executive Office/ Principal Place of Business	Federal Taxpayer Identification Number or Organizational Identification Number

1.	[●]	[●]	[●]	[●]	[●]

Schedule to Pledge Supplement - 7

Exhibit B

to Pledge and Security Agreement

Form of Perfection Certificate

[See attached]

Exhibit B - 1

Annex 1 (Loyalty Program Assets)

Each Grantor and the Collateral Agent hereby agree that (i) the terms of this Annex shall apply with respect to Collateral consisting of Loyalty Program Assets and Grantors of such Collateral and (ii) the terms of Annex 2 (for Control Collateral) (an “Incorporated Annex”) shall apply to the Collateral consisting of assets noted in the parenthetical for such Annex and the Grantors of such Collateral.

1.	Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement”:

(a)

Notwithstanding anything to the contrary herein or in the Loan Agreement, in no event shall any Grantor be required to make any Intellectual Property filing in a jurisdiction other than the United States (or any state thereof) to perfect the Secured Parties’ security interest in the Loyalty Program Intellectual Property.

(b)

Notwithstanding anything to the contrary herein or in the Loan Agreement, in no event shall any Grantor be required to make any Required Filings for any Loyalty Program Assets set forth in Section 9(a)(viii)(H) of this Annex other than the filing of UCC financing statements (including any fixture filing, as applicable) in each governmental, municipal or other office specified in Schedules 2(a) and 2(b) to the Perfection Certificate.

2.

Required Filings. Each of the following financing statement, filing, recording or other document shall be included in the definition of Required Filing and shall constitute an additional “Required Filing”:

(a)

A copy (or short-form memorialization) of all exclusive licenses (i) granted to any Grantor under any registered or applied-for United States Copyrights and (ii) included in the Collateral, for filing with the United States Copyright Office in favor of Grantor;

(b)

With respect to each Grantor’s United States registered and applied-for Copyrights and any exclusive IP License granted to any Grantor under any registered or applied-for United States Copyrights, in each case, included in the Collateral, a Copyright security agreement substantially in the form attached hereto as Exhibit 1, for filing with the United States Copyright Office;

(c)

With respect to such Grantor’s issued and applied-for United States Patents included in the Collateral, a Patent Security Agreement substantially in the form attached hereto as Exhibit 2, for filing with the United States Patent and Trademark Office; and

(d)

With respect to such Grantor’s registered and applied-for United States Trademarks included in the Collateral, a Trademark Security Agreement in the form attached hereto as Exhibit 3, for filing with the United States Patent and Trademark Office.

3.

Representations and Warranties. Each Grantor (as applicable) hereby represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable) as set forth below:

Annex 1 - 1

Relevant IP & Data Representations

(a)

The Loyalty Program Intellectual Property, the Loyalty Program Data and the IP Licenses included in the Collateral are fully transferable and alienable by such Grantor without restriction and without payment of any kind to any Person (other than, with respect to the Loyalty Program Intellectual Property, the fees and costs necessary to record such transfers with an IP Filing Office, as applicable and other than off-the-shelf inbound third-party computer software IP Licenses).

Relevant Data Representations

(b)

Except as set forth on Schedule 3(b), such Grantor is, and at all times has been, in compliance in all material respects with (i) all Privacy Laws, (ii) its and its Affiliates’ internal and public-facing privacy policies, notices and statements and (iii) its contractual commitments and obligations, in each case in connection with the Loyalty Program Data. Such public-facing policies are accurate, not misleading and consistent with the actual practices of such Grantor.

(c)

The consummation of the transactions contemplated by this Agreement, the Loan Agreement and the other Security Documents will not cause any Grantor to be in material violation or breach of any internal or public-facing privacy policy, notice or statement of such Grantor, any Privacy Law or any Loyalty Program Agreement.

(d)

Except as set forth on Schedule 3(d), none of such Grantor’s current or previous privacy policies, notices or statements include or included any restrictions on, or fail or failed to include any disclosures to permit, the potential transfer, sharing and disclosure of Loyalty Program Data to an unaffiliated third party in connection with a bankruptcy or in connection with an asset sale.

(e)

Except as set forth on Schedule 3(e), to such Grantor’s knowledge, no notice of enforcement or investigation, or prohibition, warning or audit requests have been served in relation to the Processing by or on behalf of any Grantor or its Affiliates of any Loyalty Program Data and no fact or circumstance exists which would reasonably be expected to give rise to an such notice, warning or audit request. No judgment, decree, ruling, writ, award, injunction or order of any Governmental Authority is pending, threatened or active against any Grantor, its Affiliates or any of its or their service providers relating to the Processing of Loyalty Program Data.

Relevant IP Representations

(f)

Schedule 2.1 hereto sets forth a true and accurate list of (i) all United States and foreign registrations of, issuances of and applications for Patents, Trademarks (including Internet domain names) and Copyrights, in each case owned by a Grantor and included in the Collateral, (ii) all exclusive IP Licenses included in the Collateral granted to any Grantor under any Copyrights registered with or applied for at the United States Copyright Office, (iii) all United States and foreign Trademarks that are material to any Carrier Loyalty Program that are not registered or applied for in any IP Filing Office and (iv) all proprietary software that is material to the Carrier Loyalty Program whether registered or unregistered. Each item of Intellectual Property listed on Schedule 2.1 is valid and enforceable.

(g)

It is the record owner of all of its Intellectual Property listed on Schedule 2.1, and there are no gaps or inaccuracies in the chain of title of such Intellectual Property. It has the full power, right and authority to grant the licenses set forth in the IP License Agreement,

Annex 1 - 2

and the licenses granted thereunder do not and the rights granted to Treasury thereunder if exercised by the Treasury would not conflict with or breach any prior agreements or understandings entered into between such Grantor and any third party.

(h)

It has sole and exclusive rights to sue third parties for the infringement, misappropriation or other violation of its Loyalty Program Intellectual Property and Licensed Trademarks and to collect royalties, revenues, income, damages or other payments arising therefrom.

(i)

Schedule 2.1 is a true and complete list of all IP Licenses included in the Collateral that (i) involve payments in excess of $1 million per year, (ii) contain a grant of exclusivity or (iii) are otherwise material.

(j)

To such Grantor’s knowledge, no Person is materially infringing, diluting, misappropriating or otherwise violating any Grantors’ Loyalty Program Intellectual Property or Licensed Trademarks, and such Grantor has not made any such claim that has not been resolved.

(k)

No holding, decision, judgment, order, or other final determination has been rendered by any Governmental Authority that would materially limit, cancel or question the validity or enforceability of, or such Grantor’s right, title or interest in, any material Loyalty Program Intellectual Property or any of the Licensed Trademarks.

(l)

It uses standards of quality sufficient to protect the validity and enforceability of the Loyalty Program Trademarks in all products marketed and sold, and in the performance of services provided, under the Loyalty Program Trademarks. To the extent applicable, such Grantor has taken all reasonable actions necessary to ensure that all licensees of such Grantor’s Loyalty Program Trademarks adhere to such Grantor’s established standards of quality for the goods and services provided by the licensee using such licensed Loyalty Program Trademarks.

Loyalty Program Agreement Representations

(m)

Schedule 2.1 to this Agreement sets forth all Loyalty Program Agreements (including Material Loyalty Program Agreements and the expiration date for each Material Loyalty Program Agreement) that constitute Collateral and all Collateral Accounts.

(n)	[Reserved.]

(o)	With respect to each Material Loyalty Program Agreement:

(i)	[Reserved.];

(ii)

to the knowledge of the Grantors, no default by any party thereto exists and no party thereto is delinquent in payment of any other amounts required to be paid thereunder that (x) would be materially adverse to any Secured Party or (y) would, or would be reasonably expected to, result in a Material Adverse Effect;

(iii)	[Reserved.];

(iv)

except as disclosed to the Collateral Agent, such Loyalty Program Agreement permits such Grantor to grant a security interest in such Grantor’s rights therein granted to the Collateral Agent and permits the Collateral Agent’s exercise of its rights and remedies as secured party, including its rights of Disposition; and

Annex 1 - 3

(v)	the Collateral includes substantially all of the Loyalty Program Revenue.

Other Collateral Representations

(p)	No Credit Party has any plan to terminate or suspend any existing or established Loyalty Subscription Program.

(q)

The Collateral to which the Collateral Agent has been granted a security interest hereunder together with the rights the Collateral Agent has been granted under the Loan Documents (including Section 6 of this Annex) and the IP License Agreement constitute all the assets, properties and rights (other than off-the-shelf third-party computer software that is generally available and Equipment) reasonably necessary for the operation of the Carrier Loyalty Programs as currently conducted in all material respects.

4.	Covenants. Each Grantor (as applicable) hereby covenants and agrees as set forth below:

(a)	[Reserved].

Affirmative Covenants—Data

(b)

It will take all reasonable action requested by the Appropriate Party or any of its or their successors or assigns for purposes of complying with applicable Privacy Laws, including in issuing notices, opt-outs and similar communications to data subjects, including to Loyalty Program Members, to allow the full use and transfer of Loyalty Program Data, including full use by and transfer to an unaffiliated third party, in the Event of a Default.

(c)

Within sixty (60) days of the Closing Date, the Loyalty Program Data shall be physically segregated, compiled, hosted and maintained on a database that is separated and segregated from each of such Grantor’s databases that store data not included in the Loyalty Program Data, and each of the applicable Grantors shall provide the Collateral Agent with a signed certification certifying that the requirements of this Section 4(c) have been satisfied; provided that if there is any Loyalty Program Data with respect to which there is concurrently, (i) with respect to any Loyalty Program Data collected on or prior to the Closing Date, (x) at least one copy stored in connection with such Grantor’s Carrier Loyalty Program immediately prior to the Closing Date and (y) at least one copy stored in connection with such Grantor’s non-Loyalty Program operations immediately prior to the Closing Date as a result of such Grantor’s collection or usage of such data in connection with such Grantor’s non-Loyalty Program operations, or (ii) with respect to any Loyalty Program Data collected following the Closing Date, (x) at least one copy stored in connection with such Grantor’s Carrier Loyalty Program and (y) at least one copy stored in connection with such Grantor’s non-Loyalty Program operations as a result of such Grantor’s collection or usage of such data in connection with such Grantor’s non-Loyalty Program operations (such copies in clauses (i)(y) and (ii)(y), the “Non-Loyalty Copies”), this Section 4(c) shall not apply to the Non-Loyalty Copies.

(d)

It will maintain and be in compliance with commercially reasonable disaster recovery, backup and security plans and procedures, and have taken reasonable steps to test such plans and procedures on no less than an annual basis and to ensure that all employees and any other Persons acting on behalf of such Grantor or any of its Affiliates in connection with the Processing of the Loyalty Program Data are aware of and adhere to such plans and procedures.

Annex 1 - 4

(e)

It shall maintain in effect and implement commercially reasonable privacy and data security policies and procedures and administrative, physical and technical safeguards, and shall comply in all material respects with (i) all applicable Privacy Laws, (ii) its internal and public-facing privacy policies, notices and statements and (iii) its contractual commitments and obligations, in each case in connection with Loyalty Program Data.

(f)

It shall (i) promptly notify the Appropriate Party and the Collateral Agent, in accordance with Section 10.1 of this Agreement, providing such details as the Appropriate Party or the Collateral Agent may require, of (x) the institution of any enforcement or investigation, or prohibition, warning or audit request that has been served, or judgment, decree, ruling, writ, award, injunction or order of any Governmental Authority pending, threatened or active against any Grantor, its Affiliates or any of its or, to such Grantor’s knowledge, their service providers, related to the Processing of any Loyalty Program Data or (y) any material breaches, cyberattacks (including ransomware attacks), violations or unauthorized uses of or accesses to the IT Systems or any Loyalty Program Data, Trade Secrets or confidential information stored therein or processed thereby and (ii) take all commercially reasonable steps to (x) defend its rights in the Loyalty Program Data in any such enforcement, investigation, audit or other proceeding and (y) as promptly as practicable, fully remediate any such breaches, attacks, violations or unauthorized uses or accesses and, to the extent required under Applicable Law, including applicable Privacy Laws, notify the applicable data subjects thereof.

(g)

It shall maintain and, to the extent not already in its possession, obtain cyber insurance sufficient to cover the Loyalty Program Data and shall ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured and lender loss payee under such cyber insurance, in each case to the fullest extent permitted under such insurance policy and by the applicable insurance provider, with respect to any Loyalty Program Data.

(h)

Notwithstanding anything to the contrary herein or in the other Loan Documents, any reference to “Loyalty Program Data” in this Annex (including in Section 9(a)(viii)(F)) will not include Non-Loyalty Copies.

Affirmative Covenants – Intellectual Property

(i)

To the extent not already registered or issued or the subject of a pending application (for the avoidance of doubt, including to the extent not already registered or the subject of a pending application in a material class of goods and services), each Grantor will take commercially reasonable efforts to promptly register all material Trademarks included in the Collateral or in the Licensed Trademarks with the applicable IP Filing Office, including those set forth on Schedule 4(i). It shall promptly (i) file (A) a “Statement of Use” with the United States Patent and Trademark Office pursuant to Section 1(d) of the Lanham Act or (B) an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act, in each case of (A) and (B) against all Loyalty Program Trademarks or Licensed Trademarks to the extent such Trademarks have been used in commerce by Grantor or any of its Affiliates and (ii) take all other actions necessary to facilitate the acceptance of such “Statement of Use” or “Amendment to Allege Use” by the United States Patent and Trademark Office.

Annex 1 - 5

(j)

It shall (i) promptly notify in the manner set forth in Section 10.1 of this Agreement the Appropriate Party and the Collateral Agent, providing such details as the Appropriate Party or the Collateral Agent may require, of the institution of any material proceeding before a Governmental Authority regarding the validity or enforceability of, or such Grantor’s right to register, own or use, any Loyalty Program Intellectual Property or any Licensed Trademarks, and of any adverse determination on the merits in any such proceeding (in each case, other than “office actions” by IP Filing Office examiners in the ordinary course of prosecution of applications), (ii) take all reasonable steps to defend its rights in the Loyalty Program Intellectual Property (other than any Loyalty Program Intellectual Property that is, and immediately prior to the institution of such proceeding was, no longer used and no longer useful in the business of any Grantor or its Subsidiaries) or the Licensed Trademarks, as applicable, in such proceedings and other interference, reexamination, opposition, cancellation, infringement, dilution, misappropriation and other proceedings and (iii) take all reasonable steps to protect the security, integrity and confidentiality of all Trade Secrets and any other confidential or proprietary information or data included in the Collateral.

(k)

It shall defend all material challenges to the validity and enforceability of, and its title to and ownership of, any Loyalty Program Intellectual Property (other than any Loyalty Program Intellectual Property that is, and immediately prior to the initiation of such challenge was, no longer used and no longer useful in the business of any Grantor or its Subsidiaries) and any Licensed Trademarks, and in the event that any Loyalty Program Intellectual Property or, subject to the IP License Agreement, any Licensed Trademarks is materially infringed, misappropriated, diluted or otherwise violated by a third party, promptly take all reasonable actions, as permitted by Applicable Law, to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Intellectual Property, including any initiation of a suit for injunctive relief, and to recover damages; for the avoidance of doubt, the Collateral Agent hereby permits Grantors to take the actions set forth in this Section 4(k) of this Annex prior to an Event of Default notwithstanding the IP License Agreement.

(l)

It will maintain the standards of quality of all products marketed or sold, and in the performance of services provided, under the Loyalty Program Trademarks, at a level at least as high as on the date hereof and will take all reasonable actions necessary to ensure that all licensees of its Loyalty Program Trademarks adhere to such Grantor’s then-established standards of quality for the services provided by the licensee using such licensed Trademarks.

(m)

Within sixty (60) days of the Closing Date, a copy of all software code (in both object code and source code form) included in the Loyalty Program Intellectual Property, and all associated documentation, in each case (i) owned by any Grantor or any of its Affiliates or (ii) in any Grantor’s or any of its Affiliates’ possession or control, shall be stored in physically separated and segregated media from any of Grantors’ other software code not included in the Loyalty Program Intellectual Property, and each of the applicable Grantors shall provide the Collateral Agent with a signed certification certifying that the requirements of this Section 4(m) have been satisfied. For the avoidance of doubt, additional copies of such software code and associated documentation can concurrently remain stored in their current locations.

(n)

For the avoidance of doubt, Section 6.1(c) of this Agreement shall apply to any and all “intent-to-use” Loyalty Program Trademark applications included in the Excluded Assets with respect to which any Grantor files with the United States Patent and Trademark Office a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act.

Annex 1 - 6

Affirmative Covenants—Other

(o)

It shall notify the Collateral Agent of any Loyalty Program Agreement entered into after the Closing Date, together with copies if such agreement constitutes a Material Loyalty Program Agreement, (x) immediately after the execution thereof (in the case of a Material Loyalty Program Agreement), at which time Schedule 1.01(b) of the Loan Agreement will be deemed updated to include such agreement designated as a Material Loyalty Program Agreement, or (y) within ten (10) Business Days thereof (in the case of any Loyalty Program Agreement that is not a Material Loyalty Program Agreement).

(p)	It shall honor Currency according to the Loyalty Program Rules, except to the extent that would not, or would not be reasonably expected to, cause a Material Adverse Effect.

(q)

It shall promptly give notice to the Appropriate Party and the Collateral Agent (it being understood that such requirement will constitute a notice required under Section 5.03 of the Loan Agreement) of (i) a default or breach by any Grantor or counterparty to a Material Loyalty Program Agreement of its material obligations under such agreement and (ii) knowledge or notice of any event or circumstance that would, or would reasonably be expected to, reduce or offset the rate or amount of payments due to any Grantor under any Material Loyalty Program Agreement, including an explanation of impact of such event or circumstance on such Grantor’s portion of the Loyalty Program Revenue in form and substance reasonably satisfactory to the Collateral Agent.

(r)

Concurrently with the Appraisals required to be delivered under Section 5.16 of the Loan Agreement, it shall additionally identify any material change to the terms of the Loyalty Program Agreements since the date of delivering the latest Appraisal and, to the extent such changes affect any Loyalty Program Agreements that constitute Material Loyalty Program Agreements, provide to the Collateral Agent copies of such change (including the relevant amendment, supplement, restatement or other modification).

(s)	[Reserved.]

Negative Covenants—Data

(t)

Except to the extent required by Applicable Law, it will not modify, publish, provide or deliver any privacy policies, notices or statements in a manner that impairs (as compared with the last updated policies, notices or statements, as applicable, existing as of the date hereof) the right or ability of any Grantor, any of its Affiliates, any of its or their successors or assigns or the Collateral Agent to Process any Loyalty Program Data substantially in the manner Processed as of the Closing Date or removes or narrows any disclosure existing as of the date hereof regarding the potential future transfer, sharing or disclosure of Loyalty Program Data.

Negative Covenants – Data & Intellectual Property

(u)

It will not enter into any agreement (i) with respect to the Loyalty Program Data, Loyalty Program Intellectual Property or outbound IP Licenses included in the Collateral, after the Closing Date, that prohibits the assignment of, grant of a security interest in, or

Annex 1 - 7

license of any such Collateral (other than to Treasury or the Collateral Agent) or (ii) that conflicts with or breaches any of the terms of the IP License Agreement or that would conflict with or breach the rights granted to Treasury thereunder if exercised by Treasury.

(v)

It will not take any action or omit to take any action (other than such Grantor’s actions or omissions of action that are in the ordinary course of business and consistent with past practice) that could reasonably be expected to have a material negative effect on the Loyalty Program Data, the Loyalty Program Intellectual Property or the IP Licenses included in the Collateral (other than any Loyalty Program Intellectual Property that is no longer used and no longer useful), including diminishing, diluting, tarnishing, invalidating or rendering unenforceable Loyalty Program Trademarks, or otherwise materially impairing or harming the value or reputation thereof or the goodwill associated therewith.

Negative Covenants—Other

(w)

No Grantor nor any of its Affiliates shall create, establish, operate or otherwise permit to exist any other Loyalty Program or Loyalty Subscription Program unless (i) substantially all Loyalty Program Assets (including all income and revenue, Intellectual Property, data (including Personal Data) and third-party contracts and intercompany agreements, related to such other Loyalty Program) are Collateral (to the extent not already constituting Collateral pursuant to Section 2.1) and (ii) the Perfection Requirements with respect to such Collateral are satisfied (A) immediately (in the case of a Material Loyalty Program Agreement and related Loyalty Program Assets (other than Loyalty Program Intellectual Property)), (B) as promptly as practicable and in any event within thirty (30) days (in the case of the Loyalty Program Intellectual Property related to a Material Loyalty Program Agreement) or (C) within thirty (30) days (in the case of any Loyalty Program Agreement that is not a Material Loyalty Program Agreement and related Loyalty Program Assets), upon the creation, establishment or existence thereof, in the same manner and to the same extent as other Loyalty Program Assets constituting Collateral, on a first-priority basis (in each case, subject only to Permitted Liens); provided that (x) for purposes of this Section 4(w), the definition “Carrier Loyalty Program” included in the definition of “Loyalty Program Assets” shall refer to such new Loyalty Program or Loyalty Subscription Program and the definition of “Grantor” included in the definition of “Loyalty Program Assets” shall refer to Grantor or any of its Affiliates and (y) any Trademarks under which such new Loyalty Program or Loyalty Subscription Program are primarily operated shall be deemed to be removed from Schedule 1.1.

(x)	[Reserved.]

(y)	It shall not substantially reduce, or permit any of its Subsidiaries to reduce, the Carrier Loyalty Programs business as of the Closing Date.

5.

Defaults and Remedies. Without limiting the generality of Section 8.1 of this Agreement and in addition to any rights and remedies that the Collateral Agent may have under the Loan Documents and the Applicable Law:

(a)

If any Event of Default shall have occurred and be continuing, the Collateral Agent (acting at the direction of the Required Lenders) may, and each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest and terminable only upon the payment in full of the Secured Obligations as such Grantor’s proxy and attorney-in-fact) with full authority in the place and stead of such Grantor and in the name of such Grantor, to:

Annex 1 - 8

(i)

Subject to applicable Privacy Laws and consistent with Grantor’s public-facing privacy policies in effect at the time of issuance, issue and circulate notices, opt-outs and similar communications to data subjects, including Loyalty Program Members, to allow the full use and transfer of Loyalty Program Data in the Event of a Default, including full use by and transfer to an unaffiliated third-party purchaser;

(ii)

bring suit or otherwise commence any action or proceeding in the name of any Grantor, as directed by the Required Lenders to the Collateral Agent, to enforce any Loyalty Program Intellectual Property, in which event such Grantor shall, at the request of the Appropriate Party or the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Appropriate Party or the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Appropriate Party and the Collateral Agent in connection with the exercise of its rights under this Section 5 or Section 8 of this Agreement, and, to the extent that the Appropriate Party or the Collateral Agent shall elect not to bring suit to enforce any Loyalty Program Intellectual Property as provided in this Section 5 or Section 8 of this Agreement, each Grantor agrees to use all commercially reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Loyalty Program Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement, misappropriation, dilution or violation;

(iii)

notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Loyalty Program Intellectual Property or the IP Licenses included in the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(iv)

take any actions that the Appropriate Party deems appropriate to maintain the applicable Grantor’s standards of quality, as referenced in Section 3(l) of this Annex, for products marketed or sold, or in the performance of services provided, under the Loyalty Program Trademarks; and

(v)

institute, defend or settle legal proceedings to collect on or enforce the applicable Grantor’s rights and remedies against third parties, including account debtors, licensors, licensees, sublicensors, sublicensees and other parties to IP Licenses, under or on account of any Loyalty Program Intellectual Property or IP License included in the Collateral, without becoming a party to or incurring any liability under any IP License.

Annex 1 - 9

(b)

In connection with the Collateral Agent’s exercise of its rights and remedies under of this Section 5 or Section 8 of this Agreement, each Grantor will, at the Collateral Agent’s or the Appropriate Party’s request and to the extent within such Grantor’s power and authority and subject to Grantor’s existing third-party contractual restrictions, give the Collateral Agent or the Appropriate Party access to:

(i)

all software, technology, networks, systems, databases, information technology environments and other tangible assets used for the management of the Collateral or any Intellectual Property licensed under Section 8(e) of this Agreement or under the IP License Agreement, and access to and possession of all media and files in which any of such Collateral or Intellectual Property may be recorded or stored;

(ii)	such Grantor’s know-how and expertise regarding the Collateral or the manufacture, sale, distribution or provision of any goods or services in connection with any Carrier Loyalty Program; and

(iii)	such Grantor’s personnel responsible for either of the foregoing matters.

(c)	The Collateral Agent shall take commercially reasonable measures to protect the confidentiality of any Trade Secrets and other confidential information accessed pursuant to Section 5(b) of this Annex.

6.	Provision of Services.

(i)

Until the time of an Event of Default and following an Event of Default, each Grantor shall, and shall cause its Affiliates to, provide to the Collateral Agent, at such Grantor’s cost and expense, any (i) services and (ii) access to any technology, networks, systems, databases or other tangible assets, in the case of (i) or (ii), that are required for, the operation of any Carrier Loyalty Program as such Carrier Loyalty Program was operated prior to the occurrence of such Event of Default, solely to enable the Collateral Agent to exercise its rights and remedies under Section 8 of this Agreement and Section 5 of this Annex after the occurrence, and solely during the continuance, of an Event of Default; provided that (x) with respect to any such services or assets which, at the time of the Collateral Agent’s exercise of the right described in this paragraph, were provided to such Grantor by any third party and with respect to which the consent of such third party is necessary for such third party or such Grantor to provide such services or access to the Collateral Agent, such Grantor shall use its commercially reasonable efforts to obtain the consent of such third party to provide such services to the Collateral Agent and (y) this Section 6(i) of Annex 1 is exercisable solely upon and during the continuance of an Event of Default.

(ii)

Each Grantor shall work together, and cause its Affiliates, as applicable, to work together in good faith with any assignee of any Collateral and any applicable third-party service providers to provide the services and access set forth in clause (i) and Section 5(b) above to such assignee on commercially reasonable terms until such assignee is able to secure an adequate replacement or substitute for such services or access from a third party and such Grantor shall continue to provide such services and access to such assignee, on an actual cost basis, for the duration of a reasonable negotiation period.

Annex 1 - 10

7.

Closing Deliverables. On the Closing Date, (a) the Grantors shall deliver to the Treasury and the Collateral Agent counterparts of the IP License Agreement duly executed by each of the applicable Grantors and (b) the Treasury shall deliver to a Grantor a counterpart of the IP License Agreement duly executed by the Collateral Agent.

8.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

9.	Terms.

(a)	The following capitalized terms used in this Agreement shall have the following meanings:

(i)

“Copyrights” shall mean all United States and foreign (A) copyrights, whether registered or unregistered, whether in published or unpublished works of authorship, (B) copyright registrations or applications in any IP Filing Office, (C) copyright renewals or extensions and (D) rights corresponding, derived from or analogous to any of the foregoing.

(ii)

“Intellectual Property” shall mean all intellectual property rights or other similar proprietary rights, whether registered or unregistered, arising out of the laws of any jurisdiction throughout the world, including such rights in and to: (A) Copyrights, (B) Patents, (C) Trademarks, (D) Trade Secrets, (E) software, firmware and computer programs and applications, whether in source code, object code, human-readable or other form, including data files, algorithms, analytical models, computerized databases, plugins, subroutines, tools, application programming interfaces and libraries, and development documentation, programming tools, drawings, specifications and data, (F) designs and databases, (G) IP addresses and (H) all tangible embodiments and fixations thereof and documentation related thereto.

(iii)	“IP Filing Office” means, as applicable, the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any jurisdiction.

(iv)

“IP License Agreement” shall mean that certain perpetual, transferable, worldwide, royalty-free Intellectual Property license agreement, dated as of the date hereof, by and among each of the Grantors that owns Loyalty Program Intellectual Property, on the one hand, and Treasury, on the other hand.

(v)

“IP Licenses” shall mean any and all agreements, whether or not styled as a “license,” that (A) grant a Person an exclusive or non-exclusive license or other right to use or exercise any Intellectual Property, (B) that obligate a Person to refrain from using or enforcing any Intellectual Property, including settlements, co-existence agreements, consents-to-use, non-assertion agreements and covenants not to sue and (C) any option or right of first refusal or first offer on any of the foregoing in clauses (A) or (B).

Annex 1 - 11

(vi)

“IP-Related Rights” shall mean, (A) with respect to any Loyalty Program Intellectual Property or IP Licenses included in the Collateral, any Proceeds thereof, and (B) with respect to any Loyalty Program Intellectual Property, Loyalty Program Data or IP Licenses included in the Collateral, (1) all rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom and (2) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, misappropriation, dilution, violation, unfair competition, injury to goodwill or other impairment (whether past, present or future) thereof, including expired items.

(vii)	“Licensed Trademarks” shall mean the Carrier Licensed Trademarks as defined in the IP License Agreement.

(viii)

“Loyalty Program Assets” shall mean each Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired, developed, created or arising:

(A)	[Reserved];

(B)	the Loyalty Program Agreements, including all Loyalty Program Revenues and all:

a.	Accounts;

b.	Instruments; and

c.	Receivables and Receivable Records

in each case, representing such Grantor’s rights and claims arising under or in connection with any Carrier Loyalty Program (including the Loyalty Program Agreements) and the Loyalty Program Revenues;

(C)

All Trademarks used or held for use in a material respect in connection with any Carrier Loyalty Program and owned by a Grantor or any of its Affiliates (other than the items set forth on Schedule 1.1, the Carrier Licensed Trademarks and the Transitional Trademarks (as defined in the IP License Agreement)), and all Trademarks set forth on Schedule 2.1, in each case and any successor or replacement Trademarks thereto;

(D)	All:

a.	Intellectual Property (other than Trademarks);

b.	General Intangibles (other than Intellectual Property);

c.	IT Systems; and

d.	Equipment;

in each case, (i) owned by a Grantor or any of its Affiliates (A) exclusively used or held for use in connection with any Carrier Loyalty Program or (B) primarily used in, and required to operate, any Carrier Loyalty Program (which, for the avoidance of doubt, shall not include any aircraft, airframe, engines, Spare Parts or SGR Assets unless otherwise specified on Schedule 2.1 or in any Pledge Supplement), or (ii) as set forth on Schedule 2.1;

Annex 1 - 12

(E)

All IP Licenses (x) set forth on subsection (l) of Schedule 2.1, (y) exclusively used or held for use in connection with any Carrier Loyalty Program (other than such Grantor’s rights under the IP License Agreement) or (z) granted by a Grantor to a third party under any Loyalty Program Intellectual Property (other than non-exclusive trademark licenses, non-disclosure agreements and similar agreements entered into in the ordinary course of business, in each case that do not provide for the payment of royalties for the use of such Loyalty Program Intellectual Property), in each case other than all reciprocal passenger Currency accrual and redemption agreements with other Air Carriers and any Loyalty Program Agreement;

(F)	All Loyalty Program Data;

(G)	All IP-Related Rights;

(H)

Any other assets or property (i) exclusively used or held for use in connection with any Carrier Loyalty Program or (ii) primarily used in, and required to operate, any Carrier Loyalty Program (which, for the avoidance of doubt, shall not include any Intellectual Property, IT Systems, aircraft, airframe, engines, Spare Parts or SGR Assets unless otherwise specified in this Section 9(a)(viii), Schedule 2.1 or in any Pledge Supplement); and

(I)

All books, records, information and data with respect to any of the foregoing, and all tangible embodiments and fixations thereof (including all databases, files and media in which any of the foregoing is recorded or stored).

(ix)	“Loyalty Program Intellectual Property” shall mean the Intellectual Property included in the Loyalty Program Assets.

(x)	“Loyalty Program Rules” shall mean the rules, policies and procedures that govern the applicable Carrier Loyalty Program.

(xi)	“Loyalty Program Trademarks” shall mean the Trademarks included in the Loyalty Program Assets.

(xii)

“Patents” shall mean all United States and foreign issued patents (whether utility, design, or plant) and certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including: (A) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof, (B) all rights corresponding, derived from or analogous thereto throughout the world and (C) all inventions and improvements described or claimed therein.

(xiii)

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade dress, service marks, certification marks, collective marks, logos, social media identifiers, handles, other source or business identifiers, designs and general intangibles of a like nature, whether arising under a statute, common law, or the laws of any jurisdiction throughout the world, whether registered or unregistered, including: (A) all registrations, applications, extensions, renewals or other filings of any of the foregoing and (B) all of the goodwill of the business connected with the use of or symbolized by the foregoing.

Annex 1 - 13

(xiv)

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information, data and know-how, whether arising under a statute, common law, or the Laws of any jurisdiction throughout the world, whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret.

(b)

For the avoidance of doubt, each of the following terms shall have the meaning ascribed to such term in the Loan Agreement: (i) Carrier Loyalty Program; (ii) Currency; (iii) Loyalty Program; (iv) Loyalty Program Agreement; (v) Loyalty Program Data; (vi) Loyalty Program Member; (vii) Loyalty Program Participant; (ix) Loyalty Program Revenue; (x) Material Loyalty Program Agreement; and (xi) IT Systems.

Annex 1 - 14

EXHIBIT 1 to Annex 1 (Loyalty Program Assets)

FORM OF IP SECURITY AGREEMENT—COPYRIGHTS

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and THE BANK OF NEW YORK MELLON (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [•], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and is required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Copyright Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Copyright Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Copyright Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Copyright Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

Annex 1 - 15

a.

any United States or foreign: (i) copyrights, whether registered or unregistered, whether in published or unpublished works of authorship; (ii) copyright registrations or applications in any IP Filing Office; (iii) copyright renewals or extensions; and (iv) rights corresponding, derived from or analogous to the foregoing, in each case included in the Collateral, including any copyright listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively “Copyrights”);

b.

any agreements, whether or not styled as a “license,” that grant to Grantor an exclusive license to use or exercise rights in any registered or applied-for Copyright, included in the Collateral, including any agreement listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively, “Copyright Licenses”); and

c.

for any Copyright or Copyright License, any (i) Proceeds and rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, violation, unfair competition or other impairment (whether past, present or future) thereof, including expired items.

For the avoidance of doubt, this Copyright Security Agreement is not to be construed as an assignment of any Copyright Collateral.

4. Recordation

Grantor hereby authorizes the Register of Copyrights and any other government officials to record and register, and Grantor hereby agrees to file at the United States Copyright Office, this Copyright Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Copyright Security Agreement will terminate.

6. Governing law

This Copyright Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Copyright Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

Annex 1 - 16

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, [each][the] Grantor and the Collateral Agent have caused this Copyright Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:

[NAME]
[TITLE]

Annex 1 - 17

SCHEDULE 1

TO COPYRIGHT SECURITY AGREEMENT

REGISTERED COPYRIGHTS

NO.	TITLE OF WORK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

COPYRIGHT APPLICATIONS

NO.	TITLE OF WORK	APPLICATION DATE	GRANTOR
1.

EXCLUSIVE COPYRIGHT IP LICENSES

NO.	TITLE OF WORK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

Annex 1 - 18

EXHIBIT 2 to Annex 1 (Loyalty Program Assets)

FORM OF IP SECURITY AGREEMENT—PATENTS

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and [●] (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [•], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and is required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Patent Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Patent Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Patent Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Patent Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”):

Annex 1 - 19

a.

Any United States and foreign issued patents (whether utility, design, or plant) and certificates of invention, and similar industrial property rights, and applications for any of the foregoing, in each case included in the Collateral, including: (i) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (ii) all rights corresponding, derived from or analogous thereto throughout the world and (iii) all inventions and improvements described or claimed therein, including any patent listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively, “Patents”); and

b.

for any Patent, any (i) Proceeds therefrom and all rights to royalties, revenue, income, payments, claims, damages, and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, violation, unfair competition or other impairment (whether past, present or future) thereof, including expired items.

For the avoidance of doubt, this Patent Security Agreement is not to be construed as an assignment of any Patent Collateral.

4. Recordation

Grantor hereby authorizes the Commissioner for Patents and any other government officials to record and register, and Grantor hereby agrees to file at the United States Patent and Trademark Office, this Patent Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Patent Security Agreement will terminate.

6. Governing law

This Patent Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Patent Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

[Remainder of page left intentionally blank]

Annex 1 - 20

IN WITNESS WHEREOF, [each][the] Grantor and the Collateral Agent have caused this Patent Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
[NAME]
[TITLE]

Annex 1 - 21

SCHEDULE 1

TO PATENT SECURITY AGREEMENT

ISSUED PATENTS

NO.	PATENT NUMBER	DATE ISSUED	TITLE	GRANTOR
1.

PATENT APPLICATIONS

NO.	APPLICATION NUMBER	FILING DATE	TITLE	GRANTOR
1.

Annex 1 - 22

EXHIBIT 3 to Annex 1 (Loyalty Program Assets)

FORM OF IP SECURITY AGREEMENT—TRADEMARKS

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and [●] (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [●], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and is required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Trademark Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Trademark Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Trademark Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Trademark Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”):

Annex 1 - 23

a.

all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade dress, service marks, certification marks, collective marks, logos, social media identifiers, handles, other source or business identifiers, designs and general intangibles of a like nature, whether arising under a statute, common law, or the laws of any jurisdiction throughout the world, whether registered or unregistered, in each case included in the Collateral, including: (i) all registrations, applications, extensions, renewals or other filings of any of the foregoing and (ii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, including any trademark listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time), in each case and any successor or replacement trademarks thereto, (collectively, “Trademarks”); and

b.

for any Trademark, any (i) Proceeds therefrom and rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, dilution, violation, unfair competition, injury to goodwill or other impairment (whether past, present or future) thereof, including expired items.

Notwithstanding the foregoing, the Trademark Collateral shall not include any “intent-to-use” application for registration of a Trademark filed with the USPTO pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, but solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such “intent-to-use” application under applicable federal law. For the avoidance of doubt, this Trademark Security Agreement is not to be construed as an assignment of any Trademark Collateral.

For the avoidance of doubt, this Trademark Security Agreement is not to be construed as an assignment of any Trademark Collateral.

4. Recordation

Grantor hereby authorizes the Commissioner for Trademarks and any other government officials to record and register, and Grantor hereby agrees to file at the United States Patent and Trademark Office, this Trademark Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Trademark Security Agreement will terminate.

Annex 1 - 24

6. Governing law

This Trademark Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Trademark Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

[Remainder of page left intentionally blank]

Annex 1 - 25

IN WITNESS WHEREOF, [EACH][THE] GRANTOR AND THE COLLATERAL AGENT HAVE CAUSED THIS TRADEMARK SECURITY AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED AS OF THE DATE FIRST WRITTEN ABOVE.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
[NAME]
[TITLE]

Annex 1 - 26

SCHEDULE 1

TO TRADEMARK SECURITY AGREEMENT

REGISTERED TRADEMARKS

NO.	MARK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

TRADEMARK APPLICATIONS

NO.	MARK	APPLICATION NUMBER	FILING DATE	GRANTOR
1.

Annex 1 - 27

Annex 2 (Control Collateral)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Deposit Accounts and Securities Accounts (including each Collateral Account).

1.	Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement.”

With respect to Collateral consisting of:

(a)

a Deposit Account, each applicable Grantor shall, on or prior to the Closing Date or on the date of the establishment of a Deposit Account constituting Collateral, execute and deliver a control agreement with respect to such Collateral in form and substance satisfactory to the Appropriate Party and agreed to by the relevant depositary institution such that, upon the effectiveness of such control agreement, the Collateral Agent has Control over such Collateral. Without limiting the generality of the foregoing, such control agreement shall require such depositary institution to comply with the Collateral Agent’s instructions with respect to Disposition of funds held in such Deposit Account without further instruction or consent by any other Person; provided that the Collateral Agent agrees with respect to the Collateral Account not to give any such instructions unless an Event of Default has occurred and is continuing.

(b)

a Securities Account (including any Security Entitlement with respect thereto), each applicable Grantor shall, on or prior to the Closing Date or on the date of the establishment of a Securities Account constituting Collateral, execute and deliver a control agreement with respect to such Collateral in form and substance satisfactory to the Appropriate Party and agreed to by the relevant securities intermediary such that, upon the effectiveness of such control agreement, the Collateral Agent has Control over such Collateral. Without limiting the generality of the foregoing, such control agreement shall require such securities intermediary to comply with the Collateral Agent’s entitlement orders with respect to such Securities Account without further consent by any other Person.

(c)

any Collateral Account, each applicable Grantor shall, on or prior to the Closing Date and, for any Collateral Account established after the Closing Date, on the date of the establishment of such Collateral Account, in addition to the above requirements, cause to be included in the applicable control agreement such further provisions required or advisable to implement the provisions of the Loan Agreement applicable to such Collateral Account, all in form and substance satisfactory to the Appropriate Party.

2.

Representations and Warranties. Each Grantor (as applicable) hereby additionally represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)

Schedule 2.1 to this Agreement sets forth the Deposit Accounts and Securities Accounts constituting Collateral (including any Collateral Account). Each Grantor is the sole account holder thereof, as applicable.

(b)

It has not consented to, and is not otherwise aware of, any Person having Control over, or any other interest in, any Deposit Account or Securities Accounts (including any Security Entitlement in respect thereof) constituting Collateral or any property deposited therein or credited thereto.

Annex 2 - 1

(c)

Upon satisfaction and completion of the Perfection Requirements under this Annex, the Collateral Agent will (i) have Control over all Deposit Accounts and Securities Accounts (including any Security Entitlement in respect thereof) constituting Collateral and (ii) obtain a legal, valid and perfected first-priority security interest upon and in all Deposit Accounts and Securities Accounts (including any Security Entitlement in respect thereof) constituting Collateral, subject to no Lien (other than Permitted Liens).

3.	Covenants. Each Grantor (as applicable) hereby agrees and covenants that:

(a)

It shall not grant Control of any Collateral to any Person other than the Secured Parties or any depositary bank or securities intermediary of any Deposit Account or Securities Account constituting Collateral, respectively.

(b)	Each Grantor of Collateral consisting of a Collateral Account agrees to comply with the provisions of the Loan Agreement applicable to such Collateral Account.

4.

Defaults and Remedies. If any Event of Default shall have occurred and be continuing, without limiting the generality of Section 8.1 of this Agreement and in addition to any rights and remedies that the Collateral Agent may have under the Loan Documents and the Applicable Law, the Collateral Agent may:

(a)

give a notice of exclusive control or any other instruction under any control agreement and take any action provided therein with respect to Collateral consisting of Deposit Accounts or Securities Accounts, including any Collateral Account;

(b)

instruct the relevant depositary institution or securities intermediary to pay the balance of or credited to such Deposit Account or Securities Account, including any Collateral Account as it shall direct; and

(c)

apply funds held in or credited to Collateral consisting of Deposit Accounts and Securities Accounts, including any Collateral Account, to the Secured Obligations as set forth in Section 7.02 of the Loan Agreement.

5.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

Annex 2 - 2

Annex 3 (Aircraft and Engine Assets)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Aircraft and Engine Assets.

1.

Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement” with respect to Collateral consisting of Aircraft and Engine Assets:

(a)	The applicable Grantor, at its sole cost and expense, shall on or within one (1) Business Day after the Closing Date or the date of execution of any Pledge Supplement:

(i)	execute and deliver, or cause to be executed and delivered, the Mortgage Supplements in form and substance satisfactory to the Appropriate Party;

(ii)	duly prepare and file, or cause to be duly prepared and filed, the FAA Filed Documents for recordation with the FAA in accordance with Title 49 and the regulations thereunder; and

(iii)	duly prepare and make, or cause to be duly prepared and made, all registrations of the International Interests with respect to such Collateral in the International Registry.

(b)

The applicable Grantor, at is sole cost and expense, will on or within a commercially reasonable time after the Closing Date or the date of execution of any Pledge Supplement, as applicable, cause to be affixed to, and maintained in, the cockpit of all Airframes constituting Collateral and on all Engines constituting Collateral, in a clearly visible location, a placard of a reasonable size and shape bearing the legend: “Subject to a security interest in favor of The Bank of New York Mellon, as Collateral Agent for the benefit of the Secured Parties.”

2.

Required Filings. Each of the following filings, recordings or other documents shall be included in the definition of “Required Filing” and shall constitute an additional “Required Filing” with respect to Collateral consisting of Aircraft and Engine Assets:

(a)	Filing of an FAA Filed Document with respect to such Collateral with the FAA; and

(b)	Registration of each International Interest with respect to such Collateral in the International Registry.

3.

Representations and Warranties. Each Grantor (as applicable) represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, including any Additional Airframe or Additional Engine, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)

Schedule 2.1 sets forth all Aircraft and Engine Assets constituting Collateral. Each Grantor that is listed as owner in Schedule 2.1 is the registered owner as shown in FAA records, and the registration of each Airframe constituting Collateral has not expired.

Annex 3 - 1

(b)

Necessary Filings. Upon (x) the filing of UCC financing statements (and continuation statements at periodic intervals) with respect to the security and other interests created hereby under the UCC as in effect in any applicable jurisdiction, (y) the recording and the filing of each Mortgage Supplement in the office of the FAA pursuant to Title 49 and (z) the registration of each International Interest in the International Registry, in each case, with respect to each Airframe and Engine constituting Collateral, (i) all filings, registrations and recordings necessary in the United States or in the International Registry to create, preserve, protect and perfect the security interest granted by the Grantors to the Collateral Agent hereby in respect of the Collateral have been accomplished or, as to Collateral to become subject to the security interest of this Agreement after the date hereof, will be so filed, registered and recorded simultaneously with such Collateral being subject to the Lien of this Agreement and (ii) the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral will constitute a perfected security interest therein prior to the rights of all other Persons therein, but subject to no other Liens (other than Permitted Liens), and is entitled to all the rights, priorities and benefits afforded by Title 49, the Cape Town Treaty, and any other Applicable Law to perfected security interests or Liens.

(c)

Other Filings or Registrations. There is no registration covering or purporting to cover any interest of any kind in Airframes and Engines constituting Collateral (other than Permitted Liens), and there are no International Interests registered on the International Registry in respect of such. Each Grantor will not execute or authorize or permit to be filed in any public office any registration covering International Interests on the International Registry (other than the Lien created under this Agreement and the related Mortgage Supplement(s)) relating to such Collateral or location.

(d)	All Engines constituting Collateral have been first placed in service after October 22, 1994.

(e)	All Airframes constituting Collateral have been duly certified by the FAA as to type and airworthiness.

(f)	All Engines constituting Collateral have been duly certified by the FAA as to type.

(g)	All Airframes are registered and all Engines are habitually located, as applicable, in the United States.

4.	Covenants. Each Grantor (as applicable) covenants and agrees that:

Filings and Registrations

(a)

Such Grantor (as applicable) will take, or cause to be taken, at such Grantor’s cost and expense, such action with respect to the recording, filing, re-recording and refiling of each Mortgage Supplement in the office of the FAA, pursuant to Title 49, and such other documents in such other places as may be required or desirable under any Applicable Law, and any other instruments, or registrations on the International Registry, as are necessary or desirable by the Appropriate Party or the Collateral Agent, to maintain the existence, perfection, priority and preservation of the Lien created by this Agreement, the related Mortgage Supplement(s) and the International Interests of the Collateral Agent in the Aircraft and Engines Assets constituting Collateral. The Grantors will furnish to the Collateral Agent timely notice of the necessity or desirability of such action, together with, if requested by the Collateral Agent, such instruments, in execution form, and such other information as may be required to enable the Collateral Agent to take such action or otherwise requested by the Appropriate Party.

Annex 3 - 2

Possession, Operation and Use, Maintenance, Registration and Markings.

(b)

General. Except as otherwise expressly provided herein, it shall be entitled to operate, use, locate, employ or otherwise utilize or not utilize any Airframe, Engine or Part in any lawful manner or place in accordance with such Grantor’s business judgment.

(c)

Possession. It shall not lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe or Engine, or install any Engine, or permit any Engine to be installed, on any airframe other than an Airframe, in each case, to the extent constituting Collateral; except that the applicable Grantor may, so long as no Event of Default has occurred:

(i)

Deliver possession of any Airframe, Engine or Part constituting Collateral (x) to the Manufacturer thereof or to any third-party maintenance provider for testing service, repair, maintenance or overhaul work on such Airframe, Engine or Part, or, to the extent required or permitted by Section 4(k) of this Annex, for alterations or modifications in or additions to such Airframe or Engine or (y) to any Person for the purpose of transport to a Person referred to in the preceding clause (x); provided that such Grantor covenants to promptly pay when due any payment obligation resulting in a mechanic’s or other Lien related to such testing service, repair, maintenance, overhaul, alternation, modification, addition or transport;

(ii)

Transfer possession of the Aircraft, Airframe or any Engine constituting Collateral to the U.S. Government, in which event such Grantor shall promptly notify the Appropriate Party of any such transfer of possession and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address and telephone numbers the Contracting Office Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF; and

(iii)

Install an Engine on an airframe owned (including any Airframe) or leased by such Grantor; provided that upon such installation, such Grantor shall be deemed to covenant to the Collateral Agent for the benefit of the Secured Parties that such installation shall not result in any material impairment (as compared to if such Engine had not so been installed) of the Collateral Agent’s rights and remedies in respect of such Engine and access in connection therewith and to comply with the Appropriate Party’s requests in furtherance of the exercise of such rights and remedies (including access). With respect to this clause (c)(iii), (A) the Collateral Agent hereby agrees on behalf of the Secured Parties, and for the benefit of each lessor, conditional seller, indenture trustee or secured party of any airframe leased to, or owned by, the applicable Grantor subject to a lease, conditional sale, trust indenture or other security agreement that the Collateral Agent, on behalf of the Secured Parties, will not acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any right, title or interest in such airframe as the result of any Engine being installed on such airframe at any time while such airframe is subject to such lease, conditional sale, trust indenture or other security agreement and (B) such Grantor shall cause any lessor, conditional seller, indenture trustee or secured party of any airframe leased to, or owned by, the applicable Grantor subject to any lease, conditional sale, trust indenture or other security agreement to acknowledge that it will not acquire or claim, as against the

Annex 3 - 3

Collateral Agent or any other Secured Parties, any right, title or interest in an Engine as the result of such Engine being installed on such airframe at any time which such airframe is subject to such lease, conditional sale, trust indenture or other security agreement.

(d)

Operation and Use. It shall not operate, use or locate such Airframe or Engine, or allow such Airframe or Engine to be operated, used or located, (i) in any area excluded from coverage by any insurance required by any Loan Document, except in the case of a requisition by the U.S. Government where the Grantor obtains indemnity in lieu of such insurance from the U.S. Government, or insurance from the U.S. Government, against substantially the same risks and for at least the amounts of insurance required by any Loan Document covering such area, or (ii) in any recognized area of hostilities unless covered in accordance with this Annex by war risk insurance, or in either case unless the Airframe or Engine is only temporarily operated, used or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition or other similar unforeseen circumstance, so long as such Grantor diligently and in good faith proceeds to remove such Airframe or Engine from such area. No Grantor shall permit such Airframe or Engine to be used, operated, maintained, serviced, repaired or overhauled (x) in violation of any Applicable Law or (y) in violation of any airworthiness certificate, license or registration of any Governmental Authority relating to such Airframe or Engine, except to the extent the validity or application of any such law or requirement relating to any such certificate, license or registration is being contested in good faith by such Grantor in any reasonable manner which does not involve any material risk of the sale, forfeiture or loss of such Airframe or Engine, any material risk of criminal liability or material civil penalty against the Collateral Agent or any Secured Party or impair the Appropriate Party’s security interest in such Airframe or Engine.

(e)

Maintenance and Repair. It shall cause all Aircraft and Engine Assets to be maintained, serviced, repaired and overhauled in accordance with maintenance standards required by or substantially equivalent to those required by the FAA so as to keep such Aircraft and Engine Assets in such operating condition as may be necessary to enable the applicable airworthiness certification of such Airframe or, in the case of any Engine that is installed on an Aircraft, the applicable Aircraft to be maintained under the regulations of the FAA. Each Grantor further agrees that each Airframe or Engine constituting Collateral will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Laws with respect to the maintenance of the Airframes and Engines and in compliance with each applicable airworthiness certificate, license and registration relating to such Airframe or Engine issued by the applicable Aviation Authority.

(f)	Registration. It shall cause each Airframe to remain duly registered in its name under Title 49, except as otherwise expressly permitted under any Loan Document.

(g)

Markings. The placards described under “Perfection Requirement” in this Annex may be removed temporarily, if necessary, in the course of maintenance of the Airframes and Engines. If any such placard is damaged or becomes illegible, the applicable Grantor shall promptly replace it with a placard complying with the requirements of this Annex. If the Collateral Agent is replaced or its name is changed, such Grantor shall replace such placards with new placards reflecting the correct name of the Collateral Agent promptly after such Grantor receives notice of such replacement or change (in any event within fifteen (15) days).

Annex 3 - 4

Replacement of Parts, Alterations, Modification and Additions.

(h)

Replacement of Parts. Except as otherwise provided herein, so long as the security interest created herein has not been released in accordance with the Loan Agreement, each applicable Grantor, at its own cost and expense, will, at its own cost and expense, promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated or installed in or attached to such Airframe or Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, each Grantor may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, that such Grantor, except as otherwise provided herein, at its own cost and expense, will, promptly replace such Parts. All replacement parts shall be free and clear of all Liens, except Permitted Liens and shall be in as good an operating condition and have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required hereunder).

(i)

Parts Subject to Lien. Except as otherwise provided herein, any Part at any time removed from an Airframe or Engine shall remain subject to the security interest created in this Mortgage, no matter where located, until such time as such Part shall be replaced by a part that has been incorporated or installed in or attached to such Airframe or Engine and that meets the requirements for replacement parts specified above. Immediately upon any replacement part becoming incorporated or installed in or attached to such Airframe or Engine as provided in this Annex, without further act, (i) the replaced Part shall thereupon be free and clear of all rights of the Collateral Agent and shall no longer be deemed a Part hereunder and (ii) such replacement part shall become subject to this Agreement and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

(j)	[Reserved.]

(k)

Alterations, Modifications and Additions. It shall make alterations and modifications in and additions to each Airframe and Engine as may be required to be made from time to time to meet the applicable standards of the FAA, to the extent made mandatory in respect of such Airframe or Engine (a “Mandatory Alteration”); provided, however, that each Grantor may, in good faith and by appropriate procedure, contest the validity or application of any law, rule, regulation or order in any reasonable manner which does not materially adversely affect the Appropriate Party’s interest in such Airframe or Engine and does not involve any material risk of sale, forfeiture or loss of such Airframe or Engine or the interest of the Appropriate Party therein, or any material risk of material civil penalty or any material risk of criminal liability being imposed on the Collateral Agent or any Secured Party. In addition, each Grantor, at its own expense, may from time to time make such alterations and modifications in and additions to any Airframe or Engine (each an “Optional Alteration”) as such Grantor may deem desirable in the proper conduct of its business including the removal of Parts which such Grantor deems are obsolete or no longer suitable or appropriate for use in such Airframe or Engine (“Obsolete Parts”); provided, however, that no such Optional Alteration to an Airframe or Engine shall (i) materially diminish the fair market value, utility or remaining useful life of such Airframe or Engine below its fair market value, utility or remaining useful life immediately

Annex 3 - 5

prior to such Optional Modification (assuming such Airframe or Engine was in the condition required by this Agreement immediately prior to such Optional Modification) or (ii) cause such Airframe to cease to have the applicable standard certificate of airworthiness. All Parts incorporated or installed in or attached to any Airframe or Engine as the result of any alteration, modification or addition effected by each applicable Grantor shall be free and clear of any Liens except Permitted Liens and become subject to the Lien of this Agreement; provided that such Grantor may, at any time so long as any Airframe or Engine is subject to the Lien of this Agreement, remove any Part (such Part being referred to herein as a “Removable Part”) from such Airframe or Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of original delivery thereof by the Manufacturer or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of this Annex and (iii) such Part can be removed from such Airframe or Engine without materially diminishing the fair market value, utility or remaining useful life which such Airframe or Engine would have had at the time of removal had such removal not been effected by such Grantor, assuming such Airframe or Engine was otherwise maintained in the condition required by this Agreement and such Removable Part had not been incorporated or installed in or attached to such Airframe or Engine. Upon the removal by any applicable Grantor of any such Removable Part or Obsolete Part as above provided, (A) title thereto shall, without further act, be free and clear of all rights of the Collateral Agent and (B) such Removable Part or Obsolete Part shall no longer be deemed a Part hereunder.

Loss, Destruction or Requisitions: Addition of Airframes and Engines.

(l)	Event of Loss. Upon the occurrence of an Event of Loss with respect to an Airframe or an Engine:

(i)

each applicable Grantor shall promptly upon obtaining knowledge of such Event of Loss (and in any event within fifteen (15) Business Days after such occurrence) give the Collateral Agent written notice of such Event of Loss.

(ii)

prior to the occurrence of a Recovery Event with respect to such Airframe or Engine, each applicable Grantor shall have the right to replace and substitute such Airframe or Engine in accordance with Sections 4(p) and 4(q) of this Annex, as applicable.

(iii)

each Grantor shall comply with the applicable requirements of Section 2.06(b)(ii) of the Loan Agreement with respect to any Recovery Event relating to such Event of Loss, and upon such compliance, the Airframe or Engine suffering such Event of Loss shall be released from the Lien of this Agreement.

(m)

Requisition for Use. In the event of a requisition for use by any Governmental Authority or a CRAF activation of an Airframe, Engine (whether or not installed on an Airframe), or engine installed on such Airframe while such Airframe is subject to the Lien of this Agreement, each applicable Grantor shall promptly notify the Collateral Agent of such requisition or activation and all of such Grantor’s obligations under this Agreement and the Loan Agreement shall continue to the same extent as if such requisition or activation had not occurred and shall not be reduced or delayed by such requisition or activation. So long as no Event of Default shall have occurred and be continuing, any payments received by the Collateral Agent or any Grantor from such Governmental Authority with respect to such requisition of use or activation may be paid over to, or retained by, such Grantor and shall not be required to be paid over to the Collateral Agent to hold as Collateral.

Annex 3 - 6

(n)

Conditions to Addition of Airframe. When any Grantor (including any Additional Grantor) is granting a security interest to the Collateral Agent for the benefit of the Secured Parties in an additional Airframe (an “Additional Airframe”) pursuant to the requirements under the Loan Documents, such Grantor shall, at such Grantor’s sole cost and expense, fulfill the following conditions:

(i)	an executed counterpart of a Pledge Supplement covering such Additional Airframe;

(ii)

an executed counterpart of a Mortgage Supplement (in form and substance satisfactory to the Appropriate Party) covering such Additional Airframe, which shall have been duly filed for recordation pursuant to the Act or such other Applicable Law or as required under the terms of this Agreement;

(iii)	each applicable Grantor shall have furnished to the Collateral Agent such evidence of compliance with the insurance provisions of this Annex with respect to such Additional Airframe;

(iv)

(A) the Additional Airframe shall have been duly certified by the FAA as to type and airworthiness, (B) application for registration of the Additional Airframe in accordance with the terms of this Annex shall have been duly made with and granted by the FAA and each applicable Grantor shall own and have the authority to operate the Additional Airframe and (C) each applicable Grantor shall have caused the sale of such Additional Airframe to the such Grantor (if occurring after February 28, 2006) and the International Interest granted under the Mortgage Supplement in favor of the Collateral Agent for the benefit of the Secured Parties with respect to such Additional Airframe, each to be registered on the International Registry as a sale or an International Interest, respectively;

(v)

the Collateral Agent and the Appropriate Party, at the expense of the Grantors, shall have received (A) an opinion of counsel, reasonably satisfactory to the Appropriate Party and addressed to the Secured Parties, to the effect that this Agreement creates a valid security interest in each applicable Grantor’s interest in the Additional Airframe, the Secured Parties will be entitled to the benefits of Section 1110 of the U.S. Bankruptcy Code with respect to the Additional Airframe and a UCC filing has been filed with respect thereto resulting in a perfected security interest to the extent the UCC is applicable and (B) an opinion of such Grantor’s aviation law counsel reasonably satisfactory to and addressed to the Appropriate Party as to the due registration of any such Additional Airframe and the due filing for recordation of the Mortgage Supplement with respect to such Additional Airframe under the Act and any other Applicable Law, and the perfection and first priority (other than with respect to any Liens permitted under the Loan Agreement) of the security interest in the Additional Airframe, granted to the Appropriate Party hereunder and the registration with the International Registry of the sale of such Additional Airframe, to such Grantor (if occurring after February 28, 2006) and the International Interest granted under the Mortgage Supplement with respect to such Additional Airframe;

Annex 3 - 7

(vi)

the Grantor shall have delivered an Appraisal of such Additional Airframe to the Appropriate Party and, if such Additional Airframes were delivered to such grantor by the manufacturers within ninety (90) days prior to the date such Additional Airframe is added as Collateral, in an officer’s certificate attesting to the foregoing; and

(vii)

the Grantor shall have taken such other actions and furnished such other certificates and documents as the Appropriate Party may require in order to assure that the Additional Airframe is duly and properly subjected to the Lien of this Agreement.

(o)

Conditions to Addition of Engine. When any Grantor (including any Additional Grantor) is granting a security interest to the Collateral Agent for the benefit of the Secured Parties in an additional Engine (an “Additional Engine”) pursuant to the requirements under the Loan Documents, such Grantor shall, at such Grantor’s sole cost and expense, fulfill the following conditions:

(i)	an executed counterpart of a Pledge Supplement covering such Additional Engine;

(ii)	an executed counterpart of a Mortgage Supplement covering the Additional Engine, which shall have been duly filed for recordation pursuant to the Act;

(iii)	such Grantor shall have furnished to the Appropriate Party such evidence of compliance with the insurance provisions of this Agreement with respect to such Additional Engine;

(iv)

such Grantor shall have furnished to the Collateral Agent and the Appropriate Party an opinion of counsel from counsel satisfactory to the Appropriate Party to the effect that (A) this Agreement creates a valid security interest in such Grantor’s interest in the Additional Engine and (B) the Secured Parties will have the benefits of Section 1110 of the U.S. Bankruptcy Code with respect to the Additional Engine, and a UCC filing has been filed with respect thereto resulting in a perfected security interest to the extent the UCC is applicable;

(v)

such Grantor shall have furnished to the Appropriate Party an opinion of such Grantor’s aviation law counsel satisfactory to the Appropriate Party as to the due filing for recordation of the Mortgage Supplement with respect to such Additional Engine under the Act or any other Applicable Law, and the perfection and first priority (other than with respect to any Permitted Lien) of the security interest in the Additional Engine granted to the Appropriate Party hereunder, and the registration with the International Registry of the sale to the Grantor of such Additional Engine (if occurring after February 28, 2006) and the International Interest granted under such Mortgage Supplement with respect to such Additional Engine;

(vi)

such Grantor shall have caused the sale of such Additional Engine to such Grantor (if occurring after February 28, 2006) and the International Interest granted under such Mortgage Supplement in favor of the Appropriate Party with respect to such Additional Engine each to be registered on the International Registry as a sale or an International Interest, respectively;

Annex 3 - 8

(vii)

such Grantor shall have delivered an Appraisal of such Additional Engine to the Appropriate Party and, if such Additional Engine were delivered new to such Grantor by the manufacturers within ninety (90) days prior to the date such Additional Engine is added as Collateral, in an officer’s certificate attesting to the foregoing; and

(viii)

such Grantor shall have taken such other actions and furnished such other certificates and documents as the Appropriate Party may require in order to assure that the Additional Engine is duly and properly subjected to the Lien of this Agreement.

Promptly after the recordation of the Mortgage Supplement or other requisite documents or instruments covering such Additional Engine, if any, pursuant to the Act, the Grantor shall cause to be delivered to the Appropriate Party an opinion of counsel, satisfactory in form and substance to the Appropriate Party, as to the due recordation of the Mortgage Supplement or other requisite documents or instruments covering such Additional Engine and the perfection and first priority (other than with respect to any Liens permitted under the Loan Agreement) of the security interest in such Additional Engine granted to the Appropriate Party hereunder.

(p)	Substitution of Airframes.

(i)

Each Grantor shall have the right at its option at any time, on at least five (5) days’ prior notice to the Collateral Agent and the Appropriate Party, at such Grantor’s sole cost and expense, to substitute an Additional Airframe to replace any Airframe (such replaced Airframe, the “Replaced Airframe”) (including, if so elected by such Grantor, in satisfaction of any applicable obligations in relation to an Event of Loss with respect to such Airframe prior to the occurrence of a related Recovery Event) in accordance with the requirements of Section 6.17(b)(iii) of the Loan Agreement and Section 4(n) of this Annex. Such Additional Airframe shall be an airframe manufactured by the Manufacturer of the Replaced Airframe that is the same model as the Replaced Airframe, or an improved model, and that has a value and utility (without regard to hours and cycles remaining until overhaul) at least equal to the Replaced Airframe (assuming that such Airframe had been maintained in accordance with this Agreement (and, as applicable, had not suffered such Event of Loss), which value and utility shall be established by an Appraisal delivered pursuant to the terms of this Agreement; provided, that, until an Appraisal is obtained for such Additional Airframe, it shall be deemed to have the same Appraised Value of zero).

(ii)

Each Grantor’s right to make a substitution hereunder shall be subject to the delivery of (A) a written request from the applicable Grantor, requesting release of the Replaced Airframe from Collateral and specifically describing such Airframe and (B) a certificate of a Responsible Officer of such Grantor providing:

1.	a description of the Replaced Airframe which shall be identified by Manufacturer, model, FAA registration number and Manufacturer’s serial number;

2.	a description of the Additional Airframe (including the Manufacturer, model, FAA registration number and manufacturer’s serial number) to be received as consideration for the Replaced Airframe;

Annex 3 - 9

3.

that on the date of the Mortgage Supplement relating to the Additional Airframe, such Grantor will be the legal owner of such Additional Airframe free and clear of all Liens (other than the Lien under this Agreement and Permitted Liens), and that such Additional Airframe has been duly registered in the name of such Grantor under Chapter 441 of the Transportation Code and that an airworthiness certificate has been duly issued under Chapter 447 of the Transportation Code with respect to such Additional Airframe, and that such registration and certificate is in full force and effect, and that such Grantor has the full right and authority to use such Additional Airframe;

4.	that the insurance required by this Agreement is in full force and effect with respect to such Additional Airframe and all premiums then due thereon have been paid in full;

5.	that no Event of Default has occurred and is continuing or would result from the making and granting of the request for release and the addition of such Additional Airframe; and

6.

that the conditions set forth in Section 6.17(b)(iii) of the Loan Agreement and Section 4(n) of this Annex have been satisfied after giving effect to such substitution (it being understood and agreed, for the avoidance of doubt, that any reference in Section 6.17(b)(iii) of the Loan Agreement to existing Additional Collateral shall include such Replaced Airframe).

(iii)

Immediately upon the satisfaction of conditions set forth in this Section 4(p) of this Annex and without further act, (A) the Replaced Airframe shall thereupon be released from and be free and clear of the Lien of this Agreement and shall no longer be deemed Collateral and (B) such Additional Airframe shall become subject to this Agreement as an Airframe and as Collateral.

(q)	Substitution of Engines.

(i)

Each Grantor shall have the right at its option at any time, on at least five (5) days’ prior notice to the Collateral Agent and the Appropriate Party, at such Grantor’s sole cost and expense, to substitute an Additional Engine to replace any Engine (such replaced Engine, the “Replaced Engine”) (including, if so elected by such Grantor, in satisfaction of any applicable obligations in relation to an Event of Loss with respect to such Engine) in accordance with the requirements of Section 6.17(b)(iii) of the Loan Agreement and Section 4(o) of this Annex. Such Additional Engine shall be an engine manufactured by the Manufacturer of the Replaced Engine that is the same model as the Replaced Engine, or an improved model, and that has a value and utility (without regard to hours and cycles remaining until overhaul) at least equal to the Replaced Engine (assuming that the Replaced Engine had been maintained in accordance with this Agreement (and, as applicable, had not suffered such Event of Loss), which value and utility shall be established by an Appraisal delivered pursuant to the terms of this Agreement; provided that, until an Appraisal is obtained for such Additional Engine, it shall be deemed to have the same Appraised Value of zero).

Annex 3 - 10

(ii)

Each Grantor’s right to make a substitution hereunder shall be subject to the delivery of (A) a written request from the applicable Grantor, requesting release of the Replaced Engine from Collateral and specifically describing the Replaced Engine and (B) a certificate of a Responsible Officer of such Grantor providing:

1.	a description of the Replaced Engine which shall be identified by Manufacturer’s name and serial number;

2.	a description of the Additional Engine (including the Manufacturer’s name and serial number) to be received as consideration for the Replaced Engine;

3.

that on the date of the Mortgage Supplement relating to the Additional Engine, such Grantor will be the legal owner of such Additional Engine free and clear of all Liens (other than the Lien under this Agreement and Permitted Liens);

4.	that the insurance required by this Agreement is in full force and effect with respect to such Additional Engine and all premiums then due thereon have been paid in full;

5.	that no Event of Default has occurred and is continuing or would result from the making and granting of the request for release and the addition of such Additional Engine; and

6.

that the conditions set forth in Section 6.17(b)(iii) of the Loan Agreement and Section 4(o) of this Annex have been satisfied after giving effect to such substitution (it being understood and agreed, for the avoidance of doubt, that any reference in Section 6.17(b)(iii) of the Loan Agreement to existing Additional Collateral shall include such Replaced Engine).

(iii)

Immediately upon the satisfaction of conditions set forth in this Section 4(q) of this Annex and without further act, (A) the Replaced Engine shall thereupon be released from and be free and clear of the Lien of this Agreement and shall no longer be deemed Collateral and (B) such Additional Engine shall become subject to this Agreement as an Engine and as Collateral.

Insurance.

(r)	Each applicable Grantor shall furnish to the Collateral Agent such evidence of compliance with the insurance provisions of this Annex with respect to Airframe and Engines constituting Collateral.

(s)

Each Grantor shall ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured and lender loss payee with respect to the insurance policies referenced in Appendix I with respect to any Aircraft and Engine Assets constituting Collateral and take any other steps required under this Annex.

(t)

Obligation to Insure. Each Grantor (as applicable) shall comply with, or cause to be complied with, each of the provisions of Appendix I to this Annex, which provisions are hereby incorporated by this reference as if set forth in full herein.

(u)

Insurance for Own Account. Nothing in this Annex shall limit or prohibit (i) any Grantor’s from maintaining the policies of insurance required under Appendix I of this Annex with higher coverage than those specified in Appendix I, or (ii) the Collateral Agent or any other

Annex 3 - 11

Additional Insured from obtaining, upon the occurrence of an Event of Default, at the Grantors’ expense, insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, however, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by any Grantor pursuant to this Annex and Appendix I of this Annex.

(v)

Application of Insurance Proceeds. As between each applicable Grantor and the Collateral Agent, all insurance proceeds received as a result of the occurrence of an Event of Loss with respect to any Airframe or Engine constituting Collateral at the time of such receipt shall be applied in accordance with Section 2.06(b) of the Loan Agreement.

5.	Defaults and Remedies. If any Event of Default shall have occurred and be continuing, without limiting the generality of Section 8.1 of this Agreement, the Collateral Agent may:

(a)	Exercise all of the rights and remedies of a secured party under the UCC and the Cape Town Treaty.

6.	Release of Collateral. Each Grantor and the Collateral Agent agree that

(a)

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of any Aircraft and Engine Assets, Replaced Airframe or Replaced Engine constituting Collateral from the Lien granted hereby in accordance with to Section 6.17(b)(iii) of the Loan Agreement, such Aircraft and Engine Assets, Replaced Airframe or Replaced Engine, as the case may be, shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release and shall take necessary action to permit such Grantor to register with the International Registry the discharge of the International Interest created by this Agreement in such released Aircraft and Engine Assets, Replaced Airframe or Replaced Engine. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release. The release of an Airframe or Engine from the Lien of this Agreement shall have effect without further action of releasing all other Collateral, including the related Airframe Documents and Engine Documents, respectively, relating to such released Airframe or Engine.

7.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

(c)

It is the intention of the parties that the Appropriate Party shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Airframes and Engines as provided herein in the event of a case under Chapter 11 of the Bankruptcy Code in which the Grantor is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Loan Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

Annex 3 - 12

(d)

The applicable Grantor shall deliver to the Collateral Agent a certificate from a Responsible Officer of such Grantor in the form set forth in Exhibit B hereto, dated as of the Closing Date (and, in the case of such Grantor’s execution and delivery of a Mortgage Supplement or Pledge Supplement, the date thereof) which shall contain representations that such Grantor (i) is an “air carrier” within the meaning of Section 40102 of Title 49 and holds a certificate under Section 40102 of Title 49, (ii) has exclusive title in all Aircraft and Engine Assets constituting Collateral, and (iii) each Airframe constituting Collateral has been duly registered in the name of the Grantor under Chapter 441 of the Transportation Code and an airworthiness certificate has been duly issued under Chapter 447 of the Transportation Code with respect to each Airframe constituting Collateral.

8.	Terms. The following capitalized terms used in this Annex shall have the following meanings:

(a)	“Additional Insureds” is defined in Appendix I to this Annex.

(b)	“Aircraft” shall mean, in the case of any Engine, the Airframe or airframe on which such Engine is then installed (if any).

(c)	“Aircraft and Engine Assets” shall mean:

(i)

Each Airframe as the same is now and will hereafter be constituted, together with (a) all Parts of whatever nature, which are from time to time included within the definition of “Airframe”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframes (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Airframe Documents owned by, or in the possession of, the applicable Grantor;

(ii)

Each Engine as the same is now and will hereafter be constituted, and whether or not any such Engine shall be installed on or attached to an Airframe or any other airframe, together with (a) all Parts of whatever nature, which are from time to time included within the definition of “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Engine Documents owned by, or in the possession of, the applicable Grantor;

(iii)

Any continuing rights of any Grantor in respect of any warranty, indemnity or agreement, express or implied, as to title, materials, workmanship, design or patent infringement with respect to such Airframes or Engines (reserving in each case to the Grantor, however, all of the Grantor’s other rights and interest in and to such warranty, indemnity or agreement) together in each case under this clause with all rights, powers, privileges, options and other benefits of such Grantor thereunder (subject to such reservations) with respect to such Airframes or Engines, including the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which such Grantor is or may be entitled to do thereunder (subject to such reservations);

Annex 3 - 13

(iv)	All General Intangibles which are owned by such Grantor (including the General Intangibles described on Schedule 2.1) relating to Aircraft and Engine Assets described in the foregoing; and

(v)	All Insurance with respect to any of the foregoing.

(d)

“Aircraft Protocol” means the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements and revisions thereto, as in effect in the United States.

(e)

“Airframe” means (a) each airframe that is identified by Manufacturer model, United States registration number and Manufacturer’s serial number in Schedule 2.1 or in the initial Mortgage Supplement or any subsequent Mortgage Supplement or any subsequent Pledge Supplement, in each case, executed and delivered by any Grantor and (b) any and all Parts incorporated or installed in or attached or appurtenant to such airframe, and any and all Parts removed from such airframe, unless the Lien of this Agreement shall not be applicable to such Parts in accordance with Section 4 of this Annex, but excluding any such airframe that has subsequently been released from the Lien of this Agreement pursuant to the Loan Agreement.

(f)

“Airframe Documents” means, with respect to any Airframe, all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required by the FAA (or the relevant Aviation Authority), to be maintained with respect to such Airframe, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, by the FAA (or other Aviation Authority) regulations, and in each case in whatever form and by whatever means or medium (including any microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by or on behalf of the applicable Grantor; provided that such term shall not include manuals and data relating to aircraft generally of the same fleet type as the Airframe as opposed to the Airframe specifically.

(g)

“Aviation Authority” means, in the case of any Aircraft or Airframe, the FAA or, if such Aircraft or Airframe is permitted to be, and is, registered with any other Governmental Authority, such other Governmental Authority.

(h)

“Cape Town Convention” shall mean the official English language text of the Convention on International Interests in Mobile Equipment, adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements and revisions thereto, as in effect in the United States.

(i)

“Cape Town Treaty” shall mean, collectively, (a) the Cape Town Convention, (b) the Aircraft Protocol, and (c) all rules and regulations (including the Regulations and Procedures for the International Registry) adopted pursuant thereto and all amendments, supplements and revisions thereto.

Annex 3 - 14

(j)	“CRAF” means the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C. Section 9511-13 or any similar substitute program.

(k)

“Engine” means (a) each of the engines identified by Manufacturer, model and Manufacturer’s serial number in Schedule 2.1 or in the initial Mortgage Supplement or any subsequent Mortgage Supplement or any subsequent Pledge Supplement, in each case, executed and delivered by any Grantor and whether or not from time to time installed on an Airframe or installed on any other airframe, and (b) any and all Parts incorporated or installed in or attached or appurtenant to such engine, and any and all Parts removed from such engine, unless the Lien created hereunder shall not apply to such Parts in accordance with Section 4 of this Annex, but excluding any such engine that has subsequently been released from the Lien in accordance with the terms of this Agreement.

(l)

“Engine Documents” means, with respect to any Engine, all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required by the FAA (or the relevant Aviation Authority), to be maintained with respect to such Engine, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, by the FAA (or other Aviation Authority) regulations, and in each case in whatever form and by whatever means or medium (including any microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by or on behalf of any Grantor; provided that such term shall not include manuals and data relating to engines generally of the same type as the Engine as opposed to the Engine specifically.

(m)	“Event of Loss” means with respect to any Airframe or Engine, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever:

(i)	the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by the applicable Grantor;

(ii)

the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

(iii)	any theft, hijacking or disappearance of such property for a period of one hundred and eighty (180) consecutive days or more; or

(iv)

any seizure, condemnation, confiscation, taking or requisition (including loss of title) of such property by any Governmental Authority or purported Governmental Authority for a period exceeding one hundred and eighty (180) consecutive days.

(n)	“FAA Filed Document” shall mean the Mortgage Supplement executed by a Grantor.

(o)	“International Interest” shall mean an “international interest” as defined in the Cape Town Treaty.

(p)	“International Registry” shall mean the “International Registry” as defined in the Cape Town Treaty.

Annex 3 - 15

(q)	“Mandatory Alteration” shall have the meaning given in this Annex.

(r)	“Manufacturer” shall mean, with respect to any Airframe, Engine or Part, the manufacturer thereof.

(s)

“Mortgage Supplement” shall mean an FAA Mortgage, substantially in the form of Exhibit A to this Annex, with appropriate modifications to reflect the purpose for which it is being used in form and substance satisfactory to the Appropriate Party.

(t)	“Obsolete Part” shall have the meaning given in Section 4(j) of this Annex.

(u)	“Optional Alteration” shall have the meaning given in Section 4(j) of this Annex.

(v)

“Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than Engines or engines), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom unless the Lien created under this Agreement shall not be applicable to such Parts in accordance with Section 4 of this Annex.

Annex 3 - 16

Appendix I to Annex 3

APPENDIX I

INSURANCE

A.	Liability Insurance.

1.

Except as provided in Section A.2 below, the applicable Grantor will carry at all times, at no expense to the Collateral Agent or any Secured Party, commercial airline legal liability insurance (including any passenger liability, property damage, baggage liability, cargo and mail liability, hangarkeeper’s liability and contractual liability insurance) with respect to each Airframe and Engine (including, as applicable, in respect of an applicable Aircraft or airframe on which an Engine is then installed) which is (i) in an amount not less than the amount of commercial airline legal liability insurance from time to time applicable to aircraft (and airframes and engines) owned or leased and operated by the applicable Grantor of the same type and operating on similar routes as such aircraft, airframe or engine and (ii) of the type and covering the same risks as from time to time applicable to aircraft operated by the applicable Grantor of the same type as such aircraft, airframe or engine; and (iii) maintained in effect with insurers of nationally or internationally recognized responsibility (such insurers being referred to herein as “Approved Insurers”).

2.

During any period that an Aircraft, Airframe or Engine is on the ground and not in operation, the applicable Grantor may carry, in lieu of the insurance required by Section A.1 above, insurance otherwise conforming with the provisions of said Section A.1 except that (i) the amounts of coverage shall not be required to exceed the amounts of liability and property damage insurance from time to time applicable to aircraft owned or operated by the applicable Grantor of the same type as such Aircraft, Airframe or Engine which is on the ground and not in operation and (ii) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft, airframes or engines, as applicable, owned or operated by the applicable Grantor of the same type which are on the ground and not in operation by the applicable Grantor on the ground, not in operation, and stored or hangared.

B.	Hull Insurance.

1.

Except as provided in Section B.2 below, the applicable Grantor will carry, at no expense to the Collateral Agent or any Secured Party, with Approved Insurers “all-risk” aircraft hull insurance covering the Airframes and Engines (including when the Engine is not installed on any airframe) which is of the type as from time to time applicable to airframes and engines owned by the applicable Grantor of the same type as such Airframe or Engine for an amount denominated in United States Dollars not less than, for each Aircraft, Airframe or Engine, 100% of the Appraised Value (which, as applicable based on the relevant Appraisal, may at the applicable Grantor’s option be a combined value for an Aircraft comprised of its Airframe and associated Engines, or separate such values for any Airframe or Engine) as set forth in the most recent Appraisal delivered pursuant to the Loan Agreement before the date (or renewal date) of the applicable insurance policies (the “Agreed Value”), or, prior to the delivery of the initial Appraisal covering such Aircraft, Airframe or Engine, the applicable “Agreed Value” set forth in the initial insurance certificate delivered with respect thereto, but in no event, in all cases, less than applicable replacement value (as reasonably determined by the applicable Grantor and its insurers); and in each case such insurance shall include all-risk property damage insurance covering Engines temporarily removed from an Aircraft and Parts while temporarily removed from

Annex 3 - 17

any Airframe or Engine, in each case and not replaced by similar components for not less than the replacement value thereof which are of the type as from time to time applicable to components owned by the applicable Grantor of the same type as such Engine and Parts for an amount denominated in United States Dollars (which replacement value shall, for an Engine with a separate Agreed Value pursuant to the foregoing, be not less than such Agreed Value).

All losses will be adjusted by the applicable Grantor with the insurers; provided, however, that during a period when an Event of Default shall have occurred and be continuing, the applicable Grantor shall not agree to any such adjustment without the consent of the Appropriate Party.

Any policies of insurance carried in accordance with this Section B.1 or Section C covering any Aircraft, Airframe or Engine and any policies taken out in substitution or replacement for any such policies shall provide that insurance proceeds under such policies shall be payable directly to the Collateral Agent for prompt deposit into a Collateral Proceeds Account if such insurance proceeds are in respect of an Event of Loss. The Collateral Agent shall be entitled to notify an insurer that such insurance proceeds shall be paid directly to the Collateral Agent as provided in the immediately preceding sentence.

For the avoidance of doubt, this Section B.1 shall not prohibit standard deductibles for hull insurance carried by the applicable Grantor.

2.

During any period that an Aircraft, Airframe or Engine is on the ground and not in operation, the applicable Grantor may carry, in lieu of the insurance required by Section B.1 above, insurance otherwise conforming with the provisions of said Section B.1 except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned by the applicable Grantor of the same type as such Aircraft, Airframe or Engine similarly on the ground and not in operation; provided that the applicable Grantor shall maintain insurance against risk of loss or damage to such Aircraft, Airframe or Engine in an amount at least equal to the Agreed Value for such Aircraft, Airframe or Engine during such period that it is on the ground and not in operation.

C.	War-Risk, Hijacking and Allied Perils Insurance.

If the applicable Grantor shall at any time operate or propose to operate the Aircraft, Airframe or any Engine (i) in any area of recognized hostilities or (ii) on international routes and war-risk, hijacking or allied perils insurance is maintained by the applicable Grantor with respect to other aircraft owned or operated by the applicable Grantor on such routes or in such areas, the applicable Grantor shall maintain war-risk, hijacking and related perils insurance of substantially the same type carried by major United States commercial air carriers operating the same or comparable models of aircraft on similar routes or in such areas and in no event in an amount less than the Agreed Value.

D.	General Provisions.

Any policies of insurance carried in accordance with Sections A, B and C, including any policies taken out in substitution or replacement for such policies:

in the case of Section A, shall name the Collateral Agent and each other Secured Party (collectively, the “Additional Insureds”), as an additional insured, as its interests may appear;

shall apply worldwide and have no territorial restrictions or limitations (except only in the case of war, hijacking and related perils insurance required under Section C, which shall apply to the fullest extent available in the international insurance market);

Annex 3 - 18

shall provide that, in respect of the coverage of the Additional Insureds in such policies, the insurance shall not be invalidated by any act or omission (including misrepresentation and nondisclosure) by the applicable Grantor which results in a breach of any term, condition or warranty of the polices; provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned said act or omission. However, the coverage afforded the Additional Insured will not apply in the event of exhaustion of policy limits or to losses or claims arising from perils specifically excluded from coverage under the policies;

shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if any material change is made in the insurance policies by insurers which adversely affects the interest of any of the Additional Insureds, such cancellation or change shall not be effective as to the Additional Insureds for thirty (30) days (seven (7) days in the case of war risk, hijacking and allied perils insurance and ten (10) days in the case of nonpayment of premium) after receipt by the Additional Insureds of written notice by such insurers of such cancellation or change; provided that, if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;

shall waive any rights of setoff (including for unpaid premiums), recoupment, counterclaim or other deduction, whether by attachment or otherwise, against each Additional Insured;

shall waive any right of subrogation against any Additional Insured;

shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;

shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder;

shall provide that none of the Additional Insureds shall be liable for any insurance premium; and

shall contain a 50/50 Clause per Lloyd’s Aviation Underwriters’ Association Standard Policy Form AVS 103 or U.S. market equivalent.

E.	Reports and Certificates; Other Information.

On or prior to the Closing Date or on the date of delivery of any Pledge Supplement with respect to each Airframe and Engine constituting Collateral, and on or prior to each renewal date of the insurance policies required hereunder, the applicable Grantor will furnish or cause to be furnished to the Collateral Agent insurance certificates describing in reasonable detail the commercial insurance maintained by the applicable Grantor hereunder and a report, signed by the applicable Grantor’s regularly retained independent insurance broker (the “Insurance Broker”), stating the opinion of such Insurance Broker that (a) all premiums in connection with the commercial insurance then due have been paid and (b) such insurance complies with the terms of this Appendix I. To the extent such agreement is reasonably obtainable the applicable Grantor will also cause the Insurance Broker to agree to advise the Secured Parties in writing of any default in the payment of any premium and of any other act or omission on the part of the applicable Grantor of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any commercial insurance on such Airframe or Engine or cause the cancellation or termination of such insurance, and to advise the Secured Parties in writing at least thirty (30) days (seven (7) days in the case of war-risk and allied perils coverage and ten (10) days in the case of nonpayment of premium, or such shorter period as may be available in the international insurance market, as the case may be) prior to the cancellation or material adverse change of any commercial insurance maintained pursuant to this Appendix I.

F.	Right to Pay Premiums.

The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of the Collateral Agent or the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the

Annex 3 - 19

foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, the Collateral Agent shall have the option, as directed by the Required Lenders, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Agreement and to maintain such coverage, as the Collateral Agent or the Appropriate Party may require, until the scheduled expiry date of such insurance and, in such event, the applicable Grantor shall, upon demand, reimburse the Collateral Agent or any Lender for amounts so paid by it, together with interest therein at the Default Rate from the date of payment.

G.	Salvage Rights; Other.

All salvage rights to each Airframe and Engine shall remain with the applicable Grantor’s insurers at all times, and any insurance policies of the Collateral Agent insuring any Airframe or Engine shall provide for a release to the applicable Grantor of any and all salvage rights in and to any Airframe and Engine.

Annex 3 - 20

Exhibit A to Annex 3

[FORM OF MORTGAGE SUPPLEMENT]_

FAA MORTGAGE

THIS FAA MORTGAGE dated __________ (herein, this “FAA Mortgage”) made by [_____], a [_____] (together with its permitted successors and assigns, the “Grantor”), in favor of The Bank of New York Mellon, as the Collateral Agent (together with its successors and permitted assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledge and Security Agreement, dated as of [●] (herein called the “PSA”; capitalized terms used herein but not defined shall have the meaning ascribed to them in the PSA), a partially redacted copy of which is appended hereto as Appendix I, between the Grantor and the Collateral Agent, provides for the execution and delivery of this FAA Mortgage substantially in the form hereof, which shall particularly describe certain collateral, and shall specifically mortgage the same to the Collateral Agent;

WHEREAS, the PSA was entered into between the Grantor and the Collateral Agent in order to secure the Secured Obligations; and

WHEREAS, the Grantor wishes to subject the Airframes and Engines described in Schedule 2.1 of the PSA, a copy of which is attached hereto as Exhibit A, to the security interest created by the PSA by execution and delivery of this FAA Mortgage, and by reference herein to the terms of the PSA which are hereby made a part hereof, and this FAA Mortgage is being filed for recordation on the date hereof with the FAA pursuant to Title 49 by the FAA at Oklahoma City, Oklahoma;

NOW, THEREFORE, THIS FAA MORTGAGE , in order to secure the prompt payment and performance of the Secured Obligations from time to time outstanding and to secure the performance and observance by the Grantor and each of the other Credit Parties of all the agreements, covenants and provisions contained in the Loan Documents for the benefit of the Secured Parties, the Grantor has mortgaged, assigned, pledged, hypothecated, transferred, conveyed and granted, and does hereby mortgage, assign, pledge, hypothecate, transfer, convey and grant, unto the Collateral Agent, for the security and benefit of the Secured Parties, a continuing first priority security interest, and in respect of the Cape Town Treaty, an International Interest, in all right, title and interest of the Grantor in, to and under the following described property:

1.

[The Airframes as further described on Exhibit A hereto, in each case together with any and all Parts of whatever nature, which are from time to time included within the definitions of “Airframe”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to each such Airframe (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and all Airframe Documents relating to each such Airframe; and

Annex 3 - 21

2.

The Engines as further described on Exhibit A hereto, in each case together with any and all Parts of whatever nature, which are from time to time included within the definition of “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to each such Engine (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and all Engine Documents relating to each such Engine.][5]

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the PSA.

This FAA Mortgage shall be governed by, and construed in accordance with, the law of the State of New York.

This FAA Mortgage shall be construed in every way in accordance to the terms of the PSA and as a part thereof, and the PSA is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

[remainder of page intentionally left blank]

[5]	Note to Form: Revise as appropriate to reflect what is listed on Exhibit A.

Annex 3

IN WITNESS WHEREOF, the Grantor has caused this FAA Mortgage to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

[_____]

By:
Name:
Title:

Annex 3 - 23

EXHIBIT A

TO

FAA MORTGAGE

THE AIRFRAMES:6

No.	Owner	U.S. Registration No.	Airframe Manufacturer	Airframe Model	Airframe Serial No.
1.	[●]	[●]	[●]	[●]	[●]

THE ENGINES:7

No.	Manufacturer	Model	Generic Manufacturer and Model	Manufacturer’s Serial No.
1.	[●]	[●]	[●]	[●]

(Each of which Engines having at least 550 rated takeoff horsepower, or in the case of jet propulsion at least 1,750 lb of thrust, or the equivalent thereof)

[6]	Note to Form: Eliminate if no Airframes are listed.
[7]	Note to Form: Eliminate if no Engines are listed.

Annex 3

APPENDIX I

TO

FAA MORTGAGE

[REDACTED COPY OF PSA]

Annex 3

Exhibit B to Annex 3

Form of Officer’s Certificate

[See attached]

Annex 3

Annex 4 (Slots, Gates and Routes)

Each Grantor and the Collateral Agent hereby agree that [(i)] the terms of this Annex shall apply with respect to Collateral consisting of SGR Assets and the Grantors of such Collateral[ and (ii) the terms of Annex 2 shall apply to the Control Collateral relating to any SGR Assets constituting Collateral and Annex 2 is incorporated herein]8.

1.	Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement”:

(a)	[All conditions and steps constituting Perfection Requirement under Annex 2.][9]

2.

Required Filings. Each of the following financing statement, filing, recording or other document shall be included in the definition of “Required Filing” and shall constitute an additional “Required Filing”:

(a)	UCC financing statements for any SGR Assets constituting Collateral in such filing offices as the Appropriate Party deems advisable to perfect or protect the security interest set forth therein.

3.

Representations and Warranties. Each Grantor (as applicable) hereby represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)

Schedule 2.1 sets forth (i) all Route Authorities that constitute Collateral, including the departing airport and the arriving airport for each such Route Authority, (ii) a true, correct and complete list of the Slots as of the date hereof (assuming full operation of the Route Authorities) and (iii) a copy of each certificate or order issued by the United States Department of Transportation (and any successor thereto) representing all Route Authorities constituting Collateral as of the date hereof.

(b)

There are no filings, registrations or recordings under Title 49 necessary to create, preserve, protect or perfect the security interests granted by such Grantor to the Collateral Agent for the benefit of the Secured Parties in respect of the SGR Assets constituting Collateral.

(c)

The Grantor holds its Pledged Gate Leaseholds being used for operation of the Scheduled Services pursuant to authority granted by the applicable Airport Authority or Foreign Aviation Authority, and there exists no material violation of the regulations, terms, conditions or limitations of the relevant Airport Authority or Foreign Aviation Authority applicable to any Pledged Gate Leasehold or any provision of law applicable to the Pledged Gate Leasehold that gives any applicable Airport Authority or Foreign Aviation Authority the right to terminate, cancel, withdraw or modify the rights of the Grantor in any such Pledged Gate Leasehold.

[8]	Note to Form: Use if any deposit accounts will be pledged with SGR Assets.
[9]	Note to Form: Use if any deposit accounts will be pledged with SGR Assets.

Annex 4 - 1

(d)

Except for matters that would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect, no consent of any other party, and no consent, authorization, approval, or other action by, and (except in connection with the perfection of the Lien created in the SGR Assets) no notice to or filing with, any Governmental Authority or other Person is required either (x) for the pledge by the Grantor of the SGR Assets constituting Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (y) for the exercise by the Collateral Agent of its rights and remedies in respect of the SGR Assets constituting Collateral; provided, however, that (A) the transfer of (other than the grant or pledge of a security interest in) the Route Authorities is subject to the consent of the DOT pursuant to Section 41105 of Title 49 and is subject to Presidential review pursuant to Section 41307 of Title 49, (B) the FAA Route Slots, if any, may not be transferred (other than the lease or trade of, or the grant or pledge of a security interest in, such FAA Route Slots), (C) the transfer of Gate Leaseholds may be subject to the foregoing actions by Governmental Authorities, Foreign Aviation Authorities or Airport Authorities, aviation authorities, air carriers or other lessors and (D) the transfer of Foreign Route Slots may be subject to approval by the applicable Foreign Aviation Authority or Airport Authorities. Section 4.1(f) and 4.1(h) of this Agreement shall be subject to, and deemed qualified by, the foregoing.

(e)

Pledged Slots. Except for matters that would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect, and taking into account any waivers or other relief granted to the applicable Grantor by the applicable authorities, each Grantor holds its respective Pledged Slots pursuant to authority granted by the applicable Governmental Authorities and Foreign Aviation Authorities, and there exists no material violation by such Grantor of the terms, conditions or limitations of any rule, regulation or order of the applicable Governmental Authorities or Foreign Aviation Authorities regarding such Pledged Slots or any provisions of law applicable to such Pledged Slots that gives any applicable Governmental Authority or Foreign Aviation Authority the right to modify in any material respect, terminate, cancel or withdraw the rights of such Grantor in any such Pledged Slots to the extent such Governmental Authority or Foreign Aviation Authority would not have such right in the absence of such violation.

(f)

Pledged Route Authorities. Each Grantor holds or co-holds the requisite authority to operate over such Grantor’s Pledged Route Authorities pursuant to Title 49 and all rules and regulations promulgated thereunder, subject only to the regulations of the DOT, the FAA and the applicable Foreign Aviation Authorities and applicable treaties and bilateral and multilateral air transportation agreements, and there exists no material violation by such Grantor of any certificate or order issued by the DOT authorizing such Grantor to operate over such Pledged Route Authorities, the rules and regulations of any applicable Foreign Aviation Authority with respect to such Pledged Route Authorities or the provisions of Title 49 and rules and regulations promulgated thereunder applicable to such Pledged Route Authorities that gives the FAA, DOT or any applicable Foreign Aviation Authority the right to modify in any material respect, terminate, cancel or withdraw the rights of such Grantor in any such Pledged Route Authorities.

4.	Covenants. Each Grantor (as applicable) covenants and agrees that:

(a)

It shall promptly notify the Collateral Agent (which notice shall constitute notice required under Section 5.03 of the Loan Agreement) notice or knowledge of any violation of any Applicable Laws or agreements with respect to the SGR Assets constituting Collateral or such Grantor’s use thereof that could result in, or could reasonably be expected to result in, a Material Adverse Effect or a Collateral Material Adverse Effect.

Annex 4 - 2

(b)	[Reserved].

(c)	[Reserved].

(d)

It will at all times (i) possess and maintain all certificates, exemptions, licenses, permits, designations, authorizations, frequencies and consents required by the FAA, the DOT or any applicable Foreign Aviation Authority or Airport Authority or any other Governmental Authority that are material to the operation of the Pledged Route Authorities and Pledged Slots operated by it, and to the conduct of its business and operations as currently conducted, in each case, to the extent necessary for the Grantor’s operation of the Scheduled Services, (ii) maintain Pledged Gate Leaseholds sufficient to ensure its ability to operate the Scheduled Services and to preserve its right in and to its Pledged Slots, (iii) utilize its Pledged Slots in a manner consistent with applicable regulations, rules, foreign law and contracts in order to preserve its right to hold and use its Pledged Slots, taking into account any waivers or other relief granted to it by the FAA, the DOT, any Foreign Aviation Authority or any Airport Authority, (iv) cause to be done all things reasonably necessary to preserve and keep in full force and effect its rights in and to use its Pledged Slots, including satisfying any applicable Use or Lose Rule, taking into account any waivers or other relief granted to it by the FAA, the DOT, any Foreign Aviation Authority or any Airport Authority, (v) utilize its Pledged Route Authorities in a manner consistent with Title 49, applicable foreign law, the applicable rules and regulations of the FAA, the DOT and any applicable Foreign Aviation Authorities, and any applicable treaty in order to preserve its rights to operate the Scheduled Services and (vi) cause to be done all things reasonably necessary to preserve and keep in full force and effect its authority to operate the Scheduled Services, except in each case, to the extent that any failure to do so would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect. Without in any way limiting the foregoing, each Grantor will promptly take all such steps as may be necessary to obtain renewal of its Pledged Route Authorities from the DOT and any applicable Foreign Aviation Authorities, in each case to the extent necessary to operate the Scheduled Services, within a reasonable time prior to the expiration of such authority (as prescribed by law or regulation, if any), and promptly notify the Appropriate Party if it has been informed that such authority will not be renewed, except to the extent that any failure to take such steps would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect. Each Grantor will pay any applicable filing fees and other expenses related to the submission of applications, renewal requests, and other filings as may be reasonably necessary to maintain or obtain its rights in its Pledged Route Authorities and have access to its Pledged Gate Leaseholds in each case to the extent necessary to operate the Scheduled Services.

(e)	It will not Dispose of any SGR Assets constituting Collateral except for:

i.	Dispositions permitted by Section 6.04(b) or (c) of the Loan Agreement;

ii.

exchanges of Slots in the ordinary course of business that in Grantor’s reasonable judgment are of reasonably equivalent value (so long as the Slots received in such exchange are concurrently pledged under this Agreement and constitute Eligible Collateral, and such exchange would not result in a Material Adverse Effect or a Collateral Material Adverse Effect);

Annex 4 - 3

iii.

the termination of leases or subleases or airport use or license agreements in the ordinary course of business to the extent such terminations do not have a Material Adverse Effect or a Collateral Material Adverse Effect;

iv.

abandonment or return of Slots and Gate Leaseholds (A) required by the DOT, the FAA, Airport Authorities, Foreign Aviation Authorities or other Governmental Authority or (B) in the ordinary course of business consistent with past practices and does not materially and adversely affect the business of the Parent and its Restricted Subsidiaries, taken as a whole and, in each case, which would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect; and

v.

any leasing, licensing and use agreements with respect to assets and properties that constitute Slots or Gate Leaseholds in the ordinary course of business and swap agreements or similar arrangements with respect to Slots in the ordinary course of business and, in each case, which leasing, licensing and use agreement or swap agreement or similar agreement (A)(i)(x) has a term of one year or less, or does not extend beyond two comparable IATA traffic seasons (and contains no option to extend beyond either of such periods), or (y) if longer (including any option period), is expressly subject and subordinate to the rights (including remedies) of the Collateral Agent under this Agreement on terms reasonably satisfactory to the Collateral Agent (acting at the direction of the Appropriate Party), or (ii) is for purposes of operations by another airline operating under a brand associated with the applicable Grantor or otherwise operating routes at such Grantor’s direction under a code share agreement, capacity purchase agreement, pro-rate agreement or similar arrangement between such airline and such Grantor, and (B) in each case, would not reasonably be expected to result in a Material Adverse Effect or a Collateral Material Adverse Effect; provided that, at any time, the aggregate of the most recently Appraised Value of such Slots and Gate Leaseholds subject to any leasing, licensing and use agreements at such time and of such Slots subject to any swap agreements or similar arrangements at such time, in each case permitted under clause (A)(i)(y) above, is no greater than the lesser of (x) $[●] or (y) [●]% of the most recently Appraised Value of the Collateral consisting of SGR Assets; and provided, further, that the applicable Grantor’s rights under any such leasing, licensing, use, swap or similar agreement or arrangement shall constitute Collateral hereunder (but no representations or covenants shall apply in respect thereof).

(f)

Upon the request of the Collateral Agent (acting at the direction of the Appropriate Party), it shall use commercially reasonable efforts to deliver, in respect of each of the FAA Slots, undated slot transfer documents in form and substance reasonably satisfactory to the Collateral Agent (acting at the direction of the Appropriate Party) (considering any requirements by the DOT, the FAA and/or Airport Authority), executed in blank to be held in escrow by the Collateral Agent.

5.	Defaults and Remedies.

(a)	If any Event of Default shall have occurred and be continuing, without limiting the generality of Section 8.1 of this Agreement, the Collateral Agent may:

Annex 4 - 4

i.

declare the entire right, title and interest of any Grantor in, to and under the SGR Assets constituting Collateral vested in the Collateral Agent, in which event such right, title and interest shall immediately vest in the Collateral Agent. Such Grantor agrees to execute and deliver such deeds of conveyance, assignments and other documents or instruments (including any notices or applications to the DOT, the FAA, applicable Foreign Aviation Authorities, Governmental Authorities or Airport Authorities having jurisdiction over any such SGR Assets constituting Collateral or the use thereof) necessary or advisable to effectuate the transfer of such SGR Assets constituting Collateral (and as requested by the Appropriate Party or the Collateral Agent), together with copies of the certificates or orders issued by the DOT and the Foreign Aviation Authorities representing the same and any other rights of such Grantor with respect thereto, to any designee or designees selected by the Collateral Agent and approved by all necessary Governmental Authorities, Foreign Aviation Authorities and Airport Authorities (provided that if any of the foregoing is not permitted under the Law or by the DOT or applicable Governmental Authority, Foreign Aviation Authority or Airport Authority, the Collateral Agent for the benefit of the Secured Parties shall nevertheless continue to have all of such Grantor’s right, title and interest in, to and under all of the Proceeds (of any kind) received or to be received by such Grantor upon the use, transfer or other disposition of such SGR Assets constituting Collateral); it being understood that each Grantor’s obligation to deliver such SGR Assets constituting Collateral and such documents and instruments with respect thereto, subject to the aforesaid limitations, is of the essence of this Agreement;

ii.

require any Grantor, and each Grantor hereby agrees and covenants to, upon the occurrence and during the continuance of an Event of Default, use its reasonable best efforts to obtain all approvals and consents that would be required to transfer or assign all SGR Assets constituting Collateral as the Collateral Agent, acting on behalf of the Secured Parties, may designate; and

iii.

use the blank, undated, signed Slot transfer documents held in escrow (in form and substance reasonably satisfactory to the Collateral Agent (acting at the direction of the Appropriate Party) (considering any requirements by the DOT, the FAA and/or Airport Authority)) from time to time as a means to effectuate a transfer as contemplated herein.

(b)

Notwithstanding any other provision of this Agreement, subject to Section 5(a) of this Annex 4, if any Transfer Restriction applies to the transfer or assignment of (but not the creation of a security interest in) any of the right, title or interest referred to SGR Assets constituting Collateral, any provision of this Agreement permitting the Collateral Agent to cause the Grantor to transfer or assign to it or any other person any of the Grantor’s right, title or interest in any such SGR Assets constituting Collateral (and any right the Collateral Agent may have under Applicable Law to do so by virtue of the security interest granted to it under this Agreement) shall be subject to such Transfer Restriction.

6.	Release of Collateral. Each Grantor and the Collateral Agent agree that:

(a)

For the avoidance of doubt, (i) if any Slot ceases to be included in the SGR Assets constituting Collateral because it ceases to be actually utilized in connection with the Scheduled Services or any Foreign Gate Leasehold ceases to be included in the SGR Assets constituting Collateral because it ceases to be used for servicing the Scheduled

Annex 4 - 5

Services relating to the airport at which such Foreign Gate Leasehold is located, such Slot or Foreign Gate Leasehold shall be automatically released from the Lien of this Agreement and (ii) subject to Section 5(b) of this Annex, if any FAA Slot or Foreign Slot now held or hereafter acquired by any Grantor becomes an FAA Route Slot or a Foreign Route Slot, respectively, or any right, title, privilege, interest and authority now held or hereafter acquired by such Grantor in connection with the right to use or occupy space in an airport terminal becomes a Foreign Gate Leasehold, such FAA Slot, Foreign Slot or right, title, privilege, interest and authority shall be automatically subject to the Lien of this Security Agreement.

(b)

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of any SGR Assets constituting Collateral from the Lien granted hereby in accordance with Section 6.17(b)(iii) of the Loan Agreement, such SGR Assets shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release.

(c)

In connection with any release of any SGR Assets constituting Collateral pursuant to this Section 6, the Collateral Agent will execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of any release of SGR Assets constituting Collateral by it as permitted by this Section 6.

7.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

(c)

It is understood and agreed that, notwithstanding anything to the contrary in this Agreement (including Section 5.2(a)), Schedule 2.1(c) (Slots) is intended to be descriptive of the Slots listed on such Schedule as of the date hereof and shall not be construed as limiting in any way the SGR Assets constituting Collateral subject to this Agreement, except as may otherwise be expressly set forth herein.

(d)

Any amendment or modification of the Scheduled Services in Schedule 2.1 identified as of a certain date shall be in form and content similar to the information provided for such Collateral in Schedule 2.1 on the Closing Date.

8.	Terms. The following capitalized terms used in this Annex shall have the following meanings:

(a)

“Airport Authority” means any city or any public or private board or other body or organization chartered or otherwise established for the purpose of administering, operating or managing an airport or related facilities.

Annex 4 - 6

(b)	“Collateral Material Adverse Effect” means a material adverse effect on the Appraised Value (as defined in the Loan Agreement) of the Collateral consisting of SGR Assets, taken as a whole.

(c)	“Domestic Airport” means any international airport located in the United States.

(d)

“Domestic Gate Leasehold” means, at any time of determination, all of the right, title, privilege, interest and authority of a Grantor to use or occupy space in an airport terminal at any Domestic Airport, in each case, to the extent necessary at the relevant time of determination for servicing the scheduled air carrier service authorized by a Route Authority relating to such airport.

(e)

“Excluded Asset” means, solely for purposes of this Annex and any SGR Assets constituting Collateral, in lieu of the same term in the Agreement, (i) any asset of a Grantor, if, to the extent and only for so long as the grant of a Lien on such asset to secure the Secured Obligations is prohibited or otherwise restricted by, or requires additional action or consent (that has not been taken or obtained) under, any agreement (unless the counterparty of such agreement is an Affiliate of any Grantor) or Applicable Law, or entitles any Governmental Authority or third party to terminate or suspend any right, title or interest in any such asset (or the Grantor’s interest in any agreement or license related thereto) in each case in this clause (i) except (A) to the extent that the UCC or any other Applicable Law provides that such grant of Lien is effective irrespective of any prohibitions to such grant or (B) so long as any such agreement was not entered into for the purpose of prohibiting or restricting such grant of Lien and (ii) any lease, license, contract, property right or agreement to which any Grantor is a party to the extent any such lease, license, contract, property right or agreement by its terms or Applicable Law, prohibits, or requires consent (unless such consent has been received or is of an Affiliate of any Grantor) to the granting of a Lien in the rights of such Grantor thereunder or which Lien would be invalid or unenforceable upon any such grant, in each case in this clause (ii) except (A) to the extent that the UCC or any other Applicable Law provides that such grant of Lien is effective irrespective of any prohibitions to such grant of Lien or (B) so long as any such lease, license, contract, property right or agreement was not entered into for the purpose of prohibiting or restricting such grant of Lien; provided, however, that clauses (i) and (ii) shall not apply to the pledge of any Route Authorities or FAA Slots ;and provided, further, that Excluded Assets shall not include any Control Collateral or Proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (i) through (ii) (unless such Proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (ii)).

(f)

“FAA Route Slot” means, at any time of determination, any FAA Slot of such Grantor at any Domestic Airport, in each case (i) to the extent such FAA Slot is actually being utilized at the relevant time of determination in connection a Scheduled Service and (ii) excluding any Temporary Slot.

(g)

“FAA Slot” means, at any time of determination, the right and operational authority to conduct an Instrument Flight Rule (as defined in Title 14) scheduled landing or take-off operation at a specific time or during a specific time period at such Domestic Airport, including slots, arrival authorizations and operating authorizations, whether pursuant to FAA or DOT regulations or orders pursuant to Title 14, Title 49 or other federal statutes or regulations now or hereinafter in effect.

Annex 4 - 7

(h)	“Foreign Airport” means each international airport not located in the United States that is an origin and/or destination point with respect to any Scheduled Service.

(i)

“Foreign Aviation Authority” means any non-U.S. governmental, quasi-governmental, regulatory or other agency, public corporation or private entity that exercises jurisdiction over the issuance or authorization (i) to serve any non-U.S. point on any Scheduled Service that any Grantor is serving at any time and/or to conduct operations related to any Scheduled Service and Gate Leaseholds at any time and/or (ii) to hold and operate any Foreign Route Slots at any time.

(j)

“Foreign Gate Leasehold” means all of the right, title, privilege, interest and authority, now held or hereafter acquired, of the Grantor in connection with the right to use or occupy space at an airport terminal at any Foreign Airport but in each case excluding any Foreign Gate Leasehold of Grantor that, at such time, is held, acquired, used, allocated to or available for use by another air carrier pursuant to an agreement (including any loan agreement, lease agreement, or other gate leasehold use arrangement).

(k)

“Foreign Route Slot” means, at any time of determination, any Foreign Slot of a Grantor at any Foreign Airport, but in each case excluding (i) any Temporary Slot and (ii) any Foreign Slot of Grantor that, at such time, is held, acquired, used, allocated to or available for use by another air carrier pursuant to an agreement (including any loan agreement, lease agreement, slot exchange agreement or a slot release agreement).

(l)

“Foreign Slot” means, at any time of determination, in the case of airports outside the United States, the right and operational authority to conduct one landing or take-off operation at a specific time or during a specific time period at such airport.

(m)	“Gate Leasehold” means each Domestic Gate Leasehold and each Foreign Gate Leasehold, or any of the foregoing.

(n)

“Governmental Authority” has the meaning set forth in the Loan Agreement, except that for purposes of this Annex, Governmental Authority shall not include any Person in its capacity as an Airport Authority.

(o)	“IATA” means the International Air Transport Association and any successor thereto.

(p)

“Material Adverse Effect” shall have the meaning given in Section 1.01 of the Loan Agreement except that, in the case of SGR Assets, clause (b)(ii) of Material Adverse Effect shall refer to “the legality, validity, binding effect or enforceability against the Borrower or any Credit Party of any Loan Document to which it is a party or the validity, perfection and first priority of the Liens on the Collateral in favor of the Collateral Agent taken as a whole or with respect to a material portion of the Collateral”.

(q)	“Pledged Gate Leaseholds” means, as of any date, the Gate Leaseholds included in the Collateral as of such date.

(r)	“Pledged Route Authorities” means, as of any date, the Route Authorities included in the Collateral as of such date.

(s)	“Pledged Slots” means, as of any date, the Slots included in the Collateral as of such date.

Annex 4 - 8

(t)

“Route Authorities” means, at any time of determination, any route authority whether currently in effect or hereafter granted to each Grantor to operate Scheduled Services between the points identified in Schedule 2.1 to this Agreement (as such Schedule may be amended or modified from time to time pursuant to this Agreement), including applicable frequencies, notices, approvals, orders, exemptions and certificate authorities issued to such Grantor from time to time, in each case whether or not utilized by the Grantor.

(u)

“Scheduled Services” means, at any time of determination, (i) each non-stop scheduled air carrier service between any Domestic Airport listed on Schedule 2.1 and any Foreign Airport listed on Schedule 2.1 of this Agreement (as such Schedule may be amended, or modified from time to time pursuant to this Agreement) (x) being operated by a Grantor or (y) available for operation by a Grantor (to the extent, with respect to clause (y), included in the then most recent Appraisal delivered under the Loan Agreement) and (ii) any other non-stop scheduled air carrier service (x) being operated by a Grantor at such time or (y) available for operation by a Grantor (to the extent, with respect to clause (y), included in the then most recent Appraisal delivered under the Loan Agreement) that has been designated as an additional “Scheduled Service” pursuant to any Pledge Supplement, and “Scheduled Service” shall mean any of such Scheduled Services as the context requires.

(v)	“SGR Assets” shall consist of:

i.	Gate Leaseholds;

ii.	Route Authorities;

iii.	Slots;

iv.

Grantor’s rights under any leasing, licensing and use agreements with respect to any of the foregoing Slots and Gate Leaseholds and under swap or similar agreements or arrangements with respect to any of the foregoing Slots; and

v.	All General Intangibles which are owned by such Grantor (including the General Intangibles described on Schedule 2.1) relating to the SGR Assets.

(w)	“Slot” means each FAA Route Slot and each Foreign Route Slot, or any of the foregoing.

(x)

“Temporary Slot” means, a Slot that was obtained by any Grantor from another air carrier pursuant to an agreement (including any loan agreement, lease agreement, slot exchange agreement, a slot release agreement or other use arrangement) and is held by such Grantor on a temporary basis.

(y)

“Title 49” means Title 49 of the United States Code, which, among other things, recodified and replaced the U.S. Federal Aviation Act of 1958, and the rules and regulations promulgated pursuant thereto, as amended from time to time or any subsequent legislation that amends, supplements or supersedes such provisions.

(z)

“Transfer Restriction” means any restriction or consent requirement relating to the transfer or assignment by a Grantor of any right, title or interest in (but not the creation of a security interest in) any type of property or any claim, right or benefit arising thereunder or resulting therefrom, if an attempted transfer or assignment thereof without

Annex 4 - 9

the consent of any third party would (i) constitute a violation of the terms under which the Grantor was granted such right, title or interest (or the Grantor’s interest in any agreement or license related thereto), (ii) entitle any Governmental Authority or third party to terminate or suspend any such right, title or interest (or the Grantor’s interest in any agreement or license related thereto), or (iii) violate any Applicable Law, rule or regulation, except, in any case, to the extent such “Transfer Restriction” shall be rendered ineffective (both to the extent that it (x) prohibits, restricts or requires consent and (y) gives rise to a default, breach, right of recoupment, claim, defense, termination, right of termination or remedy) by virtue of any Applicable Law, including Sections 9-406, 9-407, 9-408 or 9-409 of the UCC as in effect, from time to time, in the State of New York, to the extent applicable (or any corresponding sections of the UCC in a jurisdiction other than the State of New York to the extent applicable).

(aa)	“Use or Lose Rule” means, with respect to Slots, any applicable utilization requirements issued by the FAA, other Governmental Authorities, any Foreign Aviation Authorities or any Airport Authorities.

Annex 4 - 10

Annex 5 (Pledged Collateral)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Pledged Collateral.

1.

Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement” with respect to Collateral consisting of:

(a)

Certificated Securities, each applicable Grantor shall, on or prior to the Closing Date and immediately upon the issuance thereof after the Closing Date, deliver or cause to be delivered to the Collateral Agent, for it to hold in its possession, the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC) or accompanied by undated share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests to be similarly delivered to the Collateral Agent, for it to hold in its possession, regardless of whether such Pledged Equity Interests constitute Certificated Securities. Each delivery after the Closing Date pursuant to the requirement under this clause (a) shall be accompanied by a schedule describing the Certificated Securities and Pledged Equity Interests so delivered, which schedule shall supplement Schedule 2.1; provided that failure to provide any such schedule or any error therein shall not affect the validity of the pledge of any Certificated Securities or Pledged Equity Interests.

(b)

Instruments constituting Pledged Debt, each applicable Grantor shall on or prior to the Closing Date and immediately upon the issuance thereof after the Closing Date, deliver to the Collateral Agent, for it to hold in its possession, all such Instruments duly indorsed or accompanied by an undated transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. Each delivery after the Closing Date pursuant to the requirement under this clause (b) shall be accompanied by a schedule describing the Instruments so delivered, which schedule shall supplement Schedule 2.1; provided that failure to provide any such schedule or any error therein shall not affect the validity of the pledge of any such Instruments.

2.

Representations and Warranties. Each Grantor (as applicable) represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)	Schedule 2.1 sets forth all Pledged Collateral that constitutes Collateral.

(b)

All Pledged Equity Interests and Pledged Debt issued by the Parent, the Borrower, a Grantor (or, in each case, a Subsidiary thereof), (A) have been duly and validly authorized, (B) are fully paid and nonassessable and (C) are legal, valid and binding obligations of the issuers thereof.

(c)

(i) The Pledged Collateral is and will continue to be freely transferable and assignable and (ii) there are and will be no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

Annex 5 - 1

(d)

Upon satisfaction and completion of all conditions and steps that constitute Perfection Requirement in this Agreement and this Annex, the Collateral Agent will obtain a legal, valid and perfected first-priority security interest upon and in such all Pledged Collateral subject to no Lien (other than the Liens created hereunder and other Permitted Liens).

(e)

Unless otherwise specified in Schedule 2.1 of this Agreement, any Pledged Equity Interests consisting of an interest in a limited liability company, a partnership or limited partnership are not represented by a certificate and are not a “security” within the meaning of the UCC.

3.	Covenants. Each Grantor (as applicable) covenants and agrees that:

(a)

In the event such Grantor receives any dividends, interest or distributions on any Pledged Collateral upon the merger, consolidation, liquidation or dissolution of any issuer or obligor thereof, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, Control of the Collateral Agent over such Pledged Collateral and pending any such action, such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the immediately foregoing sentence, without limiting the restrictions and limitations contained in Section 6.05 of the Loan Agreement, all cash dividends, interest or distributions on any Pledged Collateral may be retained and used by the applicable Grantor so long as no Event of Default shall have occurred and be continuing.

(b)

The Pledged Equity Interests consisting of an interest in a limited liability company, a partnership or limited partnership shall not be represented by a certificate, and no Grantor shall elect to treat any such Pledged Equity Interests as a “security” within the meaning of the UCC other than to the extent any Pledged Equity Interests were represented by a certificate as of the Closing Date.

(c)

So long as no Event of Default shall have occurred and be continuing, except as otherwise provided in this Agreement or other Loan Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Agreement, this Agreement or any other Loan Documents; provided that no Grantor shall exercise or refrain from exercising such voting and powers in any manner that (y) would reasonably be expected to materially and adversely affect the rights and remedies of the Collateral Agent with respect to the Pledged Collateral or (z) would result in, or would reasonably be expected to result in, a Material Adverse Effect.

(d)

[If, after the Closing Date, any Grantor forms or acquires a Subsidiary that is a party to a contract, agreement, transaction or other undertaking constituting a Material Loyalty Program Agreement or Loyalty Program Agreement, then such Grantor will, as promptly as practicable and, in any event, within one (1) Business Day (in the case of a Material Loyalty Program Agreement) and ten (10) Business Days (in the case of a Loyalty

Annex 5 - 2

Program Agreement) after such Subsidiary is formed or acquired, notify that Appropriate Party thereof and, at the request of the Appropriate Party, pledge, in favor of the Appropriate Party, all such Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Grantor.]

4.

Defaults and Remedies. Without limiting the generality of Section 8.1 of this Agreement and in addition to any rights and remedies that the Collateral Agent may have under the Loan Documents and the Applicable Law:

(a)

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Grantor shall and shall cause each issuer of the Pledged Collateral to be sold hereunder from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Pledged Collateral which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(b)

Each Grantor hereby authorizes and instructs each issuer of any Pledged Collateral that constitute Collateral to (i) comply with any instruction received by it from the Collateral Agent that (x) states that an Event of Default (or another applicable similar trigger event) has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from any other Person, and each Grantor agrees that each issuer shall be fully protected in so complying, and (ii) upon the occurrence and continuance of any Event of Default, unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Collateral Agent.

(c)	If an Event of Default has occurred and is continuing:

(i)

at the direction of the Collateral Agent (acting at the direction of the Required Lenders), all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole and exclusive right to exercise such voting and other consensual rights.

Annex 5 - 3

(ii)

all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive as otherwise which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to this provision shall be held in trust for the benefit of, or for and on behalf of, the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers or other instruments of transfer). Any and all money and other property paid over to or received by the Collateral Agent pursuant to this provision shall be retained by the Collateral Agent in an account in the name of the relevant Grantor to be established by the Collateral Agent and held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 7.02 of the Loan Agreement.

(iii)	each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor.

(iv)

the Collateral Agent may (and to the extent that action by it is required, the relevant Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Collateral (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee, for the benefit of the Secured Parties.

(v)

the Collateral Agent may exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity Interests would be entitled (including, with respect to the Pledged Equity Interests, giving or withholding written consents of members, calling special meetings of members and voting at such meetings).

(vi)

each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests pursuant to this Agreement valid and binding and in compliance with any and all other Applicable Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section of this Annex will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law with respect to such breach and, as a consequence, that each and every covenant contained in this Annex shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement and is continuing.

(vii)

the Collateral Agent may complete any stock, bond or other power, to receive, endorse and collect all instruments made payable to any Grantor representing any dividend or other distribution with respect to the Pledged Equity Interests or any part thereof and to give full discharge for the same.

Annex 5 - 4

5.	Release of Collateral. Each Grantor and the Collateral Agent agree that:

(a)

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of any Pledged Collateral from the Lien granted hereby in accordance with Section 6.17(b)(iii) of the Loan Agreement, such Pledged Collateral shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release.

6.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

7.	Terms. The following capitalized terms used in this Annex shall have the following meanings:

(a)

“Pledged Collateral” shall mean (i) Pledged Debt, (ii) Pledged Equity Interests, (iii) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed with respect to, in exchange for or upon the conversion of, and all other Proceeds received with respect to, the securities and instruments referred to in clauses (i) and (ii) above; (iv) all rights and privileges of such Grantor with respect to the securities, instruments and other property referred to in clauses (i), (ii) and (iii) above; and (v) all Proceeds of any and all of the foregoing.

(b)

“Pledged Debt” shall mean all Indebtedness owed to any Grantor issued by the obligors named therein, the promissory notes and any other instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed with respect to or in exchange for any or all of such Indebtedness, listed opposite the name of such Grantor on Schedule 2.1.

(c)

“Pledged Equity Interests” shall mean (i) Equity Interests set forth opposite the name of such Grantor on Schedule 2.1, (ii) all rights, privileges, authorities, and powers of such Grantor as an owner or holder of such Equity Interests, including all economic rights, all control rights, authority, and powers, all status rights of such Grantor as a member, shareholder, or other owner (as applicable), and all rights and interests, if any, to participate in the management of each applicable issuer, (iii) all of such Grantor’s options and other rights and interests, contractual or otherwise, with respect to the Pledged Equity Interests, (iv) all of the certificates, if any, evidencing or representing the Pledged Equity Interests and (v) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed with respect to or in exchange for any or all of any of the foregoing.

Annex 5 - 5

Annex 6 (Spare Parts Assets)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Spare Parts Assets.

1.

Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement” with respect to Collateral consisting of Spare Parts Assets:

(a)

The applicable Grantor, at its sole cost and expense, will cause the FAA Filed Documents to be prepared and duly and timely filed and recorded, or filed for recordation with the FAA to the extent permitted or required under Title 49.

(b)	The applicable Grantor, at its sole cost and expenses, shall:

(i)	Execute and deliver, or cause to be executed and delivered, the Mortgage Location Supplements in form and substance satisfactory to the Appropriate Party.

(ii)	Duly prepare and file, or cause to be duly prepared and filed, the FAA Filed Documents for recordation with the FAA in accordance with Title 49 and the regulations thereunder.

2.

Required Filings. Each of the following financing statement, filing, recording or other document shall be included in the definition of “Required Filing” and shall constitute an additional “Required Filing”:

(a)	Each FAA Filed Document.

3.

Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)	Schedule 2.1 sets forth all Spare Parts Assets that constitute Collateral and information with respect thereto, including the Designated Spare Parts Location for all such Spare Parts Assets.

(b)

Upon satisfaction and completion of the Perfection Requirements under this Annex, the Collateral Agent for the benefit of the Secured Parties will obtain a legal, valid and perfected first-priority security interest upon and in all Collateral consisting of Spare Parts Assets, subject to no Lien (other than the Lien created hereunder and other Permitted Liens) and will be entitled to all the rights, priorities and benefits afforded by Title 49 and other Applicable Laws to perfected security interests or Liens.

(c)	All Spare Parts Assets constituting Collateral have been first placed in service after October 22, 1994.

(d)	There is no registration or filing covering or purporting to cover any interest of any kind in the Spare Parts Assets (other than Permitted Liens).

Annex 6 - 1

(e)	All Spare Parts Assets constituting Collateral are located at a Designated Spare Parts Location in the United States.

(f)

The applicable Grantor, in compliance with 14 C.F.R. 49.53(a)(1) and (2), certifies that it is an air carrier, certificated by the FAA under 49 U.S.C. 44705, and that the Spare Parts Assets constituting Collateral are maintained by or on behalf of such Grantor at the Designated Spare Parts Locations.

(g)	Each Designated Spare Parts Location shall be either owned or leased by the Grantor.[10]

4.	Covenants. Each Grantor (as applicable) covenants and agrees that:

(a)

It shall not execute or authorize or permit to be filed in any public office any filing (other than with respect to Liens hereunder or other Permitted Liens) relating to any Spare Parts Assets or the location thereof.

(b)

Tracking System. It shall maintain the Tracking System in a manner sufficient to monitor the Spare Parts Assets and its perpetual inventory procedures for Spare Parts Assets that provide a continuous internal audit of Spare Parts Assets. Notwithstanding the limitations herein, the Collateral Agent and the Appropriate Party, or their respective agents (as designated by the Lenders) shall be entitled to access and inspect the Tracking System to monitor the types, quantities and locations of any Spare Parts Assets and to ensure the Grantors’ compliance with the terms hereof in a manner consistent with Section 5.11 of the Loan Agreement. If requested by the Appropriate Party or the Collateral Agent, the applicable Grantor will obtain a written acknowledgment of the Collateral Agent’s, the Appropriate Party’s and their respective agents’ access and inspection rights hereunder from any third party that owns or operates the Tracking System.

(c)	Designated Spare Parts Locations.

(i)

For so long as any Spare Parts Assets constitute Collateral hereunder, the applicable Grantor shall remain certified as an air carrier, certificated by the FAA under 49 U.S.C. 44705. Except in connection with any utilization or Disposition thereof that is permitted hereunder or under the Loan Agreement, the Spare Parts Assets constituting Collateral shall be maintained by or on behalf of such Grantor at one or more of the Designated Spare Parts Locations, and the nature of such Grantor’s interest in and to each such location (e.g., owner, leasehold, tenant) is and shall remain as described to the Collateral Agent pursuant to this Agreement.

(ii)

Each Grantor will promptly notify (in any event, within fifteen (15) days thereof) the Collateral Agent if any of the representations, warranties or agreements contained in the preceding sentence become inaccurate in any respect with respect to any of the Spare Parts Assets or the interest of the applicable Grantor therein.

(iii)

If any Grantor acquires at any time after the Closing Date a location at which such Grantor keeps Spare Parts of a type or model which, if located at a Designated Spare Parts Location would be subject to a Lien by this Agreement, then such Grantor shall promptly (and in any event within 5 days) furnish to the Collateral Agent, at such Grantor’s sole expense, the documents listed in Section 4(c)(iv)(A)-(C).

[10]	Note to Form: To discuss if not applicable.

Annex 6 - 2

(iv)

If any Grantor desires at any time after the Closing Date to add a Designated Spare Parts Location, such Grantor shall promptly furnish the following to the Collateral Agent, at Grantors’ sole expense:

(A)

not less than fifteen (15) days prior to the utilization of such new Designated Spare Parts Location, a Mortgage Location Supplement duly executed by the applicable Grantor, identifying each location that is to become a Designated Spare Parts Location and specifically subjecting the applicable Spare Parts Assets at such location to the Lien of this Agreement;

(B)

not less than five (5) days prior to the utilization of such new Designated Spare Parts Location, an opinion of counsel, dated the date of execution of said Mortgage Location Supplement, in form and substance satisfactory to the Appropriate Party, addressed to the Secured Parties, stating that said Mortgage Location Supplement has been duly filed for recording in accordance with the provisions of Title 49, and either: (a) no other filing or recording is required in any other place within the United States in order to perfect the Lien of this Mortgage on the Spare Parts Assets held at the Designated Spare Parts Locations specified in such Mortgage Location Supplement under the laws of the United States, or (b) if any such other filing or recording shall be required that said filing or recording has been accomplished in such other manner and places, which shall be specified in such opinion of counsel, as are necessary to perfect the Lien of this Mortgage with respect to such Spare Parts Assets; and

(C)

not less than five (5) days prior to the utilization of such new Designated Spare Parts Location, a certificate of the Responsible Officer stating that in the opinion of the Responsible Officer executing the certificate, all conditions precedent provided for in this Mortgage relating to the subjection of such property to the Lien of this Mortgage have been complied with.

(d)	Maintenance. At its own cost and expense, it:

(i)

shall maintain, or cause to be maintained, at all times the Spare Parts Assets in accordance with all Applicable Laws, including making any modifications, alterations, replacements and additions necessary therefor, and shall utilize, or cause to be utilized, the same manner and standard of maintenance with respect to each model of Spare Parts or Appliance included in the Collateral as is utilized for such model of Spare Parts or Appliance owned by such Grantor and not included in the Collateral;

(ii)

shall maintain, or cause to be maintained, all records, logs and other materials required by the FAA or under Title 49 to be maintained in respect of the Spare Parts Assets and shall not modify its record retention procedures in respect of the Spare Parts Assets unless such modification is consistent with such Grantor’s FAA approved maintenance program;

Annex 6 - 3

(iii)	shall maintain, or cause to be maintained, all Spare Parts Documents in respect of the Spare Parts Assets in the English language;

(iv)

shall maintain, or cause to be maintained on a timely basis, the Spare Parts Assets in good working order (other than during periods of maintenance, repair, inspection and testing) and condition and shall perform all maintenance thereon necessary for that purpose, excluding (x) Spare Parts Assets that have become worn out or unfit for use, beyond economic repair or become obsolete or scrap, (y) Spare Parts Assets and quick change engine kits that are not required for such Grantor’s normal operations and (z) Expendables that have been consumed or used in the such Grantor’s operations; and

(v)

notwithstanding anything herein to the contrary, all Rotables and Repairables constituting Collateral and, to the extent customary, Expendables constituting Collateral, located at Designated Spare Parts Locations other than as excluded under clause (x), (y) or (z) above of clause (iv) above, shall have a current and valid serviceable tag and shall be in compliance with such tag, in each case in compliance with applicable FAA regulations.

(e)

Possession. No Grantor may (A) Dispose of or relinquish possession of any Spare Parts Asset to anyone except that the applicable Grantors shall have the right (w) to Dispose to the extent permitted under Section 6.04 of the Loan Agreement and in the ordinary course of business, (x) to transfer possession of any Spare Parts Asset in the ordinary course of business to the manufacturer thereof or any other organization for testing, overhaul, repairs, maintenance, alterations or modifications (to the extent required or permitted by the terms hereof) or to any Person for the purpose of transport to any of the foregoing; provided that such Grantor covenants to promptly pay when due any payment obligation resulting in a mechanic’s or other Lien related to such testing service, repair, maintenance, overhaul, alternation, modification, or transport, (y) to subject any Spare Parts Asset to a maintenance servicing agreement arrangement entered into and operated in the ordinary course of business or (z) to transfer in the ordinary course of business any Spare Parts Asset between any Designated Spare Parts Locations; provided, however, that if the applicable Grantor’s title to any such Spare Parts Asset shall be divested under any situation described in clauses (x) through (z) above, such divestiture shall be deemed to be a Disposition with respect to such Spare Parts Asset subject to the provisions of Section 2.06(b) of the Loan Agreement or (B) commingle at any location its Spare Parts Assets that constitute Collateral with (i) other Spare Parts of the applicable Grantor not constituting Collateral or (ii) the Spare Parts of another Affiliate if such other Affiliate has pledged Spare Parts which are not Collateral to secure any other Indebtedness or obligations, unless (x) the ownership of each such commingled Spare Parts can be definitely determined at all times by reference to the applicable Grantor’s or Affiliate’s Spare Parts tracking number and system, as applicable, or (y) the Spare Parts of such Grantor or Affiliate are not of a type or category of spare parts that corresponds to a type of category of Spare Parts Assets that is included in the Collateral; provided that Spare Parts that are segregated on a separate aisle, shelf or in a separate storage bin or other storage unit or area shall not be considered as having been commingled even though such Spare Parts are present at the same location so long as the applicable Grantor install signs in or on each such aisle, shelf, bin or other storage unit or area containing Collateral bearing the inscription: “Property of [GRANTOR], Mortgaged to THE BANK OF NEW YORK MELLON as Collateral Agent for the benefit of the Secured Parties” (such sign to be replaced if there is a successor Collateral Agent).

Annex 6 - 4

(f)	Use; Modifications.

(i)

Use. At its own cost and expense, without the necessity of any release from or consent by the Collateral Agent, it may: (1) incorporate in, install on, attach or make appurtenant to, or use in, any aircraft, engine, or spare part in its fleet (whether or not subject to any Lien and whether or not operated by such Grantor) the Spare Parts Assets constituting Collateral and, as a result thereof, if such Spare Parts Assets are incorporated in, installed in, attached or made appurtenant to an airframe, engine or spare engine, such Spare Parts Asset shall thereupon be free from the Lien of this Mortgage; provided that, except as provided for in Sections 4(e)(A)(x) and 4(f)(i)(2) of this Annex, if the Spare Part incorporated in, installed on, attached or made appurtenant to, or used in, any aircraft, engine, or spare part in its fleet is used to replace a part that would otherwise be covered by a Lien of this Mortgage if it were located at a Designated Spare Parts Location, then the applicable Grantor shall return that part to a Designated Spare Parts Location and (2) dismantle any Spare Parts Asset that has become worn out or obsolete or unfit for use, and to scrap, sell or Dispose of any such Spare Parts Asset or any salvage resulting from such dismantling, in which case such Spare Parts Asset shall thereupon be free from the Lien of this Agreement.

(g)	Insurance.

(i)

Each Grantor shall ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured and lender loss payee with respect to any Spare Parts Assets constituting Collateral and take any other steps required under this Annex.

(ii)

Obligation to Insure. Each Grantor (as applicable) shall comply with, or cause to be complied with, each of the provisions of Appendix I to this Annex, which provisions are hereby incorporated by this reference as if set forth in full herein.

(iii)

Insurance for Own Account. Nothing in this Annex shall limit or prohibit (i) any Grantor from maintaining the policies of insurance required under Appendix I of this Annex with higher coverage than those specified in Appendix I, or (ii) the Collateral Agent (without a duty to do so) or any other Additional Insured from obtaining insurance, upon the occurrence of an Event of Default, at the applicable Grantor’s expense, for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, however, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by any Grantor pursuant to this Annex and Appendix I of this Annex.

(iv)

Application of Insurance Proceeds. As between each applicable Grantor and the Collateral Agent, all insurance proceeds received as a result of the occurrence of an Event of Loss with respect to any Spare Parts Asset constituting Collateral at the time of such receipt shall be applied in accordance with Section 2.06(b) of the Loan Agreement.

Annex 6 - 5

(h)	Inspection.

(i)

The Appropriate Party and the Collateral Agent, or their respective authorized representatives, as designated by the Lenders may exercise inspection rights with respect Aircraft and Engine Assets constituting Collateral to the fullest extent permitted under Section 5.11 of the Loan Agreement.

(ii)	With respect to such rights of inspection, the Secured Parties shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.

(i)

Data Reports. After the occurrence and during the continuance of an Event of Default and as may be requested by the Collateral Agent or the Appropriate Party from time to time, the applicable Grantor shall furnish the Collateral Agent and the Appropriate Party with a Data Report.

5.	Release of Collateral. Each Grantor and the Collateral Agent agree that:

(a)

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of any Spare Parts Assets constituting Collateral from the Lien granted hereby in accordance with Section 6.17(b)(iii) of the Loan Agreement, such Spare Parts Assets shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release.

6.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

7.	Terms.

(a)	The following capitalized terms used in this Annex shall have the following meanings:

(i)	“Additional Insureds” is defined in Appendix I to this Annex.

(ii)	“Aircraft” shall mean any contrivance invented, used, or designed to navigate, or fly in, the air.

(iii)

“Appliance” shall mean any instrument, equipment, apparatus, part, appurtenance, or accessory used, capable of being used, or intended to be used, in operating or controlling aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to aircraft during flight, and not a part of an aircraft, engine, or propeller (including “appliances” (as defined in Section 40102 of Title 49)).

(iv)

“Data Report” means information and data relating to the Spare Part Assets supplied by the Grantor to the Collateral Agent and the Appropriate Party and substantially in the form of Exhibit B to this Annex.

Annex 6 - 6

(v)

“Designated Spare Parts Locations” shall mean the locations designated from time to time by the Grantor at which the Spare Parts Assets may be maintained by or on behalf of the Grantor, which shall be the locations set forth on Schedule 2.1 to this Agreement.

(vi)	“Engine” shall mean an engine used, or intended to be used, to propel an Aircraft, including a part, appurtenance, and accessory of the Engine, except a propeller.

(vii)	“Event of Loss” means, with respect to any Spare Parts Asset, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever:

(A)

the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by the Grantor (other than the use of Expendables in Grantor’s operations);

(B)

the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

(C)	any theft, hijacking or disappearance of such property for a period of one hundred and eighty (180) consecutive days or more; or

(D)

any seizure, condemnation, confiscation, taking or requisition (including loss of title) of such property by any Governmental Authority or purported Governmental Authority (other than a requisition of use by the U.S. Government) for a period exceeding one hundred and eighty (180) consecutive days.

(viii)	“Expendables” shall mean Spare Parts, other than Rotables and Repairables.

(ix)	“FAA Filed Document” shall mean the Mortgage Location Supplement executed by a Grantor.

(x)	“Mortgage” shall mean this Pledge and Security Agreement.

(xi)

“Mortgage Location Supplement” means an FAA Spare Parts Location Mortgage, substantially in the form of Exhibit A to this Annex, with appropriate modifications to reflect the purpose for which it is being used.

(xii)

“Repairable” shall mean any Spare Part that wears over time and can be commonly restored to a serviceable condition until the expected point of being beyond economic repair, excluding any such Spare Parts that qualifies as, and is designated by any Grantor to be, a Rotable.

(xiii)

“Rotable” means any Spare Part that wears over time and can be repeatedly restored to a serviceable condition over a period approximating the life of the flight equipment to which it relates, excluding any such Spare Parts that qualifies as, and is designated by any Grantor to be, a Repairable.

Annex 6 - 7

(xiv)

“Spare Parts” shall mean all accessories, appurtenances, or parts of (A) an aircraft (except an engine or propeller), (B) an engine (except a propeller), (C) a propeller, or (D) an Appliance, that are to be installed at a later time in an aircraft, engine, propeller or Appliance (including “spare parts” (as defined in Section 40102 of Title 49)) including, in all cases, any replacements, substitutions or renewals therefor, and accessions thereto.

(xv)	“Spare Parts Assets” shall mean:

(A)

All Spare Parts of the Grantor (including Expendables, Repairables and Rotables (and all substitutions or replacements of any of the foregoing), including all such Spare Parts from time to time located at a Designated Spare Parts Location described on Schedule 2.1;

(B)

Any continuing rights of any Grantor in respect of any warranty, indemnity or agreement, express or implied, as to title, materials, workmanship, design or patent infringement with respect to such Spare Parts (reserving in each case to the Grantor, however, all of the Grantor’s other rights and interest in and to such warranty, indemnity or agreement) together in each case under this clause with all rights, powers, privileges, options and other benefits of such Grantor thereunder (subject to such reservations) with respect to such Spare Parts, including, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which such Grantor is or may be entitled to do thereunder (subject to such reservations);

(C)	All Appliances with respect to the foregoing;

(D)	All General Intangibles which are owned by such Grantor (including the General Intangibles described on Schedule 2.1) relating to Spare Parts Assets described in the foregoing; and

(E)	All Insurance with respect to the foregoing.

(xvi)

“Spare Parts Documents” means all repair, maintenance and inventory records, logs, manuals and all other documents and materials similar thereto (including any such records, logs, manuals, documents and materials that are computer print-outs) at any time maintained, created or used by the applicable Grantor, and all records, logs, documents and other materials required at any time to be maintained by the applicable Grantor pursuant to the FAA or under Title 49, in each case with respect to any of the Spare Parts Assets.

(xvii)

“Tracking System” shall mean Grantor’s centralized computer system for monitoring and tracking the location, condition and status of its Spare Parts Assets, and any and all improvements, upgrades or replacement systems.

Annex 6 - 8

Appendix I to Annex 6

APPENDIX I

INSURANCE

A. Liability Insurance.

Each Grantor (as applicable) will carry or cause to be carried at all times, at no expense to the Collateral Agent or any Secured Party, third party liability insurance with respect to the Spare Parts Assets, which is (i) of an amount and scope as may be customarily maintained by such Grantor for equipment similar to the Spare Parts Assets and (ii) maintained in effect with insurers of nationally or internationally recognized responsibility (such insurers being referred to herein as “Approved Insurers”).

B. Property Insurance.

Each Grantor (as applicable) will carry or cause to be carried at all times, at no expense to any additional insured/loss payee, with Approved Insurers insurance covering physical damage to the Spare Parts Assets providing for the reimbursement of the actual expenditure incurred in repairing or replacing any damaged or destroyed Spare Parts Asset or, if not repaired or replaced, for the payment of the amount it would cost to repair or replace such Spare Parts Asset, on the date of loss, with proper deduction for obsolescence and physical depreciation.

Any policies of insurance carried in accordance with this Section B covering the Spare Parts Assets and any policies taken out in substitution or replacement for any such policies shall provide that insurance proceeds under such policies shall be payable directly to the Collateral Agent for prompt deposit into a Collateral Proceeds Account in a manner consistent with Section 2.06(b)(ii) of the Loan Agreement as it applies to a Recovery Event.

All losses will be adjusted by the applicable Grantor with the insurers; provided, however, that during a period when an Event of Default shall have occurred and be continuing, no Grantor shall agree to any such adjustment without the written consent of the Collateral Agent (acting at the direction of the Required Lenders).

C. Reports and Certificates; Other Information.

On or prior to the Closing Date, and on or prior to each renewal date of the insurance policies required hereunder, each applicable Grantor will furnish or cause to be furnished to the Collateral Agent insurance certificates describing in reasonable detail the commercial insurance maintained by the applicable Grantors hereunder, together with endorsements satisfactory to the Collateral Agent and the Appropriate Party designating the Secured Parties as loss payees and additional insureds with respect to the Spare Parts Assets constituting Collateral and with a report, signed by the applicable Grantors’ regularly retained independent insurance broker (the “Insurance Broker”), stating the opinion of such Insurance Broker that (a) all premiums in connection with the commercial insurance then due have been paid and (b) such insurance complies with the terms of this Appendix I. To the extent such agreement is reasonably obtainable, the applicable Grantors will also cause the Insurance Broker to agree to advise the Secured Parties in writing of any default in the payment of any premium and of any other act or omission on the part of the applicable Grantors of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any commercial insurance on such Spare Parts Assets or cause the cancellation or termination of such

Appendix I to Annex 6 -1

insurance, and to advise the Secured Parties in writing at least thirty (30) days (ten (10) days in the case of nonpayment of premium, or such shorter period as may be available in the international insurance market, as the case may be) prior to the cancellation or material adverse change of any commercial insurance maintained pursuant to this Appendix I.

D. Right to Pay Premiums.

The additional insureds/loss payees shall have the rights but not the obligations of an additional named insured. None of the Collateral Agent or the other additional insureds/loss payees shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, the Collateral Agent may, at the direction of the Required Lenders, to pay any such premium in respect of the Spare Parts Assets that is due in respect of the coverage pursuant to this Agreement and to maintain such coverage, as the Secured Parties may require, until the scheduled expiry date of such insurance and, in such event, the applicable Grantor shall, upon demand, reimburse the Collateral Agent for amounts so paid by it, together with interest therein at the Default Rate from the date of payment.

E. Salvage Rights; Other.

All salvage rights to Spare Parts Assets shall remain with the applicable Grantor’s insurers at all times, and any insurance policies of the Collateral Agent insuring Spare Parts Assets shall provide for a release to the applicable Grantor of any and all salvage rights in and to any Spare Parts Assets.

Appendix I to Annex 6 -2

Exhibit A to Annex 6

[FORM OF MORTGAGE LOCATION SUPPLEMENT]

THIS FAA SPARE PARTS LOCATION MORTGAGE, dated [●] (herein, this “FAA Spare Parts Location Mortgage”) made by [NAME(S) OF GRANTOR(S)], [a] [●] (together with its permitted successors and assigns, the “Grantor”), in favor of THE BANK OF NEW YORK MELLON, as the Collateral Agent (together with its successors and assigns, the “Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Pledge and Security Agreement, dated as of [●], 2020 (as amended, supplement, restated or otherwise modified from time to time, the “PSA”; capitalized terms used herein but not defined shall have the meaning ascribed to them in the PSA), between the Grantors (as defined in the PSA) party thereto from time to time and the Collateral Agent, provides for the execution and delivery of supplements thereto substantially in the form hereof;

WHEREAS, the Grantor has previously designated the locations at which the Spare Parts Assets may be maintained by or on behalf of the Grantor in the PSA [and in Mortgage Location Supplement No. [●]];

WHEREAS11, the Mortgage [and the Mortgage Location Supplements] has [have] been duly recorded with the FAA, pursuant to Title 49 on the following date as a document or conveyance bearing the following number:

Mortgage	DATE OF RECORDING	DOCUMENT OR CONVEYANCE NO.

WHEREAS, the Grantor hereby confirms that it is a certificated U.S. air carrier under Sections 41102 and 44705 of Title 49 of the United States Code, and the Spare Parts described in this FAA Spare Parts Location Mortgage are maintained by it or on its behalf at the applicable Designated Spare Parts Locations described herein;

WHEREAS, the Grantor, as provided in the PSA, is hereby executing and delivering to the Collateral Agent this FAA Spare Parts Location Mortgage for the purposes of adding locations at which the Spare Parts Assets may be maintained by or on behalf of the Grantor; and

WHEREAS, all things necessary to make this FAA Spare Parts Location Mortgage the valid, binding and legal obligation of the Grantor, including all proper corporate action on the part of the Grantor, have been done and performed and have happened;

NOW, THEREFORE, in order to secure the prompt payment and performance of the Secured Obligations from time to time outstanding and to secure the performance and observance by the Grantor and each of the other Credit Parties of all the agreements and provisions contained in the Loan Documents

[11]	Note to Form: Do not use this recital when filing for the first time.

Exhibit A to Annex 6 - 1

(as such term is defined in the PSA for the benefit of the Secured Parties, the Grantor has mortgaged, assigned, pledged, hypothecated, transferred, conveyed and granted, and does hereby mortgage, assign, pledge, hypothecate, transfer, convey and grant, unto the Collateral Agent, for the benefit and security of the Secured Parties, a continuing first priority security interest in, and mortgage lien on, the property comprising all its right, title and interest in and to the Spare Parts Assets at the Designated Spare Parts Location(s) described on Schedule 1 hereto and the Designated Spare Parts Locations listed on Schedule 1 hereto shall be deemed to amend and supplement Schedule 2.1 to the PSA;

To have and to hold all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the benefit and security of the Secured Parties and for the uses and purposes and subject to the terms and provisions set forth in the PSA.

This FAA Spare Parts Location Mortgage shall be construed in every way in accordance to the terms of the PSA and as a part thereof, and the PSA is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

This FAA Spare Parts Location Mortgage will be governed by and construed in accordance with the law of the State of New York.

[remainder of page intentionally left blank]

Exhibit A to Annex 6 - 2

IN WITNESS WHEREOF, the Grantor has caused this Mortgage Location Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

[_____], as Grantor

By: ___________________________________
Name:
Title:

Exhibit A to Annex 6 - 3

Schedule 1

DESIGNATED SPARE PARTS LOCATIONS

[●]

Exhibit A to Annex 6 - 4

Exhibit B to Annex 6

[Address to Appropriate Party]

____________________, 20__

Data Report For Spare Parts Assets

Ladies and Gentlemen:

We refer to the Pledge and Security Agreement, dated as of [●], 2020 (as amended, supplement, restated or otherwise modified from time to time, the “Security Agreement”), between each Grantor, whether as an original signatory thereto or as an Additional Grantor, and The Bank of New York Mellon, as collateral agent for the Secured Parties (in such capacity as collateral agent, together with its successors and assigns, the “Collateral Agent”). Terms defined in the Security Agreement and used herein have such respective defined meanings. The Grantor hereby certifies that:

Attached hereto as Exhibit 112 is a report that correctly sets forth the following information as of the date hereof with respect to each Pledged Spare Part:

1.	Manufacturer’s part number;

2.	part description;

3.	related aircraft model(s) in summary form;

4.	classification as Rotable or Expendable or Repairable;

5.	quantity on hand;

6.	Designated Spare Parts Location;

7.	each Spare Parts Asset out for repair; and

8.	each Spare Parts Asset in transit.

Very truly yours,

[GRANTOR]

By: ___________________________________
Name:
Title: Date:

[12]	Note to Form: Report to be attached as Exhibit 1 with a cover page.

Exhibit B to Annex 6 - 1

Annex 7 (Pledged Equipment and Pledged Tooling Inventory)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Pledged Equipment and Pledged Tooling Inventory.

1.	Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement”:

(a)

Notwithstanding anything to the contrary herein or in the Loan Agreement, in no event shall any Grantor be required to make any Intellectual Property filing in a jurisdiction other than the United States (or any state thereof) to perfect the Secured Parties’ security interest in the Flight Simulator Intellectual Property.

2.

Required Filings. Each of the following financing statement, filing, recording or other document shall be included in the definition of Required Filing and shall constitute an additional “Required Filing”:

(a)

A copy (or short-form memorialization) of all exclusive licenses (i) granted to any Grantor under any registered or applied-for United States Copyrights and (ii) included in the Collateral, for filing with the United States Copyright Office in favor of Grantor;

(b)

With respect to each Grantor’s United States registered and applied-for Copyrights and any exclusive IP License granted to any Grantor under any registered or applied-for United States Copyrights, in each case, included in the Collateral, a Copyright security agreement substantially in the form attached hereto as Exhibit 1, for filing with the United States Copyright Office;

(c)

With respect to such Grantor’s issued and applied-for United States Patents included in the Collateral, a Patent Security Agreement substantially in the form attached hereto as Exhibit 2, for filing with the United States Patent and Trademark Office; and

(d)

With respect to such Grantor’s registered and applied-for United States Trademarks included in the Collateral, a Trademark Security Agreement in the form attached hereto as Exhibit 3, for filing with the United States Patent and Trademark Office.

3.

Representations and Warranties. Each Grantor (as applicable) represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)	Schedule 2.1 sets forth all Pledged Equipment and Pledged Tooling Inventory that constitutes Collateral.

(b)

Such Grantor’s Pledged Ground Support Equipment, Pledged Flight Simulators and Pledged Tooling Inventory and books and records concerning such Pledged Equipment and Pledged Tooling Inventory are kept at the locations listed on Schedule 2.1, except such Pledged Ground Support Equipment and Pledged Tooling Inventory may from time to time be temporarily relocated to other locations in order to perform ground support for aircraft operations or maintenance, repair and overhaul of aircraft and engines, respectively, provided that such Pledged Ground Support Equipment and Pledged Tooling Inventory must promptly be restored to one of the locations listed on Schedule 2.1 following such temporary relocation.

Annex 7 - 1

(c)

Upon satisfaction and completion of all conditions and steps that constitute Perfection Requirement in this Agreement and this Annex, the Collateral Agent will obtain a legal, valid and perfected first-priority security interest upon and in all such Pledged Equipment (including all such Flight Simulator Assets) and Pledged Tooling Inventory subject to no Lien (other than the Liens created hereunder and other Permitted Liens).

(d)

Except for possessory interests of landlords and warehousemen and any Pledged Equipment and Pledged Tooling Inventory in the possession of third parties for repair in the ordinary course of business, such Grantor has exclusive possession and control of the Pledged Equipment and Pledged Tooling Inventory of such Grantor. In the case of Pledged Equipment and Pledged Tooling Inventory located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Pledged Equipment and Pledged Tooling Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any Pledged Equipment and Pledged Tooling Inventory, (ii) issued any document for any of such Grantor’s Pledged Equipment and Pledged Tooling Inventory and (iii) received notification of any secured party’s interest (other than the security interest granted hereunder, any security interest released on or prior to the Closing Date and other than any Permitted Lien) in such Grantor’s Pledged Equipment and Pledged Tooling Inventory.

(e)

The Flight Simulator Intellectual Property and the Flight Simulator IP Licenses included in the Collateral are fully transferable and alienable by such Grantor without restriction and without payment of any kind to any Person (other than, with respect to the Flight Simulator Intellectual Property, the fees and costs necessary to record such transfers with an IP Filing Office, as applicable and other than off-the-shelf inbound third-party computer software IP Licenses).

(f)

Schedule 2.1 hereto sets forth a true and accurate list of (i) all United States and foreign registrations of, issuances of and applications for Patents, Trademarks (including Internet domain names) and Copyrights, in each case owned by a Grantor and included in the Collateral, (ii) all exclusive IP Licenses included in the Collateral granted to any Grantor under any Copyrights registered with or applied for at the United States Copyright Office, (iii) all United States and foreign Trademarks that are material to any Pledged Flight Simulator that are not registered or applied for in any IP Filing Office and (iv) all proprietary software that is material to the Pledged Flight Simulators whether registered or unregistered. Each item of Intellectual Property listed on Schedule 2.1 is valid and enforceable.

(g)	It is the record owner of all of its Intellectual Property listed on Schedule 2.1, and there are no gaps or inaccuracies in the chain of title of such Intellectual Property.

(h)

It has sole and exclusive rights to sue third parties for the infringement, misappropriation or other violation of its Flight Simulator Intellectual Property and to collect royalties, revenues, income, damages or other payments arising therefrom.

(i)

Schedule 2.1 is a true and complete list of all Flight Simulator IP Licenses included in the Collateral that (i) involve payments in excess of $250,000 per year, (ii) contain a grant of exclusivity or (iii) are otherwise material.

Annex 7 - 2

(j)

To such Grantor’s knowledge, no Person is materially infringing, diluting, misappropriating or otherwise violating any Grantors’ Flight Simulator Intellectual Property, and such Grantor has not made any such claim that has not been resolved.

(k)

No holding, decision, judgment, order, or other final determination has been rendered by any Governmental Authority that would materially limit, cancel or question the validity or enforceability of, or such Grantor’s right, title or interest in, any material Flight Simulator Intellectual Property.

(l)

The Collateral to which the Collateral Agent has been granted a security interest hereunder together with the rights the Collateral Agent has been granted under the Loan Documents (including Section 7 of this Annex) constitute all the assets, properties and rights (other than off-the-shelf third-party computer software that is generally available) reasonably necessary for the operation of the Pledged Flight Simulators as currently conducted in all material respects.

4.	Covenants. Each Grantor (as applicable) covenants and agrees that:

(a)

It shall not execute or authorize or permit to be filed in any public office any filing (other than with respect to Liens hereunder or other Permitted Liens) relating to any Pledged Equipment and Pledged Tooling Inventory or the location thereof.

(b)	Designated Locations.

(i)

Prior to any utilization or Disposition thereof that is permitted hereunder or under the Loan Agreement, the Pledged Ground Support Equipment, Pledged Flight Simulators and Pledged Tooling Inventory shall be maintained by or on behalf of the applicable Grantor at one or more of the locations specified in Schedule 2.1, except such Pledged Ground Support Equipment and Pledged Tooling Inventory may from time to time be temporarily relocated to other locations in order to perform ground support for aircraft operations or maintenance, repair and overhaul of aircraft and engines, respectively, provided that such Pledged Ground Support Equipment and Pledged Tooling Inventory must promptly be restored to one of the locations listed on Schedule 2.1 following such temporary relocation, and the nature of each Grantor’s interest in and to each such location (e.g., owner, leasehold, tenant) is and shall remain as described to the Collateral Agent pursuant to this Agreement.

(ii)

Each Grantor will promptly notify (in any event, within fifteen (15) days thereof) the Collateral Agent if any of the representations, warranties or agreements contained in the preceding sentence become inaccurate in any respect with respect to any of the Pledged Equipment and Pledged Tooling Inventory or the interest of the applicable Grantor therein.

(c)	Maintenance. At its own cost and expense, it:

(i)

shall maintain, or cause to be maintained, at all times the Pledged Equipment and Pledged Tooling Inventory constituting Equipment in accordance with all Applicable Laws, including making any modifications, alterations, replacements and additions necessary therefor, and shall utilize, or cause to be utilized, the same manner and standard of maintenance with respect to each model of Pledged Equipment and Pledged Tooling Inventory constituting Equipment included in the Collateral as is utilized for such model of Pledged Equipment and Pledged Tooling Inventory constituting Equipment owned by such Grantor and not included in the Collateral;

Annex 7 - 3

(ii)

shall maintain, or cause to be maintained on a timely basis, the Pledged Equipment and Pledged Tooling Inventory constituting Equipment in good operating condition and repair, and all necessary replacements and repairs shall be made so that the value and operating efficiency of such Pledged Equipment and Pledged Tooling Inventory constituting Equipment is preserved at all times, reasonable wear and tear excepted and shall ensure that such Pledged Equipment and Pledged Tooling Inventory constituting Equipment is mechanically and structurally sound, and capable of performing the functions for which it was designed, in accordance with manufacturer specifications; and

(iii)

shall not permit any Pledged Equipment or Pledged Tooling Inventory to become affixed to real property unless any landlord or mortgagee (other than the Collateral Agent) delivers a collateral access agreement reasonably satisfactory to the Collateral Agent with respect to such real property and Grantor makes any Required Filing (including any fixture filing, as applicable) in favor of the Collateral Agent for the benefit of the Secured Parties.

(d)

Possession. No Grantor may (A) Dispose of or relinquish possession of any Pledged Equipment and Pledged Tooling Inventory to anyone except that the applicable Grantors shall have the right (w) to Dispose to the extent permitted under Section 6.04 of the Loan Agreement and in the ordinary course of business, (x) to transfer possession of any Pledged Equipment and Pledged Tooling Inventory in the ordinary course of business to the manufacturer thereof or any other organization for testing, overhaul, repairs, maintenance, alterations or modifications (to the extent required or permitted by the terms hereof) or to any Person for the purpose of transport to any of the foregoing; provided that such Grantor covenants to promptly pay when due any payment obligation resulting in a mechanic’s or other Lien related to such testing service, repair, maintenance, overhaul, alternation, modification, or transport, (y) to subject any Pledged Equipment and Pledged Tooling Inventory to a maintenance servicing agreement arrangement entered into and operated in the ordinary course of business or (z) to transfer in the ordinary course of business any Pledged Equipment and Pledged Tooling Inventory between any of the locations specified in Schedule 2.1; provided, however, that if the applicable Grantor’s title to any such Pledged Equipment and Pledged Tooling Inventory shall be divested under any situation described in clauses (x) through (z) above, such divestiture shall be deemed to be a Disposition with respect to such Pledged Equipment and Pledged Tooling Inventory subject to the provisions of Section 2.06(b) of the Loan Agreement or (B) commingle at any location its Pledged Equipment and Pledged Tooling Inventory that constitute Collateral with (i) other Pledged Equipment and Pledged Tooling Inventory of the applicable Grantor not constituting Collateral or (ii) the Pledged Equipment and Pledged Tooling Inventory of another Affiliate if such other Affiliate has pledged Pledged Equipment and Pledged Tooling Inventory which are not Collateral to secure any other Indebtedness or obligations, unless the ownership of each such commingled Pledged Equipment and Pledged Tooling Inventory can be definitely determined at all times by reference to the applicable Grantor’s or Affiliate’s Pledged Equipment and Pledged Tooling Inventory tracking number and system, as applicable; provided that Pledged Equipment and Pledged Tooling Inventory that are segregated on a separate aisle, shelf or in a separate storage bin or other storage unit or area shall not be considered as having been

Annex 7 - 4

commingled even though such Pledged Equipment and Pledged Tooling Inventory are present at the same location so long as the applicable Grantor install signs in or on each such aisle, shelf, bin or other storage unit or area containing Collateral bearing the inscription: “Property of [GRANTOR], Mortgaged to THE BANK OF NEW YORK MELLON as Collateral Agent for the benefit of the Secured Parties” (such sign to be replaced if there is a successor Collateral Agent).

(e)	Documents of Title.

(i)

No Pledged Equipment or Pledged Tooling Inventory shall be covered by a negotiable document of title, unless such document has been delivered to the Collateral Agent with all necessary endorsements, free and clear of all Liens.

(ii)

With respect to any Pledged Equipment or Pledged Tooling Inventory in the possession of a bailee that has issued a nonnegotiable document of title covering such Pledged Equipment or Pledged Tooling Inventory, (x) no Grantor shall allow any such nonnegotiable document of title to be issued in the name of any Person other than the Collateral Agent for the benefit of the Secured Parties and (y) no Grantor shall allow the bailee to receive notification of any secured party’s interest in such Pledged Equipment or Pledged Tooling Inventory other than the interest in such Pledged Equipment or Pledged Tooling Inventory in favor of the Collateral Agent for the benefit of the Secured Parties granted pursuant to the Security Documents.

(f)	Intellectual Property.

(i)

To the extent not already registered or issued or the subject of a pending application (for the avoidance of doubt, including to the extent not already registered or the subject of a pending application in a material class of goods and services), each Grantor will take commercially reasonable efforts to promptly register all material Trademarks included in the Collateral with the applicable IP Filing Office. It shall promptly (1) file (A) a “Statement of Use” with the United States Patent and Trademark Office pursuant to Section 1(d) of the Lanham Act or (B) an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act, in each case of (A) and (B) against all Trademarks to the extent such Flight Simulator Trademarks have been used in commerce by Grantor or any of its Affiliates and (2) take all other actions necessary to facilitate the acceptance of such “Statement of Use” or “Amendment to Allege Use” by the United States Patent and Trademark Office.

(ii)

It shall (1) promptly notify in the manner set forth in Section 10.1 of this Agreement the Appropriate Party and the Collateral Agent, providing such details as the Appropriate Party or the Collateral Agent may require, of the institution of any material proceeding before a Governmental Authority regarding the validity or enforceability of, or such Grantor’s right to register, own or use, any Flight Simulator Intellectual Property, and of any adverse determination on the merits in any such proceeding (in each case, other than “office actions” by IP Filing Office examiners in the ordinary course of prosecution of applications), (2) take all reasonable steps to defend its rights in the Flight Simulator Intellectual Property (other than any Flight Simulator Intellectual Property that is, and immediately prior to the institution of such proceeding was, no longer used and no longer useful in

Annex 7 - 5

the business of any Grantor or its Subsidiaries) in such proceedings and other interference, reexamination, opposition, cancellation, infringement, dilution, misappropriation and other proceedings and (3) take all reasonable steps to protect the security, integrity and confidentiality of all Trade Secrets and any other confidential or proprietary information or data included in the Collateral.

(iii)

It shall defend all material challenges to the validity and enforceability of, and its title to and ownership of, any Flight Simulator Intellectual Property (other than any Flight Simulator Intellectual Property that is, and immediately prior to the initiation of such challenge was, no longer used and no longer useful in the business of any Grantor or its Subsidiaries) and in the event that any Flight Simulator Intellectual Property is materially infringed, misappropriated, diluted or otherwise violated by a third party, promptly take all reasonable actions, as permitted by Applicable Law, to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Intellectual Property, including any initiation of a suit for injunctive relief, and to recover damages; for the avoidance of doubt, the Collateral Agent hereby permits Grantors to take the actions set forth in this Section 4(f)(iii) of this Annex prior to an Event of Default.

(iv)

Within sixty (60) days of the Closing Date, a copy of all software code (in both object code and source code form) included in the Flight Simulator Intellectual Property, and all associated documentation, in each case (1) owned by any Grantor or any of its Affiliates or (2) in any Grantor’s or any of its Affiliates’ possession or control, shall be stored in physically separated and segregated media from any of Grantors’ other software code not included in the Flight Simulator Intellectual Property, and each of the applicable Grantors shall provide the Collateral Agent with a signed certification certifying that the requirements of this Section 4(f)(iv) have been satisfied. For the avoidance of doubt, additional copies of such software code and associated documentation can concurrently remain stored in their current locations.

(v)

For the avoidance of doubt, Section 6.1(c) of this Agreement shall apply to any and all “intent-to-use” Flight Simulator Trademark applications included in the Excluded Assets with respect to which any Grantor files with the United States Patent and Trademark Office a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act.

(vi)

It will not enter into any agreement with respect to the Flight Simulator Intellectual Property or outbound Flight Simulator IP Licenses included in the Collateral, after the Closing Date, that prohibits the assignment of, grant of a security interest in, or license of any such Collateral (other than to Treasury or the Collateral Agent).

(vii)

It will not take any action or omit to take any action (other than such Grantor’s actions or omissions of action that are in the ordinary course of business and consistent with past practice) that could reasonably be expected to have a material negative effect on the Flight Simulator Intellectual Property or the Flight Simulator IP Licenses included in the Collateral (other than any Flight Simulator Intellectual Property that is no longer used and no longer useful), including diminishing, diluting, tarnishing, invalidating or rendering unenforceable Flight Simulator Trademarks, or otherwise materially impairing or harming the value or reputation thereof or the goodwill associated therewith.

Annex 7 - 6

5.	Release of Collateral. Each Grantor and the Collateral Agent agree that:

(a)

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of Pledged Equipment (including on Flight Simulator Assets) and Pledged Tooling Inventory constituting Collateral from the Lien granted hereby in accordance with Section 6.17(b)(iii) of the Loan Agreement, such Pledged Equipment and Pledged Tooling Inventory shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release.

6.

Defaults and Remedies. Without limiting the generality of Section 8.1 of this Agreement and in addition to any rights and remedies that the Collateral Agent may have under the Loan Documents and the Applicable Law:

(a)

If any Event of Default shall have occurred and be continuing, the Collateral Agent (acting at the direction of the Required Lenders) may, and each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest and terminable only upon the payment in full of the Secured Obligations as such Grantor’s proxy and attorney-in-fact) with full authority in the place and stead of such Grantor and in the name of such Grantor, to:

(i)

bring suit or otherwise commence any action or proceeding in the name of any Grantor, as directed by the Required Lenders to the Collateral Agent, to enforce any Flight Simulator Intellectual Property, in which event such Grantor shall, at the request of the Appropriate Party or the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Appropriate Party or the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Appropriate Party and the Collateral Agent in connection with the exercise of its rights under this Section 6 or Section 8 of this Agreement, and, to the extent that the Appropriate Party or the Collateral Agent shall elect not to bring suit to enforce any Flight Simulator Intellectual Property as provided in this Section 6 or Section 8 of this Agreement, each Grantor agrees to use all commercially reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Flight Simulator Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement, misappropriation, dilution or violation;

(ii)

notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Flight Simulator Intellectual Property or the Flight Simulator IP Licenses included in the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

Annex 7 - 7

(iii)

institute, defend or settle legal proceedings to collect on or enforce the applicable Grantor’s rights and remedies against third parties, including account debtors, licensors, licensees, sublicensors, sublicensees and other parties to Flight Simulator IP Licenses, under or on account of any Flight Simulator Intellectual Property or Flight Simulator IP License included in the Collateral, without becoming a party to or incurring any liability under any Flight Simulator IP License.

(b)

In connection with the Collateral Agent’s exercise of its rights and remedies under this Section 6 of this Annex or Section 8 of this Agreement, each Grantor will, at the Collateral Agent’s or the Appropriate Party’s request and to the extent within such Grantor’s power and authority and subject to Grantor’s existing third-party contractual restrictions, give the Collateral Agent or the Appropriate Party access to:

(i)

all software, technology, networks, systems, databases, information technology environments and other tangible assets used for the management of the Collateral or any Intellectual Property licensed under Section 8(e) of this Agreement, and access to and possession of all media and files in which any of such Collateral or Intellectual Property may be recorded or stored;

(ii)	such Grantor’s know-how and expertise regarding the Collateral; and

(iii)	such Grantor’s personnel responsible for either of the foregoing matters.

(c)	The Collateral Agent shall take commercially reasonable measures to protect the confidentiality of any Trade Secrets and other confidential information accessed pursuant to Section 6(b) of this Annex.

7.	Provision of Services.

(i)

Until the time of an Event of Default and following an Event of Default, each Grantor shall, and shall cause its Affiliates to, provide to the Collateral Agent, at such Grantor’s cost and expense, any (1) services and (2) access to any technology, networks, systems, databases or other tangible assets, in the case of (1) or (2), that are required for, the operation of any Pledged Flight Simulator as such Pledged Flight Simulator was operated prior to the occurrence of such Event of Default, solely to enable the Collateral Agent to exercise its rights and remedies under Section 8 of this Agreement and Section 6 of this Annex after the occurrence, and solely during the continuance, of an Event of Default; provided that (x) with respect to any such services or assets which, at the time of the Collateral Agent’s exercise of the right described in this paragraph, were provided to such Grantor by any third party and with respect to which the consent of such third party is necessary for such third party or such Grantor to provide such services or access to the Collateral Agent, such Grantor shall use its commercially reasonable efforts to obtain the consent of such third party to provide such services to the Collateral Agent and (y) this Section 7(i) of this Annex is exercisable solely upon and during the continuance of an Event of Default.

Annex 7 - 8

(ii)

Each Grantor shall work together, and cause its Affiliates, as applicable, to work together in good faith with any assignee of any Collateral and any applicable third-party service providers to provide the services and access set forth in clause (i) and Section 6(b) above to such assignee on commercially reasonable terms until such assignee is able to secure an adequate replacement or substitute for such services or access from a third party and such Grantor shall continue to provide such services and access to such assignee, on an actual cost basis, for the duration of a reasonable negotiation period.

8.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

(a)	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

(b)	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

9.	Terms. The following capitalized terms used in this Annex shall have the following meanings:

(a)

“Copyrights” shall mean all United States and foreign (i) copyrights, whether registered or unregistered, whether in published or unpublished works of authorship, (i) copyright registrations or applications in any IP Filing Office, (iii) copyright renewals or extensions and (iv) rights corresponding, derived from or analogous to any of the foregoing.

(b)

“Flight Simulator Assets” shall mean each Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired, developed, created or arising:

(i)	the Pledged Flight Simulators;

(ii)	all

1.	Intellectual Property;

2.	General Intangibles (other than Intellectual Property);

3.	IT Systems; and

4.	Equipment;

in each case, (A) owned by a Grantor or any of its Affiliates (1) exclusively used or held for use in connection with any Pledged Flight Stimulator or (2) primarily used in, and required to operate, any Pledged Flight Simulator (which, for the avoidance of doubt, shall not include any aircraft, airframe, engines or Spare Parts unless otherwise specified on Schedule 2.1 or in any Pledge Supplement) or (B) as set forth on Schedule 2.1;

(iii)

all IP Licenses (x) set forth on Schedule 2.1, (y) exclusively used or held for use in connection with any Pledged Flight Simulator or (z) granted by a Grantor to a third party under any Flight Simulator Intellectual Property (other than non-exclusive trademark licenses, non-disclosure agreements and similar agreements entered into in the ordinary course of business, in each case that do not provide for the payment of royalties for the use of such Flight Simulator Intellectual Property).

Annex 7 - 9

(iv)	all IP-Related Rights

(v)

any other assets or property (A) exclusively used or held for use in connection with any Pledged Flight Simulator or (B) primarily used in, and required to operate, any Pledged Flight Simulator (which for the avoidance of doubt, shall not include any Intellectual Property, IT Systems, aircraft, airframe, engines or Spare Parts unless otherwise specified in this Section 9(b), Schedule 2.1 or in any Pledge Supplement); and

(vi)

all books, records, information and data with respect to any of the foregoing, and all tangible embodiments and fixations thereof (including all databases, files and media in which any of the foregoing is recorded or stored).

(c)	“Flight Simulator Intellectual Property” shall mean the Intellectual Property included in the Flight Simulator Assets.

(d)	“Flight Simulator Trademarks” shall mean the Trademarks included in the Flight Simulator Assets.

(e)

“Intellectual Property” shall mean all intellectual property rights or other similar proprietary rights, whether registered or unregistered, arising out of the laws of any jurisdiction throughout the world, including such rights in and to: (i) Copyrights, (ii) Patents, (iii) Trademarks, (iv) Trade Secrets, (v) software, firmware and computer programs and applications, whether in source code, object code, human-readable or other form, including data files, algorithms, analytical models, computerized databases, plugins, subroutines, tools, application programming interfaces and libraries, and development documentation, programming tools, drawings, specifications and data, (vi) designs and databases, (vii) IP addresses and (viii) all tangible embodiments and fixations thereof and documentation related thereto.

(f)	“IP Filing Office” means, as applicable, the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any jurisdiction.

(g)

“IP Licenses” shall mean any and all agreements, whether or not styled as a “license,” that (i) grant a Person an exclusive or non-exclusive license or other right to use or exercise any Intellectual Property, (ii) that obligate a Person to refrain from using or enforcing any Intellectual Property, including settlements, co-existence agreements, consents-to-use, non-assertion agreements and covenants not to sue and (iii) any option or right of first refusal or first offer on any of the foregoing in clauses (i) or (ii).

(h)

“IP-Related Rights” shall mean, (A) with respect to any Flight Simulator Intellectual Property or IP Licenses included in the Collateral, any Proceeds thereof, and (B) with respect to any Flight Simulator Intellectual Property or IP Licenses included in the Collateral, (1) all rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom and (2) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, misappropriation, dilution, violation, unfair competition, injury to goodwill or other impairment (whether past, present or future) thereof, including expired items.

Annex 7 - 10

(i)

“IT Systems” shall mean the information technology assets, equipment, systems, networks, software, hardware, and the computers, websites, applications and databases used in connection with the Pledged Flight Simulators.

(j)

“Patents” shall mean all United States and foreign issued patents (whether utility, design, or plant) and certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including: (i) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof, (ii) all rights corresponding, derived from or analogous thereto throughout the world and (iii) all inventions and improvements described or claimed therein.

(k)	“Pledged Equipment” shall mean collectively, all Flight Simulator Assets and all Pledged Ground Support Equipment.

(l)	“Pledged Flight Simulators” shall mean all of the flight simulators set forth in Schedule 2.1 hereto.

(m)	“Pledged Ground Support Equipment” shall mean the ground support equipment set forth in Schedule 2.1 hereto.

(n)

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade dress, service marks, certification marks, collective marks, logos, social media identifiers, handles, other source or business identifiers, designs and general intangibles of a like nature, whether arising under a statute, common law, or the laws of any jurisdiction throughout the world, whether registered or unregistered, including: (i) all registrations, applications, extensions, renewals or other filings of any of the foregoing and (ii) all of the goodwill of the business connected with the use of or symbolized by the foregoing.

(o)

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information, data and know-how, whether arising under a statute, common law, or the Laws of any jurisdiction throughout the world, whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret.

Annex 7 - 11

EXHIBIT 1 to Annex 7 (Pledged Equipment and Pledged Tooling Inventory)

FORM OF IP SECURITY AGREEMENT—COPYRIGHTS

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and THE BANK OF NEW YORK MELLON (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [●], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and is required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Copyright Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Copyright Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Copyright Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Copyright Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

Annex 7 - 12

a.

any United States or foreign: (i) copyrights, whether registered or unregistered, whether in published or unpublished works of authorship; (ii) copyright registrations or applications in any IP Filing Office; (iii) copyright renewals or extensions; and (iv) rights corresponding, derived from or analogous to the foregoing, in each case included in the Collateral, including any copyright listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively “Copyrights”);

b.

any agreements, whether or not styled as a “license,” that grant to Grantor an exclusive license to use or exercise rights in any registered or applied-for Copyright, included in the Collateral, including any agreement listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively, “Copyright Licenses”); and

c.

for any Copyright or Copyright License, any (i) Proceeds and rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, violation, unfair competition or other impairment (whether past, present or future) thereof, including expired items.

For the avoidance of doubt, this Copyright Security Agreement is not to be construed as an assignment of any Copyright Collateral.

4. Recordation

Grantor hereby authorizes the Register of Copyrights and any other government officials to record and register, and Grantor hereby agrees to file at the United States Copyright Office, this Copyright Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Copyright Security Agreement will terminate.

6. Governing law

This Copyright Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Copyright Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

Annex 7 - 13

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, [each][the] Grantor and the Collateral Agent have caused this Copyright Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
[NAME]
[TITLE]

Annex 7 - 14

SCHEDULE 1

TO COPYRIGHT SECURITY AGREEMENT

REGISTERED COPYRIGHTS

NO.	TITLE OF WORK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

COPYRIGHT APPLICATIONS

NO.	TITLE OF WORK	APPLICATION DATE	GRANTOR
1.

EXCLUSIVE COPYRIGHT IP LICENSES

NO.	TITLE OF WORK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

Annex 7 - 15

EXHIBIT 2 to Annex 7 (Pledged Equipment and Pledged Tooling Inventory)

FORM OF IP SECURITY AGREEMENT—PATENTS

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and [●] (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [●], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and is required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Patent Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Patent Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Patent Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Patent Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”):

Annex 7 - 16

a.

Any United States and foreign issued patents (whether utility, design, or plant) and certificates of invention, and similar industrial property rights, and applications for any of the foregoing, in each case included in the Collateral, including: (i) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (ii) all rights corresponding, derived from or analogous thereto throughout the world and (iii) all inventions and improvements described or claimed therein, including any patent listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time) (collectively, “Patents”); and

b.

for any Patent, any (i) Proceeds therefrom and all rights to royalties, revenue, income, payments, claims, damages, and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, violation, unfair competition or other impairment (whether past, present or future) thereof, including expired items.

For the avoidance of doubt, this Patent Security Agreement is not to be construed as an assignment of any Patent Collateral.

4. Recordation

Grantor hereby authorizes the Commissioner for Patents and any other government officials to record and register, and Grantor hereby agrees to file at the United States Patent and Trademark Office, this Patent Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Patent Security Agreement will terminate.

6. Governing law

This Patent Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Patent Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

[Remainder of page left intentionally blank]

Annex 7 - 17

IN WITNESS WHEREOF, [each][the] Grantor and the Collateral Agent have caused this Patent Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
[NAME]
[TITLE]

Annex 7 - 18

SCHEDULE 1

TO PATENT SECURITY AGREEMENT

ISSUED PATENTS

NO.	PATENT NUMBER	DATE ISSUED	TITLE	GRANTOR
1.

PATENT APPLICATIONS

NO.	APPLICATION NUMBER	FILING DATE	TITLE	GRANTOR
1.

Annex 7 - 19

EXHIBIT 3 to Annex 7 (Pledged Equipment and Pledged Tooling Inventory)

FORM OF IP SECURITY AGREEMENT—TRADEMARKS

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [●], made by and between [●] (“Grantor”) and [●] (the “Collateral Agent”).

WHEREAS, the Initial Lender has agreed to make Loans to the Grantor under that certain Loan and Guarantee Agreement, dated as of [●], by and among [●], as Borrower, the Guarantors party thereto, the Collateral Agent, the Administrative Agent named therein and the United States Department of the Treasury, as Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Collateral Agent entered into that certain Pledge and Security Agreement, dated as of as of [●], by and among Grantor, the grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and is required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and the Collateral Agent hereby agree as follows:

1. Defined Terms

All capitalized terms used in this Trademark Security Agreement and not otherwise defined herein will have the meanings assigned to them in the Security Agreement or Loan Agreement, as applicable.

2. Supplement to Security Agreement

This Trademark Security Agreement has been entered into in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this Trademark Security Agreement are supplemental to and not in replacement of the terms of the Security Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Security Agreement. If there is any conflict between this Trademark Security Agreement and the Security Agreement, the Security Agreement will govern.

3. Security Interest and Collateral

Grantor hereby grants the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”):

Annex 7 - 20

a.

all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade dress, service marks, certification marks, collective marks, logos, social media identifiers, handles, other source or business identifiers, designs and general intangibles of a like nature, whether arising under a statute, common law, or the laws of any jurisdiction throughout the world, whether registered or unregistered, in each case included in the Collateral, including: (i) all registrations, applications, extensions, renewals or other filings of any of the foregoing and (ii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, including any trademark listed in Schedule 1 attached hereto (as such schedule may be amended or supplemented from time to time), in each case and any successor or replacement trademarks thereto, (collectively, “Trademarks”); and

b.

for any Trademark, any (i) Proceeds therefrom and rights to royalties, revenues, income, payments, claims, damages and proceeds of suit and other payments arising therefrom; and (ii) all other accrued and unaccrued causes of action (whether in contract, tort or otherwise) or rights to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for, an infringement, misuse, dilution, violation, unfair competition, injury to goodwill or other impairment (whether past, present or future) thereof, including expired items.

Notwithstanding the foregoing, the Trademark Collateral shall not include any “intent-to-use” application for registration of a Trademark filed with the USPTO pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, but solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such “intent-to-use” application under applicable federal law. For the avoidance of doubt, this Trademark Security Agreement is not to be construed as an assignment of any Trademark Collateral.

For the avoidance of doubt, this Trademark Security Agreement is not to be construed as an assignment of any Trademark Collateral.

4. Recordation

Grantor hereby authorizes the Commissioner for Trademarks and any other government officials to record and register, and Grantor hereby agrees to file at the United States Patent and Trademark Office, this Trademark Security Agreement upon request by the Collateral Agent, and Grantor hereby agrees to furnish to the Collateral Agent evidence of such recordation and registration.

5. Termination

When all Secured Obligations have been completely and indefeasibly paid and performed in full and the Lender no longer has a commitment to make any Loan to the Borrower, this Trademark Security Agreement will terminate.

Annex 7 - 21

6. Governing law

This Trademark Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts; Electronic communications

This Trademark Security Agreement may be executed (including through electronic signatures) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Notices and other communications may be delivered electronically (including by e-mail) and will be effective upon receipt, except that any record required to be signed, executed or authenticated will only be effective when authenticated and delivered by electronic imaging means (e.g., .pdf or .tiff).

[Remainder of page left intentionally blank]

Annex 7 - 22

IN WITNESS WHEREOF, [EACH][THE] GRANTOR AND THE COLLATERAL AGENT HAVE CAUSED THIS TRADEMARK SECURITY AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED AS OF THE DATE FIRST WRITTEN ABOVE.

[GRANTOR], as Grantor

By:
[NAME]
[TITLE]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
[NAME]
[TITLE]

Annex 7 - 23

SCHEDULE 1

TO TRADEMARK SECURITY AGREEMENT

REGISTERED TRADEMARKS

NO.	MARK	REGISTRATION NUMBER	REGISTRATION DATE	GRANTOR
1.

TRADEMARK APPLICATIONS

NO.	MARK	APPLICATION NUMBER	FILING DATE	GRANTOR
1.

Annex 7 - 24

Annex 8 (Real Property)

Each Grantor and the Collateral Agent hereby agree that the terms of this Annex shall apply with respect to Collateral consisting of Eligible Real Property.

1.

Perfection Requirement. The following requirements shall be included in the definition of “Perfection Requirement” and shall constitute an additional “Perfection Requirement” with respect to Collateral consisting of Eligible Real Property:

(a)	[●].[13]

2.

Required Filings. Each of the following financing statement, filing, recording or other document shall be included in the definition of “Required Filing” and shall constitute an additional “Required Filing”:

(a)	[●].[14]

3.

Representations and Warranties. Each Grantor (as applicable) represents and warrants, on the Closing Date and on the date of each Borrowing (or, in the case of an Additional Grantor or Additional Collateral, on the date of such Grantor’s execution and delivery of a Pledge Supplement, or the date such Additional Collateral becomes subject to the security interest created hereby, as applicable):

(a)

Upon satisfaction and completion of all conditions and steps that constitute Perfection Requirement in this Agreement and this Annex, the Collateral Agent will obtain a legal, valid and perfected first-priority security interest upon and in such all Eligible Real Property subject to no Lien (other than the Liens created hereunder and other Permitted Liens).

4.	Covenants. Each Grantor (as applicable) covenants and agrees that:

(a)

Each Grantor that owns any such Eligible Real Property will enter into such mortgages, deeds of trust, deeds to secure debt or other similar instruments as the Appropriate Party may require, and shall deliver such other documentation and opinions, in form and substance satisfactory to the Appropriate Party, in connection therewith as the Appropriate Party shall request, including title insurance policies, financing statements, fixture filings, flood insurance policies and environmental audits, and such Grantor shall pay all recording costs, intangible taxes and other fees and costs incurred in connection therewith.

(b)

If, at any time, the area in which any Eligible Real Property is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Credit Party that owns such Eligible Real Property shall obtain flood insurance in such total amount and on terms that are satisfactory to the Appropriate Party and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to the Collateral Agent, the Appropriate Party and all Lenders.

[13]	Note to Form: Insert any necessary mortgages, etc., depending on the nature of the Eligible Real Property.
[14]	Note to Form: Insert any necessary filings, registrations, etc., depending on the nature of the Eligible Real Property.

Annex 8 - 1

5.	Release of Collateral. Each Grantor and the Collateral Agent agree that:

a.

Upon satisfaction and completion, as determined by the Appropriate Party, of the conditions for release of any Eligible Real Property from the Lien granted hereby in accordance with Section 6.17(b)(iii) of the Loan Agreement, such Eligible Real Property shall be released from the Lien granted under this Agreement, and the Collateral Agent will thereupon execute and deliver to the applicable Grantor, at such Grantor’s sole expense, all appropriate UCC termination statements and other documents that such Grantor shall reasonably request to evidence such release. The Collateral Agent shall have no liability whatsoever to any Secured Party as a result of its execution of any such documentation with respect to any such release.

6.	Miscellaneous. Each Grantor and the Collateral Agent agree that:

a.	The terms of this Annex shall be deemed incorporated into and part of this Agreement.

b.	The terms of this Annex are cumulative in nature and shall not limit the applicability or scope of the other terms of this Agreement.

7.	Terms. The following capitalized terms used in this Annex shall have the following meanings:

a.	“Eligible Real Property” means [●].[15]

b.	“Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions.

[15]	Note to Form: Insert description of relevant real property.

Annex 8 - 2